Tianjin Zhengtai Certified Public Accountants Co., Ltd

Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Assets Appraisal Report

JZTPBZ (2007) No.500006
Abstract

Tianjin Zhengtai Certified Public Accountants Co., Ltd. was assigned by Tianjin Daqiuzhuang Metal Sheet Co., Ltd. to evaluate all assets and liabilities related to the current assets value of Daqiuzhuang. Our firm has conducted the appraisal process pursuant to Chinese national regulations on assets evaluation, on the basis of original materials and checkup ledger provided by the client, and in line with the principle of being objective, independent, honest, and scientific. “Replacement Cost Method” is used in the appraisal on major assets, and according to the necessary appraisal procedure, we have investigated on spot and conducted market research, inquiry and verification to determine the value of assets assigned for evaluation, and reached the following conclusions: The appraisal benchmark date is December 31, 2006. At that day, the evaluated assets value is 641701580.83 yuans; evaluated liabilities value is 399767207.14 yuans; evaluated net assets value is 241934373.69 yuans. Please see Consolidated Appraisal Results Sheet and Appraisal Ledger for more details about the appraisal conclusions.

Consolidated Appraisal Results Sheet

Assets owneræTianjin Daqiuzhuang Metal Sheet Co.,Ltd.	Unit:RMB/Yuan
Item		Book value	Adjusted book value	Appraisal value	Increase or decrease amount	Increase rate%
		A	B	C	D=C-B	E=(C-B)/B×100%
Current assets	1	347,387,936.26	347,387,936.26	374,896,109.55	27,508,173.29	8%
Long-term investment	2
Fixed assets	3	207,539,732.93	207,539,732.93	242,349,126.28	34,809,393.35	17%
Including: projects in process	4
Buildings	5	63,785,388.65	63,785,388.65	79,325,388.65	15,540,000.00	24%
Equipments	6	143,754,344.28	143,754,344.28	163,023,737.63	19,269,393.35	13%
Intangible assets	7	14,075,192.34	14,075,192.34	24,456,345.00	10,381,152.66	74%
Including: land use right	8	14,075,192.34	14,075,192.34	24,456,345.00	10,381,152.66	74%
Other assets	9
Total assets	10	569,002,861.53	569,002,861.53	641,701,580.83	72,698,719.30	13%
Current liabilities	11	383,767,207.14	383,767,207.14	383,767,207.14	0.00	0%
Long-term liabilities	12	16,000,000.00	16,000,000.00	16,000,000.00	0.00	0%
Total liabilities	13	399,767,207.14	399,767,207.14	399,767,207.14	0.00	0%
Net assets	14	169,235,654.39	169,235,654.39	241,934,373.69	72,698,719.30	43%

Tianjin Zhengtai Certified Public Accountants Co., Ltd

This appraisal will be valid for one year, starting from December 31, 2006 to December 30, 2007. It needs to re-evaluate when it is over one year.

The above contents are quoted from《Appraisal Report on Tianjin Daqiuzhuang Metal Sheet Co., Ltd.》, for complete information about the appraisal project, please carefully read the whole Appraisal Report.

Legal representative of the appraisal firm: Project principal: Registered assets appraiser: Report check: Registered assets appraiser:

Tianjin Zhengtai Certified Public Accountants Co., Ltd Report Filing date: March 30, 2007

Tianjin Zhengtai Certified Public Accountants Co., Ltd

Tianjin Daqiuzhuang Metal Sheet Co., Ltd.
Assets Appraisal Report

JZTPBZ(2007)No.500006

1.	Foreword

Tianjin Zhengtai Certified Public Accountants Co., Ltd was assigned by Tianjin Daqiuzhuang Metal Sheet Co., Ltd to evaluate all assets and liabilities related to the current assets value Daqiuzhuang, pursuant to Chinese national regulations on assets evaluation, on the basis of original materials and checkup ledger provided by the client, and in line with the principle of being objective, independent, honest, and scientific. The appraisers from our firm have conducted on spot inspection, market research and inquiry to fairly reflect the market value of the assets and liabilities on December 31, 2006 and reached the following conclusions:

2.	Brief Introduction about the Client and the Assets Owner

Tianjin Daqiuzhuang Metal Sheet Co., Ltd., location: Daqiuzhuang Town, Jinghai County, Tianjin; Legal person: Yu Zuo Sheng; Registered Capital: 79.2 million yuans; Business type: Sino-Foreign Joint Venture; Business scope: manufacturing, processing, and selling rolling steel, and sheering steel plate.

3.	Appraisal Purpose

This appraisal is conducted for the purpose of understanding the current assets value related to the total assets and liabilities owned by Tianjin Daqiuzhuang Metal Sheet Co., Ltd., and providing related value basis.

4.	Appraisal Scope and Object

The scope of this appraisal relates to the total assets and liabilities owned by Tianjin Daqiuzhuang Metal Sheet Co., Ltd., which is in line with the assigned object and scope by the client, a brief table about the appraisal scope and object is as follow:

Tianjin Zhengtai Certified Public Accountants Co., Ltd

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Unit: RMB/Yuan
Item		Book value	Adjusted book value
		A	B
Current assets	1	347,387,936.26	347,387,936.26
Long-term investment	2
Fixed assets	3	207,539,732.93	207,539,732.93
Including: projects in process	4
Buildings	5	63,785,388.65	63,785,388.65
Equipments	6	143,754,344.28	143,754,344.28
Intangible assets	7	14,075,192.34	14,075,192.34
Including: land use right	8	14,075,192.34	14,075,192.34
Other assets	9
Total Assets	10	569,002,861.53	569,002,861.53
Current liabilities	11	383,767,207.14	383,767,207.14
Long-term liabilities	12	16,000,000.00	16,000,000.00
Total liabilities	13	399,767,207.14	399,767,207.14
Net assets	14	169,235,654.39	169,235,654.39

5.	Appraisal Benchmark Date

The benchmark date for this appraisal project is December 31, 2006. All pricing standards are valid price standards at the benchmark date. The benchmark date has been decided according to client’s application and the consideration of being close to the completion time of the evaluation, the integrity of accounting information, and so on.

6.	Appraisal Principle

In accordance with related laws and regulations on state-owned assets evaluation, this appraisal has been conducted pursuant to the working principle of being objective, independent, honest, scientific, and operating principle of on-going business, substitution and open market.

7.	Appraisal Basis

(1)	Action basis
1.	The “Appraisal Business Agreement” signed between the client and the appraisal firm;

(2)	Legal basis
1.	The order of the State Council of People’s Republic of China [1991] No. 91 ” Administration of State Assets Valuation Procedures”;

Tianjin Zhengtai Certified Public Accountants Co., Ltd

2.
The order of former State-owned Assets Supervision and Administration Commission [1992] No. 36 ”About printing and distributing the circular of〈Detailed rules on the practice of Administration of State Asset Valuation Procedures 〉”;

3.	The order of former State-owned Assets Supervision and Administration Commission [1996] No.23 “About Forwarding the circular of 〈Review on Assets Valuation Practice Standards (Interim Measures)〉”;
4.	Decree No.91, 1999 of the Ministry of Finance of the People's Republic of China, “Circular on Interim Rules on the basic content and format of assets appraisal report”;
5.	Decree No.14 of the Ministry of Finance of the People's Republic of China, “Circular on Regulations on some problems about the Administration of state-owned Assets Valuation”;
6.	“Guidance on the Legal Rights of Valuation Target concerned by Certified Appraiser”, published by Registered Accountant Association of China, [1991] No. 18;
7.	Other laws or regulations related to assets valuation;

(3)	Property Right Basis
1.	Assets checkup ledger provided by the asset owner;
2.	Financial statement, book of account, accounting certificate provided by the assets owner;
3.	Other property right basis provided by the assets owner

(4)	Pricing Basis
1.	Financial statement, book of account, accounting certificate provided by the assets owner;
2.	Bank statement provided by the assets owner and so on;
3.	Cash Counting Sheet completed together by the assets owner and the appraisal firm;
4.	《Quoted Price Manual for Machinery and Electronic Products 2007》edited by Machinery Industry Information Research Institute, Information Center of Machinery and Electronic Products Pricing;
5.	Data about market price collected through market research and inquiry conducted by the appraisers;
6.	Other pricing basis.

8.	Appraisal Method

This appraisal is based on “Replacement Cost Method”, the evaluated value have been reached by separately calculating the evaluated value of each asset assigned, and making a sum of them thereafter, and finally deducting the evaluated liability value.

Tianjin Zhengtai Certified Public Accountants Co., Ltd

9.	Appraisal Process

(1)	Accept the assignment, and sign Appraisal Business Agreement according to the requirements of “Assets Valuation Practice Standards”;
1.	Accept the assignment from Tianjin Daqiuzhuang Metal Sheet Co., Ltd.;
2.	Sign “Appraisal Business Agreement”;
3.	Determine the appraisal purpose, scope and object;
4.	Negotiate with the client about the appraisal benchmark date;
5.	Draw out the primary appraisal plan;

(2)	Preparation Stage at the Beginning of the Evaluation
1.	Draw out assets appraisal implementation plan;
2.	Select and dispatch experienced assets appraisal project principal and working staff;
3.	Ask for various assets checkup ledgers from the client and the assets owner;
4.	Appraisal firm develops detailed work plan about the assets evaluation

(3)	Assets Check Stage
1.	Guide the client and the assets owner in assets check, collecting and preparing materials.
2.	The client and the assets owner make introduction and describe the history and current situation of the assets and liabilities to be evaluated;
3.
Organize appraisal tasks on spot, according to the requirements of assets evaluation, divide the work based on work plan, conduct inspection and verification on the assets and liberalities within the appraisal scope, and make property right demarcation.

(4)	Assessment and Valuation Stage
1.
Conduct on spot inspection and verification based on the data provided by assets checkup ledger, and ask the engineering and technical employees of the client and the assets owner to give introduction, understand the operation, management and function of the assets;

2.	Conduct on spot inspection and test on assets assigned for evaluation;
3.	Adopt proper appraisal method based on the real situation and characteristics of the appraisal assets;
4.	Implement detailed appraisal procedure by appraisers;
5.
Appraisers conduct necessary market research and inquiry, collect market information, adopt proper calculation formula based on the real situation of the appraisal assets, make valuation for specific object;

Tianjin Zhengtai Certified Public Accountants Co., Ltd

6.	Analyze and determine the appraisal value of each asset and liability;

Detailed appraisal procedure is summarized as follow:

1.	Appraisal on Current Assets

(1).	Appraisal on Monetary Capital:

Monetary capital contains cash, and bank deposit. During the evaluation, we have conducted complete inventory check on the cash on hand (at the close of the appraisal adjust cash incomes and expenses) in order to agree the account record to the reality. About bank deposit, we have looked through “Bank notes”, “Enterprise bank deposit account” and “Bank balance adjustment sheet” and validated the appraisal value based on the book value after determining the conformity.

(2)	Appraisal on Accounts Receivable:

Accounts receivable are accounts receivable, other receivables and payment in advance.

During the evaluation, first of all we verified the book value at the appraisal time point, analyzed the debtor names, economical contents, arrearage duration and credit degree one by one, determined the possibility of bad debt and the ability of drawing back in cash, adopted confirmation or substitution procedure to analyze the accounts with large balances one by one, and determined the appraisal value based on verified balance.

(3).	Appraisal on Stock:

The stock to be evaluated this time mainly contains raw materials and finished products. Firstly the appraisers conducted inventory check on site, made appraisal on the stock accordingly, and finally determined the appraisal value based on current market price and real quantity.

2.	Appraisal on Fixed Assets

(1).	Replacement cost method is adopted in the appraisal on houses, buildings and construction materials.

A.	Determination on Replacement Value

Replacement value includes cost for the initial stage, comprehensive cost, other expenses, capital cost, etc. We applied mechanically the basic price for construction project budget in Tianjin, 2004 and the cost index for construction project at the close of the appraisal benchmark date.

B.	Determination on Residue Ratio

During the analysis and calculation on the entity-wide depreciation of buildings and residue ratio, we focused on analyzing designed life time and real construction quality, current situation and physical life time, and based on building type, use purpose, real life time, environment and conditions, maintenance and heavy repair conditions, current situation and function result and so on, determined the value targeting at each part of the building structure, base, wall body and fitment.

Tianjin Zhengtai Certified Public Accountants Co., Ltd

C.	Determination on Appraisal Value

To get the appraisal value through multiplying replacement value by residue value

(2).	Appraisal on Facilities and Vehicles

The assigned facilities to be evaluated contain mechanical equipments, electronic equipments and vehicles, all of which are used at the moment.

A.	Determination on Replacement value

Through reviewing《Quoted Price Manual for Machinery and Electronic Products 2007》and conducting market inquiry, we determined the facility price to identify the replacement full price.

B.	Determination on Residue Ratio

Through on spot inspection, reviewing functional situation of concerned equipments, major technical index, and checkup technical situation, times of heavy repair and maintenance situation of those equipments with concerned technical and operating staff, we got to understand the working environment and determine the comprehensive residue rate of the equipments assigned for evaluation.

C.	Determination on Appraisal Value

To get the appraisal value through multiplying replacement value by residue value.

3.	Appraisalon Intangible Assets

The intangible asset to be evaluated this time is: Land use right.

We adopted the method of “Base Price of Land Coefficient Modification” as the land appraisal method, it is to use the base price set by the local government as a reference and modify the coefficient of other factors accordingly and get the value of the land assigned for evaluation.

4.	Appraisal Method on Liabilities

Liabilities mainly contain short-term loans, notes payable, advance from customers, other payables, and long-term payables. Through the inspection, accounts are in line with each other, accounts and book keeping sheets are in line with each other. Appraisal value of the liabilities is determined by the real liable items and amounts owned by assets owner upon the realization of appraisal purpose. During the appraisal process, we checked book value against each liability checkup ledger, analyzed and determined one by one based on substitution procedure and identified the appraisal value based on the balance verified without error.

Tianjin Zhengtai Certified Public Accountants Co., Ltd

(5)	Integrating Stage of the Evaluation
1.	Integrate appraisal results of each asset and liability;
2.	Analyze appraisal conclusions
3.	Modify appraisal working paper
4.	Compose assets appraisal description
5.	Compile first draft of assets appraisal report
6.	Review and prove appraisal results by each level of the authority internally

(6)	Report Release Stage
1.	Ask for assets owner’s opinion on the modification to the first draft of the appraisal report;
2.	Conduct necessary modification and acquire final approval on the appraisal report internally.

10.	Appraisal Conclusions

According to the national laws and regulations on assets evaluation, our appraisal firm conducted appraisal on the whole assets and liabilities of Tianjin Daqiuzhuang Metal Sheet Co., Ltd. and reached related conclusions, based on generally accepted assets appraisal method, pursuant to the principle of being objective, independent, honest and scientific.

As evaluated, on the basis of on-going business, the evaluated assets value is 641701580.83 yuans; evaluated liabilities value is 399767207.14 yuans; evaluated net assets value is 241934373.69 yuans. Please see Consolidated Appraisal Results Sheet and Appraisal Ledger for more details about the appraisal conclusions.

Tianjin Zhengtai Certified Public Accountants Co., Ltd

Appraisal Results Consolidated Sheet

Assets owneræTianjin Daqiuzhuang Metal Sheet Co.,Ltd.	Unit:RMB/Yuan
Item		Book value	Adjusted book value	Appraisal value	Increase or decrease amount	Increase rate%
		A	B	C	D=C-B	E=(C-B)/B×100%
Current assets	1	347,387,936.26	347,387,936.26	374,896,109.55	27,508,173.29	8%
Long-term investment	2
Fixed assets	3	207,539,732.93	207,539,732.93	242,349,126.28	34,809,393.35	17%
Including: projects in process	4
Buildings	5	63,785,388.65	63,785,388.65	79,325,388.65	15,540,000.00	24%
Equipments	6	143,754,344.28	143,754,344.28	163,023,737.63	19,269,393.35	13%
Intangible assets	7	14,075,192.34	14,075,192.34	24,456,345.00	10,381,152.66	74%
Including: land use right	8	14,075,192.34	14,075,192.34	24,456,345.00	10,381,152.66	74%
Other assets	9
Total assets	10	569,002,861.53	569,002,861.53	641,701,580.83	72,698,719.30	13%
Current liabilities	11	383,767,207.14	383,767,207.14	383,767,207.14	0.00	0%
Long-term liabilities	12	16,000,000.00	16,000,000.00	16,000,000.00	0.00	0%
Total liabilities	13	399,767,207.14	399,767,207.14	399,767,207.14	0.00	0%
Net assets	14	169,235,654.39	169,235,654.39	241,934,373.69	72,698,719.30	43%

11.	Explanations to Special Issues

1. The “Appraisal Value” mentioned in this report refers to the fair appraisal opinions put forward for the appraisal purpose in this report, by the precondition that the current purpose of appraisal assets keeps the same with on-going business and changeless conditions and economic environment at the appraisal benchmark date.

2. This appraisal was conducted pursuant to the principle of being objective, independent, honest and scientific. Our firm and our appraisers have no any special relation with the assets owner. During the appraisal process, our appraisers exerted full effort in scrupulously abiding by profession regulations. Several attached materials contained in this report are the main components of this report, which will bear the same force and effect as the report itself.

3. Income approach method is non-applicable, because the enterprise assigned for appraisal is in the process of increasing production capacity, expected future earnings and risks are hard to be measured in the form of currency.

4. The appraisal firm and its appraisers shall not be liable for any flaw events existing inside the enterprise which may affect the assets appraisal value. These events are not interpreted by the client specifically while making the assignment and can not be known by appraisers based on their common professional experiences.

5. The purpose for the registered appraisers to conduct assets appraisal business is to make valuation on the appraisal objects and give opinions. Identifying the legal ownership of the appraisal objects or giving opinions accordingly are beyond the professional scope of the appraisers, they are not capable of doing those and shall not provide any guarantee to the legal ownership of the appraisal objects.

Tianjin Zhengtai Certified Public Accountants Co., Ltd

12.	Significant Issues after the Appraisal Benchmark Date

Upon the appraisal benchmark date and during the valid period of the appraisal report, if there is any change in the assets, it is necessary to make according adjustment by using the original appraisal method. When “Replacement Cost Method” is used as the appraisal method, it is ought to make adjustments according to the amounts really occurred; At the time when assets price standard has been changed, which causes significant influence on appraisal value, it is necessary for the client to re-evaluate. If assets price has been changed significantly before the close of the evaluation, it is not possible to change the appraisal benchmark date, but when it is easy and handy to adjust the appraisal price, so the client should make relevant adjustments when conducting the real pricing on assets.

13.	Legal Effect of the Appraisal Report

1. This appraisal results are based on the precondition of this evaluation, appraisal purposes, principle of on-going business and current fair market price determined by open market principle, without consideration of prospective pledge in the future, warranty issue, ,and influence on appraisal value coming from the price change caused by specific transactions. And we have not taken the influence on assets price caused by natural force or other force majurer when national macroeconomic polices have been changed into consideration, either.

2. This appraisal results only state the fair value of the appraisal object under this appraisal process, no applicability and feasibility research have been done about the application of these appraisal results in other areas.

3. The assets checkup ledger, prove documents, accounting statements, relevant data and information are offered by the client and the assets owner, by which the client and the assets owner should be responsible for the validity and integrality, and bear relevant legal responsibilities.

4. This appraisal report will exercise the force effect pursuant to related legal regulations. Several attaching materials contained in this report are the main component of this report, which will bear the same force and effect as the report itself.

5. Valid period for the appraisal conclusions: According to the current regulation, the appraisal results will be valid for one year (starting from Dec.31, 2006 to Dec.30, 2007), it means the appraisal results will be thought valid if the appraisal purposes are realized within one year after the appraisal benchmark date. However, if any significant events happen to influence the appraisal results, the appraisal results can not be used as the trade floor or reference thereafter. It needs to re-evaluate the assets when it is over one year.

Tianjin Zhengtai Certified Public Accountants Co., Ltd

6. This assets appraisal report with its appendixes are offered to the client for his use as the appraisal purposes. Except the submission by the client to his superior directors, it is not allowed to pass the report to any other organizations or individuals, nor to publish the whole or part of the report contents on any media without the permission of Tianjin Zhengtai Certified Public Accountants Co., Ltd.

7. This report will take effect upon the review and approval by the relevant assets appraisal administrative department.

14.	Release date of the Appraisal report

This assets appraisal report was released on March 30, 2007.

Tianjin Zhengtai Certified Public Accountants Co., Ltd Legal representative: Project principal: Certified appraiser: Report check: Certified appraiser

March 30, 2007

Tianjin Daqiuzhuang Metal Sheet Co., Ltd.

Details of Asset Appraisal Report

JZTPBZ [2007] No. 500006

Tianjin Zhengtai Certified Public Accountants Co., Ltd.

March 30, 2007

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-Table of Contents

Table of Contents

Annotation 1	Statement on Application of Annotations to Asset Appraisal	1

Annotation 2	Annotation to Asset Appraisal	2

Annotation 3	Annotation to findings on asset clearance	5

Annotation 4	Annotation to appraisal base	11

Annotation 5	Technical annotations to appraisal on different assets and liabilities	13

5.1	Technical annotation to current asset appraisal	14

5.2	Technical annotation to machine and equipment appraisal	19

5.3	Technical annotation to building and structure appraisal	30

5.4	Technical annotation to land use right appraisal	39

5.5	Annotation to Liability Appraisal	42

Annotation 6	Appraisal Conclusion and Analysis	45

I

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-Statement on Application of Annottio to Asset Appraisal

Annotation 1

Statement on Application of Annotation to Asset Appraisal

The Asset Appraisal Annotations are only used for the property appraisal authority and the Enterprise’s competent department to examine the Asset Appraisal Report and check he work of the appraisal organization and are not the regulations of the law and administrative regulations, of which the whole or any part shall not be provided to any other organizations or individuals or published in the media.

Tianjin Zhengtai Certified Public Accountants Co., Ltd.

March 30, 2007

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation·Annotation to Asset Checking and Verification

Annotation 2

Annotation to Asset Appraisal

1.	Profile of Consigner and Asset Owner

Tianjin Daqiuzhuang Metal Sheet Co., Ltd.: domicile: Daqiuzhuang Town, Jinghai County, Tianjin; legal representative: Yu Zuosheng; registered capital: RMB 79.20 million Yuans; corporate type: Chinese-foreign joint venture; business scope: production, processing and sales of rolling steel and sheering steel plates.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. located at Daqiuzhuang Town, Jinghai County, Tianjin, with a land area of 110 Chinese mus and 1,500 employees, was founded in 1988. Its second expansion was carried in 1996, the third expansion in late 2002 and fourth expansion in September 2005, forming three production branches and having 10 hot rolling units of 1200mm and over 100 auxiliary equipments for heating, annealing, cutting, finishing, power, combining, etc. Its current annual production capacity of hot-rolled steel sheets reaches over 500,000 tons. The Company has successively for ten years won the title of Jinghai County Tope Three Tax Payers and has been listed in China Top 500 Township Enterprises. In June 2004, it became a Chinese-foreign joint venture with American General Steel Investment Co., Ltd. through the merge and acquisition of equities.

2. Explanation about Appraisal Purpose

The purpose of the current appraisal is to provide the value base for the present value of all the assets and liabilities of Tianjin Daqiuzhuang Metal Sheet Co., Ltd.

3. Explanation about Appraisal Scope

The scope of the current asset appraisal covers all the assets and liabilities of Tianjin Daqiuzhuang Metal Sheet Co., Ltd. The types of appraised assets mainly include: current assets, fixed assets, land use right and liabilities, Including in particular the following items:

Asset Owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB Yuan

Current assets:
Monetary capital	86, 100, 077.66
Notes receivable	4, 196, 149.80
Accounts receivable	134, 421, 606.09
Less: bad debit provision	1, 069, 670.88
Net Accounts receivable	133, 351, 935.21
Other receivables	2, 096, 602.50
Less: bad debit provision	0.00
Net other receivables	2, 096, 602.50
Advance paid	24, 222, 810.52
Inventories	97, 420, 360.57
Less: devaluation provision	0.00
Net inventories	97, 420, 360.57
Deferred expenses
Total current assets	347, 387, 936.26
Fixed assets:
Original value of fixed assets	257, 674, 882.56
Less: accumulated depreciation	50, 135, 149.63
Net value of fixed assets	207, 539, 732.93
Less: devaluation provision	0.00
Net fixed assets	207, 539, 732.93
Total fixed assets	207, 539, 732.93
Intangible assets and other assets	0.00
Intangible assets	14, 075, 192.34
Less: devaluation provision	0.00
Net value of intangible assets	14, 075, 192.34
Total intangible assets and other assets	14, 075, 192.34
Total assets	569, 002, 861.53
Current liabilities:
Short-term borrowing	236, 230, 000
Notes payable	63, 600, 000.00
Accounts payable	23, 414, 791.63
Advance received	8, 530, 435.51
Salary payable	5, 541, 124.46
Welfare payable
Dividend payable
Tax payable	42, 056, 174.09
Other payments
Other payables	1, 636, 182.35
Pre-withdrawn expenses
Other current liabilities	2, 758, 499.10
Total current liabilities	383, 767, 207.14
Long-term liabilities:
Long-term payables	16, 000, 000.00
Specific payables
Total long-term liabilities	16, 000, 000.00
Total equities	169, 235, 654.39
Total liabilities & equities	569, 002, 861.53

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation·Annotation to Asset Checking and Verification

4. Explanation about the Valuation Date

The Valuation Date for the current appraisal is December 31, 2006.

Since the asset appraisal is to provide professional views on the “market value” of the assets at a particular time point, the selection of accounting period-end as the Valuation Date can fully reflect the overall status of the assets under appraisal. Additionally, the Valuation Date is comparatively close to the actual appraisal date of the appraisers so that the appraisers can understand better about the status of the appraised assets on the Valuation Date and reflect truly the present vale of the assets under appraisal as on the Valuation Date. The Valuation Date selected is relatively close to the actual date for the plan of the appraisal purpose.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation·Annotation to Asset Checking and Verification

The Appraisal’s pricing standard is the effective price or prevailing standard on the Valuation Date.

5. Explanations on Major Events that May Influence the Appraisal

Nil.

6. Explanations on Asset and Liability Checking

With the valuation date defined for the Appraisal, we have mobilized and organized our Enterprise Management Department, Finance Department, Production, Supply Company and Sales Department for an overall checkup in their respective areas. In accordance with the features that the physical assets and raw materials centralized and others are scattered, we have adopted the checkup program of supervision by Finance Department, cooperation from all departments, involvement of the appraisal organization and on-the-spot checking, which has ensured that all the assets included in the appraisal scope are the superior assets.

7. List of Documents

1) Details for Checking and Appraisal Statement for all Assets and Liability

2) Corporate Business License of the Enterprise

3) Accounting Statement as on the Valuation Date

4) Property Ownership Certificate

Name of the Enterprise (Official Seal)

Legal Representative (Signature)

March 30, 2007

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation·Annotation to Asset Checking and Verification

Annotation 3

Annotation to Finding on Asset Clearance

1. Contents for Asset Checking and Verification

Our appraisers have carried out spot-check over the ownership, formation and book value of all the assets and liabilities within the appraisal scope. The particular types of these assets and liabilities include: current assets, fixed assets, land use right and liabilities. As on the Valuation Date of December31, 2006, the book values of the assets and liabilities covered in the checkup scope are given as follows:

Asset Owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB Yuan

Current assets:
Monetary capital	86, 100, 077.66
Notes receivable	4, 196, 149.80
Accounts receivable	134, 421, 606.09
Less: bad debit provision	1, 069, 670.88
Net Accounts receivable	133, 351, 935.21
Other receivables	2, 096, 602.50
Less: bad debit provision	0.00
Net other receivables	2, 096, 602.50
Advance paid	24, 222, 810.52
Inventories	97, 420, 360.57
Less: devaluation provision	0.00
Net inventories	97, 420, 360.57
Deferred expenses
Total current assets	347, 387, 936.26
Fixed assets:
Original value of fixed assets	257, 674, 882.56
Less: accumulated depreciation	50, 135, 149.63
Net value of fixed assets	207, 539, 732.93
Less: devaluation provision	0.00
Net fixed assets	207, 539, 732.93
Total fixed assets	207, 539, 732.93
Intangible assets and other assets	0.00
Intangible assets	14, 075, 192.34
Less: devaluation provision	0.00
Net value of intangible assets	14, 075, 192.34
Total intangible assets and other assets	14, 075, 192.34
Total assets	569, 002, 861.53
Current liabilities:
Short-term borrowing	236, 230, 000
Notes payable	63, 600, 000.00
Accounts payable	23, 414, 791.63
Advance received	8, 530, 435.51
Salary payable	5, 541, 124.46
Welfare payable
Dividend payable
Tax payable	42, 056, 174.09
Other payments
Other payables	1, 636, 182.35
Pre-withdrawn expenses
Other current liabilities	2, 758, 499.10
Total current liabilities	383, 767, 207.14
Long-term liabilities:
Long-term payables	16, 000, 000.00
Specific payables
Total long-term liabilities	16, 000, 000.00
Total equities	169, 235, 654.39
Total liabilities & equities	569, 002, 861.53

The above assets and liabilities have been audited by MOORE STEPHENS WURTH FRAZER AND TORBET, LLP.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation·Annotation to Asset Checking and Verification

2. Distribution and Features of Physical Assets

The physical assets of Tianjin Daqiuzhuang Metal Sheet Co., Ltd. within the appraisal scope include machines and equipments, buildings and inventories installed and stored at: 6 Gangtuan West Road, Daqiuzhuang Town, Jinghai County, 35 Baiyi Road, Daqiuzhuang Town, Jinghai County, north side of Yingfeng Road, Daqiuzhuang Town, Jinghai County and southeast of Yanzhuangzi Village, Dafengdui Town, Jinghai County.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd., focusing on the hot-rolled steel sheets, possesses such major equipments as ten sets of 1200m rollers, four sets of leveling machines, three sets of straighteners, twelve sets of slab cutters and one rotary shear and over 100 processing equipments including twenty-one sets of finished-product cutters, twenty-eight units of workshop travelers, five gantry cranes, etc.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. was founded in 1988, with the major products being in the hot-rolled product series including hot-rolled straight carbon steel sheets, silicon sheet steel, cutting tool plates, container sheets. Its annual production capacity is 500,000 tons.

3. Particulars that Influence Asset Checkup and Verification

Nil.

4. Process and Methodology for Asset Checkup and Verification

1) Major process for asset checking

According to the relevant regulations of the government on the asset appraisal, from March 23 to 30, 2007, we have checked and verified the assets and liabilities of Tianjin Daqiuzhuang Metal Sheet Co., Ltd. within the appraisal scope as per following checking procedures:

(1) The appraisers guide the Enterprise in carrying out self-check over the assets and preparing the relevant appraisal documents

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation·Annotation to Asset Checking and Verification

a. First, our the appraisers teach the Enterprise’s financial and asset management staffs how to fill up the detailed statement of asset appraisal and prepare the documents for asset appraisal;

b. Then the Enterprise’s financial and assets management staffs carry out the overall checking and verification over the assets and liabilities within the appraisal scope according to the contents of the detailed statement of asset appraisal and fill up the same accurately as well as prepare the relevant ownership certificates, particulars of historical cost and expenditures, quality status of assets and other financial and economic indicators according to the requirement of the appraisal documentation list.

(2) The appraisers carry out the on-the-spot checking on the appraisal statement

a. Hear the Enterprise’s relevant personnel about the history and current status of assets to be appraised;

b. Carry out the account-to-account and account-to-statement checking over the balance sheets provided and the particulars of asset appraisal declaration filled up by the Enterprise and analyze the book value;

(3) The appraisers carry out the on-the-spot checking over and verify the assets and verify the relevant appraisal materials

According to the particulars of the asset appraisal declaration, carry out the on-the-spot checking and verification over all the assets and liabilities, check the ownership certificates of the appraised assets and assess the trueness of the appraised assets.

2) Particular methods for checking and verification

(1) Checking of current assets and other assets and liabilities

Mainly check the Enterprise’s current assets in kind (meaning mainly the inventories), non-physical current assets and other assets and liabilities.

a. Check with the appraisal declaration

b Contents and process for checking the current assets in kind

As per appraisal requirement, from March 23 to 26, 2007, the Enterprise took stocks. Through the spot-check over the original vouchers, the appraisers checked the book value of the inventories and, jointly with the Enterprise’s warehouse management staff, carried out the spot-checking based on the checklist of the appraisal declaration and the store log books and sales records provided by the storekeeper staffs and Sales Department according to the ratio specified in the Standards. The amount of the checked inventories is over 60% of the total inventories and the quantity of checked inventories is over 40% of the total inventories. Then, according to the dispatch and receipt status from the Valuation Date to the date of stock taking, calculate and verify the inventory statement of the Enterprise as of the Valuation Date inventory.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation·Annotation to Asset Checking and Verification

c. Verification of current assets not in kind and other assets and liabilities

As for the current assets not in kind declared by the Enterprise as on the Valuation Date, mainly check with the Enterprise’s general ledger, subsidiary ledgers of all the accounts and accounting vouchers. Obtain the written confirmation about the large-sum credit assets. As for the assets without written confirmation and other assets not requested for written confirmation, implement the alternative procedure to check the cash in the monetary capital, check the bank deposit accounts, check with the bank statements and bank deposit adjustment sheets for the all the bank accounts, spot-check the entry vouchers and original vouchers of the liabilities, check with the loan agreements the Enterprise signed with the bank or other organizations and verify the trueness of the liabilities.

(2) Checking of buildings

a. Check with the appraisal declaration

According to the building appraisal declaration provided by the Enterprise, check such major technical and economic indices of the buildings as the book value, floorage, building structure, height and time of utilization, mark and revise the items and amounts in the declaration which are not consistent with the book or documents, duplicated, omitted and not recorded so that the accounts match with the statement and with vouchers.

b. Analysis on book value

Analyze the composition of the Enterprise’s original book value, enquire about the Enterprise’s depreciation ratio for different assets and analyze the depreciation accounting.

c. Check the ownership certificates of the appraised assets

Where the Enterprise has provided the property certificates, check the original copies and the photocopies, compare the same in kind. Where the property certificates are not available, check the relevant approval documents, work commencement permits, work budget and settlement statement, final account auditing report and work completion certificates and compare the same in kind.

d. Check the consistence between the book and kind

In the site survey, according to the book and subsidiary ledgers, check the existence of the kind, the profit or loss, the consistence of the work quantity in kind with the subsidiary ledgers, the consistence of the actual start-off time with that stated in the declaration, and according to the actual conditions, adjust the appraisal details and indicate in the column of remarks the abnormal operation status of the assets.

Check the work quantity of the buildings mainly consulting the property certificates, as-built drawings and construction drawings for mutual confirmations. Check the work quantities of underground works such as structures and ditches by collecting the workshop layout, pipeline and cable layout, and verify the work qualities stated by the Enterprise.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation·Annotation to Asset Checking and Verification

In case of any problem observed in the field survey, follow the following methods for disposal: where the book and the kind are consistent with each other, the kind will prevail. Where the work items, area, structural mode, floors and floor clearance do not comply with the declaration, jointly with the Enterprise’s personnel, verify and keep notes of the same. The actual findings will prevail.

Through the field survey on the Enterprise’s buildings, structures, pipelines, ditches and other assets, it is observed that the buildings and structures and their auxiliary facilities in use can basically meet the requirement of production. No disturbance has been observed during the checking and verification. Upon adjusting the assets in profit and loss and adjusting the work quantities and commencement time as per actual conditions, the materials submitted and stated by the Enterprise have basically satisfied the appraisal requirement of “the book and statement match with each other and the book and the kind match with other”.

(3) Checking of machines and equipments

a. Check the appraisal declaration

Examine the appraisal declaration details filled up by the Enterprise for machine and equipment and verify the equipment log books and accounts of fixed assets and financial accounts for the consistence between account and statement and between the accounts.

b. Analysis on book values

Analyze the composition of the Enterprise’s original book value, enquire about the Enterprise’s depreciation ratio for different assets and analyze the depreciation accounting.

c. Check the ownership certificates of the appraised assets

As for the equipment assets purchased and built for business, mainly spot-check the equipment purchase contract and invoice, vehicle travel permit, original entry voucher, etc for the status of ownership; as for the equipment assets built by the Company in an early stage, mainly search collect the relevant project approval document, final account (budget) and auditor’s report on the final account to verify the ownership.

d. Check the consistence between and use of the book and kind

Checking the consistence between the book and kind means that n the site survey, according to the book and subsidiary ledgers, it is to check the existence of the kind, the profit or loss, the consistence of the work quantity in kind with the subsidiary ledgers, the consistence of the actual start-off time with that stated in the declaration, and according to the actual conditions. Then, adjust the appraisal details and indicate in the column of remarks the abnormal operation status of the assets.

According to the detailed declared about the machine and equipment, jointly with the Company’s equipment management personnel, the appraisers check and verify the equipments item by item at the places of all workshops or management departments where the equipments are used. In the on-the-spot survey, examine and identify the outlook and inherent quality of the machines and equipments. Carry out the on-the-spot survey on and take notes of the equipments’ management system, operation environment and status, maintenance and service and overhaul. Check on the spot if there is any special circumstance of damage, discard, idling and elimination. Hear the introduction of the equipment operation personnel, management personnel and engineering technical personnel about the historical status, management and operation status of the machines and equipments. Consult the final account for the completed works and relevant documents. Consult the equipment order contracts signed recently.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation·Annotation to Asset Checking and Verification

As per on-the-spot checking and verification, the machines and equipments in use can basically meet the requirement of production and no disturbance has been observed during the checking and verification. Upon adjusting the profit and loss of the assets and the specifications and models and start-off time as per fact, the Enterprise’s declaration meets the appraisal requirement of “the book and statement match with each other and the book and the kind match with other”.

5. Asset Checkup Conclusion

Through the above procedures of asset checking and verification, no difference has been observed between the assets within appraisal scope and the book entries.

In general, through checking and verification, it is concluded that the Enterprise’s accounting basically complies with the relevant policies and regulations of the government.

No disturbance is observed during the checking and verification. the materials submitted and stated by the Enterprise have basically satisfied the appraisal requirement of “the book and statement match with each other and the book and the kind match with other”.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Annotation 4

Annotation to Appraisal Base

The laws and regulations of the central and local governments and relevant departments we have followed in the current asset appraisal and the documents and materials referenced for the appraisal include mainly:

I.	Base for conduct

1. The agreement for appraisal signed between the Consigner and the asset appraisal organization;

II. Legal bases

1. Administrative Measures for Appraisal of State-owned Assets promulgated by the State Council of the People’s Republic of China (vide ([1991] No. 91;

2. Circular on Distributing the Implementation Rules for Administrative Measures for Appraisal of State-owned Assets issued by the former Administration of State-owned Assets vide GZBF (1992) No. 36;

3. Circular on Transmitting the Provisional Guidelines on Operating Standards for Asset Appraisal issued by the former Administration of State-owned Assets vide GZBF (1996) No. 23;

4. Circular on Distributing the Provisional Regulations for Basic Contents and Format of Asset Appraisal Report, issued by Ministry of Finance of the People’s Republic of China vide CPZ (1999) No. 91;

5. Guidelines on Management of State-owned Asset Appraisal, issued vide Decree No. 14 of Ministry of Finance of the People’s Republic of China;

6. Guidelines for Certified Public Asset Appraisers to Focus on the Legal Ownership of Appraisal Objects, promulgated by Chinese Institute of Certified Public Accountants, vide HX (2003) No. 18;

7. Other relevant laws and regulations governing the asset appraisal;

III. Ownership Bases

1. The details of asset checking and appraisal provided by the asset owner;

2. The financial reports, accounting books and accounting vouchers provided by the asset owner;

3. Other ownership bases provided by the asset owner.

IV. Pricing Bases

1. The financial reports, accounting books and accounting vouchers provided by the asset owner;

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

2. Bank statements provided by the asset owner;

3. The cash checklist completed jointly by the asset owner and the appraisal organization;

4. 2007 M & E Product Quotation Manual prepared by M & E Product Price Information Center of Machinery Information Research Institute;

5. The market survey made and data of market prices collected by the appraisers;

6. Other bases for pricing.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Annotation 5

Technical Annotations to Appraisal on Different Assets and Liabilities

5.1 Technical annotation to current asset appraisal

5.2 Technical annotation to machine and equipment appraisal

5.3 Technical annotation to building and structure appraisal

5.4  Technical annotation to land use right appraisal

5.5 Annotation to liabilities appraisal

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

5.1 Technical annotation to current asset appraisal

1. Appraisal Scope

The appraisal scope covers particularly such headings as monetary capital, notes receivable, accounts receivable, advance paid, other receivables, inventories, etc.

The particular appraisal is mainly based on the appraisal data of different current assets provided by Tianjin Daqiuzhuang Metal Sheet Co., Ltd. as well as verifies the accounting items audited and adjusted.

2. Appraisal Base

1) General Rules for Enterprise Financial Affairs, Accounting Standards and Enterprise Accounting Rules;

2) Current Asset Appraisal Statement provided by the Enterprise;

3) General ledger, subsidiary ledgers, accounting statements and relevant accounting vouchers provided by the Enterprise;

4) Account of monetary capital, bank statements and accommodation sheets provided by the Enterprise;

5) Purchase and sales contracts and other original documents provided by the Enterprise;

6) Data of the prevailing market prices of finished products and materials;

7) Other materials related to the appraisal.

3. Appraisal Process

1) Enquire and verify

For a smooth appraisal, the appraisers respectively visit the financial and business management departments of the Enterprise, enquire deeply about the financial management system, accounting procedure, internal control system and storage and collection system and enquire about and verify the problems observed in the declaration.

2) Check the accounts

The appraisers check the details of asset appraisal declaration provided by the Enterprise item by item with the balance amounts under relevant headings of the balance sheets and verify the accuracy of the appraisal declaration. Spot-check the original vouchers of all the accounts of the current assets and verify the trueness of the economic transactions. As for the bank deposit, check the deposit balance of all the accounts with the bank statements and balance accommodation sheets and obtain the written confirmation for the large-sum bank deposits. Obtain the written confirmation on the major and large-sum current accounts.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

3) Spot-check and check the accounts and kind

Jointly with the relevant personnel of the Enterprise, the appraisers carry out the field checking at the place where the cash and inventories are kept. According to the receipt and dispatch status from the Valuation Date the date of stock taking, calculate and verify the details of the declaration provided by the Enterprise as of the Valuation Date. Check in details the key inventories and spot-check the general inventories. The amount of the checked inventories is over 60% of the total inventories and the quantity of checked inventories is over 40% of the total inventories. In taking the stock, verify and take notes of the idling, defect and secondary status of the Enterprise’s inventories. Analyze and adjust the difference between the quantity of the stock taking and the figures in the book. The adjusted quantity is deemed as the checked quantity.

4) Enquiry

With the cooperation of the Enterprise’s relevant personnel, the appraisers has enquired about the market prices for part of its inventories on the Valuation Date and define the input cost and sale prices of the inventories with consideration of rational expenses.

5) Appraisal calculation and summary

According to the checked and verified data, we have appraised the current assets as per relevant requirement. With the primary appraisal findings defined, the appraisers of the general group coordinate with the appraisals of the equipment and building group about the relevant criss-cross issues and finally obtain the appraisal conclusion by verifying and totalizing and rechecking the premises that the appraised assets are not duplicated and omitted.

4. Booking of Appraised Current Assets

 Unit: RMB Yuan

	Book Value	Adjusted Book Value
Monetary capital	86, 100, 077.66	86, 100, 077.66
Notes receivable	4, 196, 149.80	4, 196, 149.80
Accounts receivable	134, 421, 606.09	134, 421, 606.09
Less: bad debit provision	1, 069, 670.88	1, 069, 670.88
Net Accounts receivable	133, 351, 935.21	133, 351, 935.21
Other receivables	2, 096, 602.50	2, 096, 602.50
Less: bad debit provision	0.00	0.00
Net other receivables	2, 096, 602.50	2, 096, 602.50
Advance paid	24, 222, 810.52	24, 222, 810.52
Inventories	97, 420, 360.57	97, 420, 360.57
Less: devaluation provision	0.00	0.00
Net inventories	97, 420, 360.57	97, 420, 360.57
Deferred expenses
Total current assets	347, 387, 936.26	347, 387, 936.26

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

5. Appraisal Methodology

According to the particulars of the asset owner current assets, the appraisal mainly adopts the cost approach, market approach and other approaches for appraisal.

1) Monetary capital

(1) Cash on hand: we implement a total check over the total cash on hand on the day of reckoning and calculate the cash receipt and payment from the day of reckoning to the Valuation Date so as to calculate the figure as on the Valuation Date: cash amount on the Valuation Date=checked amount on the day of reckoning+cash amount paid from the valuation date to the day of reckoning-cash amount received from the valuation date to the day of reckoning. The actual amount of cash on the valuation date is defined as the appraisal value.

(2) Bank deposit: we first check the appraisal declaration, bank statement and balance accommodation sheet of bank deposit provided by the Enterprise and inspect on the pending amount in the balance of bank deposit, find the reason for the pending amount, and by checking, define the verified the book value as the appraisal value.

2) Notes receivable

The notes receivable under the current appraisal means the bank acceptance without interest. Upon appraisal, we first check the notes receivable in possession and then the issue date and mature date so as to define the verified amount as the appraisal value.

3) Accounts receivable and other receivables

Accounts receivable are the payment for products sold to be received by the Enterprise; other receivables are the personal borrowing, petty cash and security money other than for the normal sale. Upon appraisal, by spot-checking the original vouchers and requesting for written confirmation, enquire about the contents and occurrence time of the items receivable, verify the value of the book balance and carry out the aging analysis and assessment of possibility for recovery. According to the classification and aging analysis of the receivables and enquiry about the enterprise’s repayment status, financial status and accreditation, define the bad debit amount the appraisal value of the receivables as per actual conditions.

4) Advance paid

Advance paid means the payment made by the Enterprise in advance. As for the advance paid, the appraisal value is defined as per value of the assets or rights in the form of relevant goods recoverable. Upon appraisal, spot-check consistence of the account amount of the advance paid with the accounting vouchers and availability of payment vouchers (i.e., payment contract, agreement, or other relevant certificates). If the relevant goods can be recovered, based on the examination and verification, define the book value appraisal value.

5) Bad debit provision

To appraise the receivables, we analyzed and assessed the rising time, reason and recoverability of the accounts receivable and other receivables. Since the possible bad debits have been taken into account, the provision is made for the account portion and the appraisal value is zero rated.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

6) Inventories

On the basis of checking the accounting books, the appraisers spot-check the inventories and verify the log books of inventories, enquire about the receipt, dispatch and balance of inventories and investigate into the storage, sales and market share of the inventories and obtain the current prices of the inventories.

(1) Raw materials: as for the raw and auxiliary materials for normal use, take the costing approach in appraisal: the checked quantity is multiplied with the current market buying price plus rational freight, waste, inspection and arrangement fees to integrally define the appraisal value of the inventories.

(2) Goods in process: goods in process means the products in processing kept at the workshop as per normal production of the Enterprise. According to the cost accounting procedure of the Enterprise, the appraisers verify the rationality and accuracy of the accounting, convert the goods in process into the finished products as per the approximate output of the portion and define the appraisal value as per balance amount with the sales price minus with the sales expenses and rational tax;

(3) Finished products: take the market approach for appraisal. According to the cost accounting procedure of the Enterprise, the appraisers verify the rationality and accuracy of the accounting, check the book value, and define the appraisal value as per balance amount with the sales price minus with the sales expenses and rational tax.

Summary of Inventory Appraisal Findings

Unit: RMB Yuan

Sr. No.	Headings	Book value	Adjusted book value	Appraisal value	Increment amount	Increment Ratio%
1	Raw materials	22, 052, 475.23	22, 052, 475.23	22, 052, 475.23		0.00
2	Low-value wearable in stock	8, 282, 161.75	8, 282, 161.75	8, 282, 161.75		0.00
3	Finished products (commodities in stock)	8, 905, 680.00	8, 905, 680.00	12, 415, 411.00	3509731.00	39%
4	Goods in process (semi-finished products)	58, 180, 043.59	58, 180, 043.59	81, 108, 815.00	22928771.41	39%
5	Low-value wearable in use
inventory total		97, 420, 360.57	97, 420, 360.57	123, 858, 862.98	26, 438, 502.41	27%

6. Appraisal Findings

As of the Valuation Date of December31, 2006, the book value of current assets within the current appraisal scope is RMB 347387936.26 Yuans. Upon checking and adjustment, the book value is RMB 347387936.26 Yuans and the appraisal value is RMB 374896109.55 Yuans, with an appraisal increment amount of RMB 27508173.29 Yuans and an increment ratio of 8%.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Main reasons for the increment/reduction value:

1) The appraisal value for bad debit provision is zero;

2) As for the goods in process and finished products in the inventories, upon appraisal, define the appraisal value as per market value.

For detailed findings, see Summary of Current Asset Checking and Appraisal and the checking and appraisal details of different current assets.

7. Explanation for special events

The confirmation of the current appraisal on the bad debits cannot be deemed as the base for the Enterprise to write off the bad debits. To write the bad debits, the Enterprise should still have to follow the normal approval procedures. Verification of the bad debits is only the appraisal made by the appraisers on the Enterprise’s bad debit standard to provide the value basis for understanding the present value.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

5.2 Technical annotation machine and equipment appraisal

1. Appraisal Scope and Objects

The appraisal scope for machine and equipment means all the machines and equipments and vehicles declared by the Enterprise as shown in the book as of the Valuation Date and related to the appraisal purpose.

The production equipments in use under the appraisal are all kept at Tianjin Daqiuzhuang Metal Sheet Co., Ltd.

Appraisal objects: 242 units/sets of machine and equipment, with an original book value of RMB 176874863.30 Yuans and a book value of RMB 137850336.69 Yuans; 71 units/sets of electronic equipments, with an original book value of RMB 3535556.21 Yuans, and an book value of RMB 2455010.30 Yuans; 17 transport vehicles, with an original book value of RMB 4418405.20 Yuans and a book value of RMB 3448997.29 Yuans.

2. Overview of equipments

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. is the biggest company of hot-roll sheet steel. The Company’s production flow sheet is as follows:

Raw materials (purchase)→cutting→coating→heating→rolling→folding→cutting→lifting→leveling→stacking→annealing→straightening→selecting→packing→storing→dispatch.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. focuses the hot-roll production, with ten rolling equipments and over 170 auxiliary equipments.

3. Appraisal basis

1) Details of machine and equipment appraisal declaration provided by the Enterprise;

2) Purchase contracts, invoices and non-standard equipment fabrication contracts close the valuation date provided by the Enterprise;

3) 2007 M & E Product Quotation Manual prepared by Machinery Information Research Institute;

4) China Office Equipment and Household Appliance Quotation (1st edition, 2007), prepared by National Office Equipment and Household Application Price Information Network;

5) The operation manuals, equipment log books, overhaul records and equipment design drawings and other relevant files and documents of all the departments provided by the Enterprise;

6) Other materials provided by the Enterprise.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

4. Appraisal process

1) Examine the details of machine and equipment appraisal declaration completed by he Enterprise, verify the equipment log books, accounts of fixed assets and other financial records and make sure the consistence between account and statement and between accounts;

2) Book value analysis

By consulting the log books of fixed assets, relevant accounting books of basic construction and accommodation records, analyze the composition of the Enterprise’s original book value and enquire about depreciation ratio for different assets of the Enterprise and analyze the depreciation accounting.

3) Check and verify the ownership certificates of the appraised assets

As for the equipment assets purchased and built for business, mainly spot-check equipments’ purchase contracts and invoices, vehicles’ travel permits, original entry vouchers for ownership verification. As for the equipment assets built by the Company in an early stage, mainly search collect the relevant project approval document, final account (budget) and auditor’s report on the final account to verify the ownership.

4) According to the detailed declared about the machine and equipment, jointly with the Company’s equipment management personnel, the appraisers check and verify the equipments item by item at the places of all workshops or management departments where the equipments are used to make sure the consistence between the account and kind.

5) In the on-the-spot survey, examine and identify the outlook and inherent quality of the machines and equipments. Carry out the on-the-spot survey on and take notes of the equipments’ management system, operation environment and status, maintenance and service and overhaul. Check on the spot if there is any special circumstance of damage, discard, idling and elimination. Hear the introduction of the equipment operation personnel, management personnel and engineering technical personnel about the historical status, management and operation status of the machines and equipments.

6) Consult the final account for the completed works and relevant documents. Consult the equipment order contracts signed recently.

7) Undertake the extensive market survey and information acquisition and finalize and define the current prices of the equipments;

8) Regulate the appraisal materials, calculate the appraisal value, summarize the appraisal findings and prepare the annotations to the equipment appraisal and appraisal cases.

5. Appraisal Methodology

As per appraisal purpose, the costing approaching is adopted for the machine and equipment appraisal.

Formula: appraisal value=replacement value× residue ratio

1) Definition of the replacement value for the equipments

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

The equipment’s replacement value consist of the equipment’s purchase cost, freight, installation and commissioning expenses and other expenses and financial cost.

(1) Purchase cost

As for the purchase cost declared by the Consigner for the machine and equipment, consult the quotations of relevant factories or enquire online, consult the M & E Product Quotation Manual and define as per available data.

As for the mechanical equipment:

☐ As for the equipments with available market prices on the Valuation Date, define the equipment’s purchase price by deducting the market price with the floating factors of the quotation.

☐ As for the equipments without prevailing purchase prices, by adopting the market prices for similar equipments as the replacement value, define the equipment’s replacement cost.

☐ Where the quotation is not available and cannot be found, use the similarity approach, adjust with the similar equipment’s prices and the changing trend of prices and define the equipment’s purchase price.

(2) Freight

Freight includes the handling, transport, procurement, storage expenses for the shipping the equipment for the factory or the dispatching origin to the installation site, with the following particular formula:

Equipment freight= equipment purchase price× freight ratio

(3) Installation and commission expenses

According to National Asset Appraisal Parameters Selection and Manual for Construction Project Investment Estimation (2000) and other manuals and in combination with the actual conditions of the equipment, make the calculation as per different rates, with the particular calculation formula given as follows:

Installation and commissioning expenses= equipment purchase price× installation and commissioning expense ratio

(4) Financial cost

Financial cost= equipment replacement price × rational work period (year) × annual loan interest rate × 50%

Rational work period: as per the social average standard of manufacturing and installation for similar equipments.

Annual loan interest rate: as per relevant loan interest rate published by the People’s Bank of China on the Valuation Date.

To calculate the full replacement price, financial cost is calculated for the large equipments to be installed with the rational work period of more three months; no financial cost will be calculated for the equipments without the need of installation and with a purchase period of less than one year.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

(6) Equipment replacement value = (1)+(2)+(3)+(4)

2) Assessment of equipment’s residue ratio

The residue ratio of machine and equipment is based on the actual technical status of the equipment surveyed by the appraisers on the spot and in combination of the consumed service years and economic lifespan for a general assessment. For the general assessment, stress on the following factors:

☐ Technical status of the equipment in operation;

☐ Operating system, utilization rate and intact rate of the equipment;

☐ Routine maintenance and overhaul status of the equipment;

☐ Operating environment and condition of the equipment.

For the major production equipments, based on their economic lifespan and actual service period, equipment and with an integral consideration on the application, maintenance status and operating environment and other factors of the equipment, the residue rate is define.

(1) As for the equipments that can continually used, on the premise that it is properly maintained and services and has not encountered any major accident, the life method is used to define the residue ratio. The equipment’s economic lifespan will be defined with reference to the Common Data and Parameters for Asset Appraisal.

Residue ratio= (economic lifespan - serviced period) / economic lifespan×100%

(2) As for the major equipments, adopt the life method in combination with spot survey and technical assessment and scoring to generally define the residue ratio, where the life method weighs 40% and the technical assessment and scoring weighs 60%.

General residue ratio= residue ratio as per life method×40%+ residue ratio as per technical assessment ×60%

(3) According to the provisions in the Circular on Acceleration of Structural Adjustment for Volume Control and Elimination of Backward Iron and Steel Industry promulgated on June 4, 2006 jointly State Development and Reform Commission, Ministry of Commerce, Ministry of Land Resources, General Administration of Environment Protection, General Administration of Customs, General Administration of Quality Inspection and China Banking Regulatory Commission vide FGGY (2006) No. 1084: in accordance with the Law on Atmosphere Pollution Prevention and Control, Law on Water Pollution Prevention and Control (revised in 1990), Law on Prevention and Control of Solid Waste Polluting the Environment (revised in 2004), Law on Promotion of Clean Production, Law on Safe Production, Development Policy for Iron and Steel Industry, Guidelines for Adjustment of Industrial Structures (2005) and other prevailing relevant laws and regulations, it is to shut down some backward production capacity wasting the resources, polluting the environment and having no production conditions. Before 2007, it is stress on eliminating the backward capacity of blast furnaces with 200m3 and below, rotary furnaces and electric furnaces of 20 tons and below. By 2010, it is to eliminate such other backward device capacities of blast furnaces with 300m3 and below. As for the equipments included the list for elimination and the special equipments already in the category for elimination, assess their dismantle and application and apply the same respectively with residue value or certain residue ratio.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

(4) As for the equipments to eliminated within the specified period, according to their remaining service period and in combination with the field survey and technical assessment and scoring, define generally the residue ratio, where the life method weighs 40%and technical assessment and scoring weighs 60%.

Residue ratio for the remaining service period= remaining service period /(remaining service period+serviced period) ×100%

General residue ratio= residue ratio for the remaining service period×40%+ residue ratio as per technical assessment×60%.

3) Definition replacement value for vehicles

According to the current sales prices of the automobile trading market in the region of the appraised assets and in integration with the central government’s vehicle purchase tax and relevant local surcharges, define the replacement value.

Vehicle’s replacement value= market price×( 1+1.17/10%) +500

4) Evaluation of vehicle’s residue ratio

Define the residue value of vehicles according to the vehicles’ serviced period, mileage and on-the-spot assessment.

Whereas the residue ratio calculated as per service period and mileage is the theoretical residue ratio, the total lifespan of vehicles is mainly based on the new “Automobile Discard Standards promulgated on July 5 1997 jointly by the six ministries and commissions vide GJMZY [2000] No. 1202. The calculation formula is as follows:

Period residue ratio = 1-serviced period/lifespan (%)

Mileage residue ratio = 1-mileage traveled/designed mileage (%)

To define the theoretical residue ratio, take the lowest value of the above two.

As for the definition of the assessment residue ratio, by assessing the vehicle’s unit, engine, clutch, chassis, gear box, drive shaft, frame, braking system and body on the spot, the appraisers enquire about and survey its performance, outlook, overhaul and maintenance and service status and score before defining the vehicle’s assessment residue ratio.

General residue ratio=theoretical residue ratio×60%+assessment residue ratio×40%

6. Appraisal Findings

As of the Valuation Date of December31, 2006, the book value of machine and equipment within the appraisal scope is RMB 143754344.28 Yuans, the checked and adjusted book value RMB 143754344.28 Yuans and the appraisal value RMB 184778467.48 Yuans, with an appraisal increment amount of RMB 41024123.20 Yuans and an increment ratio of 29%.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Summary of Appraisal Findings for Fixed Assets of Machine and Equipment

 Unit: RMB Yuan

Types	Adjusted original book value	Adjusted book value	Replacement value	Appraisal Value	Increment/ reduction value	Inrement ratio %
Machinery & equipment	176, 874, 863.30	137, 850, 336.69	201, 474, 582.42	157, 670, 585.93	19, 820, 249.24	14%
Vehicles	4, 418, 405.20	3, 448, 997.29	4, 200, 092.96	3, 292, 538.92	-156, 458.37	-5%
Electronic equipments	3, 535, 556.21	2, 455, 010.30	2, 912, 233.00	2, 060, 612.78	-394, 397.52	-16%
Total	184, 828, 824.71	143, 754, 344.28	208, 586, 908.38	163, 023, 737.63	19269393.35	13%

Main reasons for the increment value:

According to 2007 M & E Product Quotation Manual, 2 China Office Equipment and Household Appliance Quotation (1st edition, 2007) and in combination with Tianjin Daqiuzhuang Metal Sheet Co., Ltd. 2000 Asset Appraisal Report and the details of appraisal declaration and other relevant materials provided by the Enterprise, the spot appraisal has been carried out over the Enterprise’s major production equipments. Based on the current market quotation, define the increment data for the relevant equipments.

For detailed findings, see Summary of Fixed Asset Checking and Appraisal, Details of Machine and Equipment Checking and Appraisal, Details of Vehicle Checking and Appraisal and Details of Electronic Equipment Checking and Appraisal.

7. Appraisal Cases

Case I: 1200 Roll Train (Form 5-2-1, serial number 46)

1) Overview of the equipment

Model: 1200×Φ800 Dual-roll Machine Factory	Manufacturer: Fula’erji Heavy Machine

Date of purchase: March 2003	Date of launching: March 2003

Original book value: 2806004.00 Yuans	book value: 2186033.09 Yuans

Main specifications and parameters

Allowed rolling pressure: 1200KN

Roller speed: 34r/min

Roller diameter (Dmax/Dmin) : Φ800 mm

Roller length: 2050mm

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Current status of the equipment

The equipment is an important component of the hot-roll production line, which is in normal operation.

2) Definition of replacement value

Replacement value= purchase price + freight + installation and commissioning expenses + other expenses+ financial cost

Purchase price

With reference to 2007 China M & E Product Quotation Manual (Volume III: Engineering and Heavy Machinery) and market survey, the deal price for the dual-roller unit is RMB 23000 Yuans/ton. The unit has a weight of 250.192 tons and thus the purchase price is RMB 5754400.00 Yuans.

Freight

As per the final account report of the hot-roll production line, analyze and define the freight ratio is 4% of the purchase price.

Installation and commissioning expenses

As per the final account report of the hot-roll production line, its installation and commissioning expenses consist of installation expenses, base expenses and trial run expenses and analyze and define the rates respectively as 6%, 4% and 2% with a total of 12%.

Other expenses

As per the final account report of the hot-roll production line, analyze and define the other rational expenses of the production line, including also the process design fees and the construction unit’s overheads, while the total rate is defined as 5%.

Financial cost

As per survey in the same industry, the normal construction period for the said hot-roll production line is one year. Given that the fund is projects in equal portions, the one-year loan interest ratio up to the valuation date is 5.85%.

Replacement value=5754400.00 × (1+4%+12%+5%) × (1+5.85%×0.5)

=7166500.00 Yuans (rounding)

3) Definition of the residue ratio

With adoption of the life method for the equipment and in combination with the field survey and technical assessment scoring, generally define the residue ratio, where the life method weighs 40% and technical assessment scoring weighs 60%.

The machine was launched in April 2003 and is now operating in normal conditions. The production line is normally maintained and serviced. The equipment has an economic lifespan of 18 years, while its serviced period is 3.75 years from the launching date to the valuation date.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Life method residue ratio =(economic lifespan- serviced period) / economic lifespan×100%

= (18-3.75) /18×100%

= 79%

The equipment consists mainly of the roller accessories, roller changing and moving system, roller tightening system, lubricating system, main driving system, all of which are operating with the production line in a harmonious and normal condition.

Score sheet for the on-the-spot survey

Parts	Technical status	Standard scoring ratio (%)	Appraisal scoring ratio (%)
Roller accessories	Rollers and brasses are regularly changed	25	19
Roller changing and moving system	In operation for more than one year, changing and moving normally	15	10
roller tightening system	In operation for more than one year, tightening normally	15	10
Lubricating system	Oil circuit is smooth, lubrication is normal, basically without any leakage	20	10
Main driving system	Reducer and motor in operating condition	25	15
Total		100	64

As per field survey, the residue ratio is 64%.

General residue ratio= period residue ratio×0.4+ survey residue ratio×0.6

=79%×0.4+64%×0.6

=70%

4) Definition of appraisal value:

Appraisal value=replacement value× residue ratio=7166500.00×70%=5016550.00 (Yuans)

Case II: Dual-beam Bridge Crane (Form 5-2-1, serial number 127)

1) Overview of the equipment

Title: Dual-beam Bridge Crane

Date of purchase: March 2003	Date of launching: March 2003

Original book value: 762276.00 Yuans	book value: 593855.37 Yuans

Main specifications and parameters

Lifting: 30/5 T

Span: 19.5m

Class: A5

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

The crane is installed in the rolling workshop, in operating condition and with the annual inspection passed by the labor safety authority.

2) Definition of replacement value

Replacement value= purchase price+ installation freight

Purchase price

With reference to 2007 China M & E Product Quotation Manual (Volume II: General Machinery) and market survey, the equipment’s current actual purchase price is RMB 871200.00 Yuans

Installation and freight

The equipment’s installation and freight ratio is given as 5%.

Replacement value=871200.00× (1+5%)

= 914760.00 (Yuans)

3) Definition of the residue ratio

The equipment was launched in March 2003, with a short launching period. The rolling workshop has a good operating environment. It has been well serviced and is in operating condition.

Residue ratio is defined as 78%.

4) Definition of appraisal value:

Appraisal value=replacement value× residue ratio

=914760.00×78%

=713512.80 (Yuans)

Case III: Jetta 1.6 (see Details of Vehicle Checking and Appraisal, Form 5-2-2, Serial Number 6)

(1)	Original data

Title: Jetta 1.6, Vehicle Plate: Jin C-G2031, date of launching: July 2003, with a traveled mileage of 237000 km, original book value: RMB 159156.12 Yuans, book value: RMB 112000.69 Yuans, adjusted original book value: RMB 159156.12 Yuans, RMB book value: 112000.69 Yuans.

(2)	Field Survey

Color: black, vehicle plate: Jin C-G2031. The vehicle has traveled 237000 km as of the Valuation Date, with any traffic accident. As per introduction by the driver, the vehicle’s engine is in operating condition and in normal consumption of fuel.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Visual check: no scratch, crack, paint-off and rust. The body and window and door for the driver’s cabin are intact, with fine sealing. The operating meter panel is complete. No leakage is observed on the engine and gear box body, rear axle, no leakage is observed of the cooling system. The steering system and gear box operate flexibly.

Travel inspection: accelerating and braking performance complies with the requirement. In traveling, the engine produces no noise from the piston knocking the cylinder and abnormal sound from the crank axle and link. The gear box shows no off-gear and jumping-gear. The steering device and clutch handle operate flexibly. The clutch works normally.

Assessment analysis: in good condition.

(3) Definition of replacement value

Replacement value= purchase price× ( 1+ vehicle purchase surcharge) + plate fee

As per search online (www.qiche.com.cn) about the relevant automobile price information and enquiry from Shaanxi Province Auto Trading Company, the market sales prices for the vehicle of the model as of the valuation date is RMB 90, 000.00 Yuans. The vehicle purchase surcharge is charged as per 10% of the market selling price (exclusive tax) and the plate fee is RMB 500.00 Yuans.

Replacement value=90000.00× ( 1+10%×1/1.17) +500

=98000.00 Yuans (rounding)

(4) Definition of the residue ratio

With the life method and travel mileage write-off approach and in combination with the technical assessment approach, it is generally defined:

A. Life method: The vehicle has a service period of 15 years and a serviced period of 3.5 years from July 2003 to December31, 2006.

Remaining service period=service period- serviced period=15-3.5=11.5 years

Residue ratio= remaining service period /( serviced period+ remaining service period) ×100%=11.5/(3.5+11.5)×100%=76% (roundabout)

Travel mileage approach: the vehicle has a total travel mileage of 500,000km and has already traveled 237000 km from July 2003 to December 31, 2006.

Remaining mileage=total travel mileage-traveled mileage=50-23.7=263,000 km

Travel mileage residue ratio=remaining mileage/( traveled mileage + total travel mileage) ×100%=26.3/(26.3+23.7)×100%=52%

B. Technical assessment approach: jointly with the Enterprise’s management personnel and driver, the appraisers have carried out the technical assessment on all the parts of the vehicle, with the particulars given as follows:

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Technical Assessment Sheet

Title: Jetta 1.6

Sr. No.	Parts	Technical Status	Standard scores	Appraisal scores
1	Engine	No abnormal operation and normal consumption of fuel	45	41
2	Gear box and clutch	No gear-off, jumping gear, shaking and slippery	25	21
3	Steering and braking system	Flexible steering and the brake distance in compliance with the requirement	15	10
4	Body	No damage, paint-off and rust, with windows intact	10	7
5	Electric system	Power, igniting, lighting and signals in working conditions	5	3
Total			100	82

As per technical assessment, residue ratio: 82%

C. General residue ratio: since the travel mileage approach weighs 0.4 and technical assessment approach weighs 0.6.

General residue ratio=52%×0.4+82%×0.6=70% (rounding)

(5) Definition of appraisal value

Appraisal value=replacement value× general residue ratio

=98000.00×70%

=68600.00 Yuans

5.3 Technical annotation to building appraisal

1. Appraisal scope

Upon adjustment the buildings of Tianjin Daqiuzhuang Metal Sheet Co., Ltd. included in the current appraisal scope has original book value of RMB 72846057.85 Yuans and a book value of RMB 63785388.65 Yuans.

2. Overview of buildings

Most the buildings and structures of Tianjin Daqiuzhuang Metal Sheet Co., Ltd. located in Daqiuzhuang Town, Jinghai County within the appraisal scope were built in the late 1990s and some in 2005.

In terms of functions, the buildings included in the current appraisal scope are mainly the workshops and auxiliary buildings for the processing of hot-roll sheet steel, with the structures being mostly, brick-concrete and framework, while for the auxiliary warehouse and office buildings are mostly of the brick-concrete structure.

1) Overview of major buildings and structures

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

(1) Frame and bent structure

The major buildings for production are basically of the frame and bent structures, including the hot-roll workshops. The single-storey workshops are mainly of bent structures, while the foundation is the lime soil compaction pile and cup base, pre-cast I-shaped pile thin belly beam or steel roof frame. Large roof slabs, roofing waterproof, exterior walls dry or finishing, interior walls mostly dry walls, the ground cement or anticorrosion finishing. The water supply and drainage, power and lighting auxiliaries have been installed. The multi-floor workshops are of the framework structures, with the raft foundation, cast piles, enlarged-end dug pile, cast-in-sito beams, slabs, pillars. Walls are filled with the air bricks and cellular bricks. The interior and exterior walls are finished and the roofing is waterproof. The water, power and heating are arranged.

2) Brick-concrete structure

Used mostly for the auxiliary production workshops and offices, such as the testing building, pump houses, carpentry rooms, mechanic workshop and office building and restrooms. The building floors are from one to five. The foundation is the bar rough stone foundation, brick walls, level floor, cast-in-sito or pre-cast slabs, the exterior walls are dry walls or mortar finished, cement floor. Water, power and heating are arranged.

3) The structures are mostly of concrete structure, such as cooling tower, chimney, etc. The foundation is the all-round foundation, with lime-soil piles, cast-in-sito concrete tube, beam, slab and pillar.

3. Appraisal Procedure

In line with the specific purpose for the current appraisal and in combination the features of the buildings/structures under appraisal, the appraisal mainly adopts the replacement cost approach for the buildings. The appraisal is carried out mainly in the following stages.

Firstly, check and verify the basic data and collect the materials required for the appraisal. Upon being mobilized to the site, according the Details of Asset Checking and Appraisal, the appraisers check the accounts with the statements, checking mainly the building’s titles, location, structure, floorage, lifespan, book value, etc and collect the relevant financial and ownership documents of the buildings under the appraisal.

Secondly, carry out the field survey. According to the declaration, check all the buildings’ title, location, structural form, floorage, etc. According to the asset status of the Enterprise on the Valuation Date, supplement the missing and omitted items of the assets declaration for the consistence for the account and kind and without any duplication and omission. In the survey, also focus on inspecting the buildings and structures’ outlook, floors, height, span, inner and external finishing, indoor facilities, status of all components, foundation status and status of maintenance and service and keep the detailed observation records.

The appraisers make the particular inspection over the buildings and structures under the consigned appraisal. In addition to verifying if the quantity and content of the buildings and structures is consistent with the declaration, mainly check the building’s structure, finishing, facilities and auxiliary utilities.

Structure: in order to assess the safe of the building foundation, preliminarily define the reliability and rationality of the foundation to provide a basis for the appraisal. According to the type of structure, observe carefully the main wall, beam, slab and column and check if any deformation and crack and if any uneven settlement, check if the concrete components have any exposed reinforcing steel, bitted surface, deformation and check if the wall has been weathered and its extent.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Finishing and decoration: different buildings have different finishing standards and contents. Normally, it includes the interior finishing and exterior finishing, high-end finishing and general finishing. Disregarding the type of finishing, the major items to be checked is if the finishing parts have any drop-off, crack and damage and also the stocking duration.

Equipment: if water and power facilities are complete, smooth and if any damage and corrosion and if the requirement of use is satisfied.

Maintaining structures: such as the walls other than main walls, doors, windows, partitions, aproll, waterproof, thermal insulation. Check if any damage, loss, rotting, and crack.

Secondarily, collect the price data. Search and collect the local construction project budget quota and data about the cost changes of the materials, labor and machinery and collect the relevant policies and regulations of the relevant management departments on the building construction.

Finally, appraise the costing and prepare the annotations to the appraisal. Based on the collected data, carry out the factor analysis on the appraisal objects, evaluate and estimate and obtain the appraisal value of the appraisal objects on the Valuation Date and finally form the technical annotation to the appraisal.

4. Appraisal Methodology

A. Upon mobilization to the Enterprises, according to the details of building appraisal provided by the Enterprise, the appraisers first carry out the account-statement and account-kind checking to avoid any duplication and omission and reduce the errors in the appraisal. Carry out the field survey over the buildings. In accordance with the Operating Standards (Guideline) for Asset Appraisal and in line with the principle of just, objective and scientific, as per Checklist of Building Checking and Appraisal provided by the Consigner, the appraisers have the particular survey on the buildings under the consigned appraisal. In addition to check if the quantity and items of buildings and structures is consistent with the declaration, mainly check: (1) the utilization status of building’s structure, finishing, facilities and auxiliaries; (2) the structural type of structures. In addition consult the relevant drawings of the major buildings, correct the portion not in compliance with the kind and enquire, on the spot, about structure and features and intact and damage status of the buildings and take notes on the spot one by one.

B. Request the Enterprise to provide the property ownership documents and relevant drawings, budget and final account and other technical files, carefully check the property ownership and verify the BOQ of the buildings to provide the accurate basis for the appraisal calculation.

C. Classify the buildings applied for appraisal by the Consigner according to their features and carry out the inspection and technical analysis on the typical buildings and adopt the replacement cost approach and current market price approach for the appraisal.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

D. Based on the above work, jointly with the Enterprise’s technical staff for basic construction, survey and assess item by item, measure and keep notes, enquire the relevant personnel about the utilization and maintenance and service of the buildings. According to the current technical status and utilization of the buildings, the appraisers carry out the technical analysis and define the residue ratio.

E. Collect data, carry out the market survey, select the proper method, define the replacement value and calculate the appraisal value.

F. Stage for presenting the appraisal annotations and appraisal details

Carry out the general analysis over the obtained appraisal materials and the appraisal and calculation of the replacement value and residue ratio for different buildings, check the appraisal draft and prepare the asset appraisal annotations and appraisal details.

In the appraisal of the buildings and structures, the replacement cost approach is used.

5.1.1.2 Overview of assets

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. is located at Daqiuzhuang Town, Jinghai County, Tianjin City. The current appraisal is on 78 items of business buildings (structures) within the appraisal scope, with a total original value of RMB 72846057.85 Yuans. The buildings (structures) included in the appraisal scope were most built during the period of 1988-2006, which with the proper internal quality and rational arrangement can satisfy the requirement of production.

Property ownership status: some of the buildings have been granted with the property ownership certificates.

5.1.1.3 Appraisal method

According to the appraisal purpose and the transaction volume of building assets and with reference to the cases, actual usage and status, the replacement cost approach is used for the appraisal.

Basic Principle

The appraisal follows the assignment principle of independence, objectiveness and scientificalness and the operating principle of sustainable operation and open market of assets, disregarding their historical cost, the fair current market value of the buildings is defined as per current replacement cost.

Formula

Appraisal value= new purchase and construction price of buildings×general residue ratio

Building’s replacement value normally including the construction and installation cost, preliminary expenses and other expenses, financial cost, reasonable profit, which are all selected and obtained as per prevailing relevant regulations for addition to conclude the value of the real estates in a brand new mode on the Valuation Date.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Residue ratio is to define the damage and loss extent of the real estate’s replacement value according to its physical status, economic duration and influence from the external factor, which is indicated in percentage. According to the lifespan method and on-the-spot scoring approach, the appraisal generally defines the residue ratio.

Appraisal value=replacement value*general residue ratio

Building value appraisal

With the cost approach, define the building’s value, with the following formula:

Building value=replacement value× residue ratio

5.1.1.4 Appraisal Cases

Case I: Summer Bamboo Hotel (Building number 5)

Summer Bamboo Hotel with a floorage of 2584.34sqm was built in December 2003. It is horizontally in a rectangle, with three floors and brick-concrete structure, strip foundation, granitic plaster exterior walls, wooden doors, aluminum alloy windows. The corridor floor is of waterstone, while the indoor floors are of cement finishing. Ductile pipes are used for water supply and drainage. Open wiring; fluorescent lamps for lighting, Internet connection is available for normal communication. For the details, see the following table:

Building Name	Summer Bamboo Hotel	Building Structure	Brick-concrete	Original book value	4515200.00 Yuans
Property Certificate No.		Floorage	2584.34 m2	book value	4077255.49 Yuans
Span		Stories	3	Floor clearance	3.0m
Service life	50	Date of Completion	December 2003	Remaining service life	47 years
		Basic structure and materials			Status
Foundation		Strip foundation			Intact
Wall (type & thickness of inner and outer walls)		240 standard brick wall			Intact
Structure (beam, board, column & roof truss)		Cast-in-situ or pre-cast RCC beam, column and board			Intact
Roof		Two felts and three coats for water proofing and perlite boards for thermal insulation			Basically intact
Doors and windows		Aluminum alloy windows and wooden doors			Basically intact
Floors		Terrazzo and cement finishing			Basically intact
Internal & external finishing		Exterior walls			Basically intact
Electric & lighting devices		General lighting			Basically intact

(1) Construction cost

☐ Preliminary expenses for survey and design

The preliminary expenses for survey and design mainly refers to the expenses for the survey, design and city construction surcharges arising in the early stage of the construction works. In combination with the target scale and work quantity for the item, the total preliminary expenses are RMB 50 Yuans/sqm.

☐Construction and Installation Expenses

In line with the actual survey and the relevant data provided by the Consigner, according to the relevant building quota standard, with reference to the construction and installation cost standard for the similar buildings, upon calculation, the construction and installation cost is defined:

The construction cost for the similar works is about RMB 2060 Yuans/sqm.

☐ Auxiliary Expenses for Basic Facilities

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Including mainly the expenses for such basic facilities as the equipment facilities, inner roads and green land related to the water supply and drainage, power, heating and communication, etc. Upon general calculation, the quota for the said expenses is RMB 50 Yuans/sqm.

☐ Building development cost

Unit cost for building development=50+2060+50=2160 Yuans/sqm

(2) Expenses for building development

① Management expenses: including salaries, welfare, office expenses, travel expenses, transport expenses, communication expenses and meeting expenses, etc, which are calculated as 3% of the building development cost.

Management expenses=2160×3%=65 Yuans/sqm

☐Loan interests

As per the latest interest rate for one-year term loan published by the People’s Bank of China and in line with the actual conditions of the Project, the financing interest rate is defined as 5.85%, with an interest period of year.

Interest=2160×5.85%×0.5=63 Yuans/sqm

Cost=2160+65+63=2288 Yuans/sqm

(3) Development profit: for valuing of profit ratio, risk factor adjustment should be made on the basis of non-risk return ratio, also with reference to the profit ratio for the similar real estate development.

The current evaluation takes 5% as the development profit ratio.

Development profit=2288×5%=114 Yuans/sqm

3) Tax and surcharge: two taxes and one surcharge take 5.5% as per the national standard tax rate.

Tax & surcharge = (2288+114) ×5.5%=132 Yuans/sqm

Unit cost of building =2288+114+132=2534 Yuans/sqm (rounding)

Building replacement value=2534×2584.34=6548717.56 Yuans

(4) Residue ratio

According to the actual position of the evaluated objects, the residue ratio takes 93%.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Building’s unit replacement price=6548717.56×93%=6090307.33 Yuans

Case II: (Building number 7)

The steelmaking workshop with a floorage of 14724.34sqm was built in December 2000, in a rectangle shape, one storey, bent structure, strip foundation. The structure and features of the building are given in the following table:

Building Name	Main workshop	Building Structure	Bent structure	original book value	60,216,461.25 Yuans
Property Certificate No.		Floorage	14724.34 m2	book value	52,002,523.23 Yuans
Span	21m	Stories	1	Floor clearance	12m
Service life	50	Date of Completion	December 2000	Remaining service life	44 years
		Basic structure and materials			Status
Foundation		Strip foundation			Intact
Structure (beam, board, column & roof truss)		Cast-in-situ or pre-cast RCC beam, column and board			Intact
Roof		Color steel sheets			Intact
Doors and windows		Aluminum alloy windows and iron doors			Intact
Floors		Concreted and compacted ground			Intact
Internal & external finishing		Exterior walls with color steel sheets			Intact
Electric & lighting devices		General lighting			Intact

The appraisal process is as follows:

Building value appraisal

With the cost approach, define the building’s value, whereas the formula is as follows:

Building value=replacement value× residue ratio

1) Building’s replacement value

The building’s replacement value includes all the reasonable and necessary cost, expenses, normal profit and tax required a new building for which the land use right has been obtained and construction is carried out, with equal effect to the appraisal objects.

In line with the features of the evaluation objects, to obtain the building’s replacement value, the following formula is adopted:

Replacement value=construction cost+ development expenses+ development profit+tax and surcharge

(1) Construction cost

☐Preliminary expenses for survey and design

The preliminary expenses for survey and design mainly refers to the expenses for the survey, design and city construction surcharges arising in the early stage of the construction works. In combination with the target scale and work quantity for the item, the total preliminary expenses are RMB 50 Yuans/sqm.

☐Construction and Installation Expenses

In line with the actual survey and the relevant data provided by the Consigner, according to the relevant building quota standard, with reference to the construction and installation cost standard for the similar buildings, upon calculation, the construction and installation cost is defined as about 632 Yuans/sqm.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

☐Auxiliary Expenses for Basic Facilities

Including mainly the expenses for such basic facilities as the equipment facilities, inner roads and green land related to the water supply and drainage, power, heating and communication, etc. Upon general calculation, the quota for the said expenses is RMB 50 Yuans/sqm.

☐Building development cost

Unit cost for building development =50+532+50=732 Yuans/sqm

(2) Expenses for building development

☐Management expenses: including salaries, welfare, office expenses, travel expenses, transport expenses, communication expenses and meeting expenses, etc, which are calculated as 3% of the building development cost.

Management expenses =732×3%=22 Yuans/sqm

☐Loan interests

As per the latest interest rate for two-year term loan published by the People’s Bank of China and in line with the actual conditions of the Project, the financing interest rate is defined as 6.03%, with an interest period of year.

Interest =732×6.03%×2×0.5=44 Yuans/sqm

Cost=732+22+44=798 Yuans/sqm

(3) Development profit: for valuing of profit ratio, risk factor adjustment should be made on the basis of non-risk return ratio, also with reference to the profit ratio for the similar real estate development.

The current evaluation takes 10% as the development profit ratio.

Development profit=798×10%=80 Yuans/sqm

3) Tax and surcharge: two taxes and one surcharge take 5.5% as per the national standard tax rate.

Tax & surcharge = (798+80) ×5.5%=48 Yuans/sqm

Unit cost of building =798+80+48=926 Yuans/sqm (rounding)

Building replacement value=926×14724.34=13634738.84 Yuans

4) Residue ratio

According to the actual position of the evaluated objects, the residue ratio takes 86%.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Building’s unit replacement price =13634738.84×86%=11725875.40 Yuans

5.1.1.5 Appraisal findings

	Adjusted book value		Appraisal value		Increment ratio %
Headings	Original Value	Net Value	Original Value	Net Value	Original Value	Net Value
Buildings	72, 846, 057.85	63, 785, 388.65	88, 386, 039.19	79, 325, 388.68	21%	24%
Structures
Pipelines & ditches
Total	72, 846, 057.85	63, 785, 388.65	88, 386, 039.19	79, 325, 388.68	21%	24%

Notes:

1) The current appraisal excludes the land value.

2) The final ownership of the real estates is subject to the registration process issued by the governmental authority for the real estate management.

3) Since the appraisal purpose is to provide the reference basis for a present value, the influence of other right setting on the appraisal value is not taken into account.

5.4 Technical Annotation to Land Use Right Appraisal

The appraisal adopts the cost approximation, market comparison and benchmark land value correction.

1. Cost approximation

1) The reasons for cost approximation are as follows:

☐ To define the land acquisition cost, the national law and relevant local land acquisition subsidy standard and policy can be taken as the basis. To define the land acquisition cost in Meixian, the land acquisition data is available for reference;

☐ The taxes and surcharges are definite for the local land acquisition.

2) Calculation of land price

☐ Basic Principle

Cost approximation is an approach to take the sum of all the expenses for the land acquisition and development as the main basis, plus certain interest, profit, tax payable and land value-added return to define the land price.

☐ Basic Formula:

Land price=land acquisition expenses+tax & surcharge + land development expense + interest + profit+ land value-added return

2. Benchmark land value correction

1) The reasons for benchmark land value correction are as follows:

☐ Tianjin State-owned Land Benchmark Price and Jinghai County State-owned Land Benchmark Price are available. The land grade and benchmark price for the land under evaluation is definite;

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

☐ The benchmark land price correction rules are available for the convenience to correct the benchmark land price;

☐ Quasi land price coefficient correction can be used to keep the appraisal value of the land in question with the local land price standard.

2) Calculation of land price

☐ Basic Principle

The benchmark land price shows the mean prince of land in different grades and for different purposes. Due to different conditions, the land in the area with the same benchmark land price may have different land prices. Therefore, by analyzing all the factors affecting the land price of the parcelland and by means of the benchmark land price coefficient correction, it is calculate and obtain the price of the parcelland.

Based on the benchmark land price standard published by the government, according to the particulars of the evaluation objects, as per relevant benchmark land price correction rules, carry out the adjustment in terms of the service period, transaction date, capacity, location and parcelland conditions (commercial service extent, transport conditions, basic facilities, capacity of industries, environmental conditions, planning conditions and particular condition), regional basic facilities and special factors and finally obtain the appraisal value of the parcelland under evaluation.

☐Formula

PD=PJ×A×B×C×( 1+D+E+F)

Whereas

PD——prince of parcelland to be evaluated

PJ——Benchmark land price standard

A——Annual correction coefficient

B——Daily correction coefficient

C——Plot ratio correction coefficient

D——Location and parcelland conditional correction factor

E——Regional basic facilities correction factor

F——Special factor correction factor

3. Market comparison approach:

Under the same market condition, according to the alternative principle, compare the land with similar conditions and same utilization value plus price with the land to be evaluated. As for the different between the two in terms of the transaction status, date, regional and individual factors affecting the value of real estate to be evaluated, correct the comparative case price and obtain the value of the real estate to be evaluated.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

1) Basic Principle

According to the economic principle, in the same market, the goods with the same effect should have the same price: between the assets of the same kind and with the substitution relation may compete with each other so that the price is constrained with each other for a consistence, as is the result of the substitution principle.

2)Formula

[Formula 1]

PD=PB×A×B×D×E

Whereas:

PD—Land price to be evaluated

PB—Land price as per case of actual deal

A—Trade correction indicator for the land to be evaluated /trade correction indicator for the deal case

B—Land price indicator for the evaluation land on the evaluation date/land price indicator on the date of the deal case

D—Regional factor indicator of the evaluation land /regional factor indicator for the deal case

E—Individual factor indicator of the evaluation land /individual factor indicator for the deal case

[Formula 2]

Appraisal value=(Comparative unit price of comparable case A + Comparative unit price of comparable case B + Comparative unit price of comparable case C) /3× land area

For details, see the Land Evaluation Report

5.5 Annotation to Liability Appraisal

1. Appraisal Scope

The appraisal scope covers particularly such headings as short-term borrowing, notes payable, accounts payable, advance received, salary payable, unpaid tax, other payables, long-term payables, other current liabilities, etc.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

The particular appraisal is mainly based on the appraisal data of liabilities provided by Tianjin Daqiuzhuang Metal Sheet Co., Ltd. as well as verifies the accounting items audited and adjusted.

2. Appraisal Base

1) General Rules for Enterprise Financial Affairs, Accounting Standards and Enterprise Accounting Rules;

2) Liability Appraisal Statement provided by the Enterprise;

3) General ledger, subsidiary ledgers, accounting statements and relevant accounting vouchers provided by the Enterprise;

4) The long and short-term loan contracts provided by the Enterprise;

5)  Other relevant materials provided by the Enterprise.

3. Appraisal Process

1) The appraisers check the appraisal declaration provided by the Enterprise item by item with the general ledger and subsidiary ledgers, check the loan agreement signed by the Enterprise with the bank or other organizations, spot-check the original vouchers and verify the trueness and completeness of the appraisal declaration;

2) According to the checked and verified materials, appraise the liabilities as per relevant requirements and finally make the appraisal conclusion by checking and summarizing and rechecking.

4. Book Particulars of Liabilities

 Unit: RMB Yuan

Sr. No.	Headings	Book Value	Adjusted book value
1	Short-term borrowing	236, 230, 000.00	236, 230, 000.00
2	Notes payable	63, 600, 000.00	63, 600, 000.00
3	Accounts payable	23, 414, 791.63	23, 414, 791.63
4	Advance received	8, 530, 435.51	8, 530, 435.51
5	Other payables	1, 636, 182.35	1, 636, 182.35
6	Salary payable	5, 541, 124.46	5, 541, 124.46
7	Welfare payable
8	Tax payable	42, 056, 174.09	42, 056, 174.09
9	Profit payable
10	Other current liabilities
11	Other current liabilities	2, 758, 499.10	2, 758, 499.10
12	Current maturity of long-term liabilities
13	Long-term payables	16, 000, 000.00	16, 000, 000.00
14	Long-term liabilities
Total		399, 767, 207.14	399, 767, 207.14

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

5. Appraisal Methodology

As for the appraisal on the liabilities, define the appraisal value for the liability items and their amounts to be undertaken by the asset owner after the appraisal purpose is realized. The particular methods are described as follows:

1) Short-term borrowing

The short-term borrowing means the amount borrowed by the Enterprise from the bank, of which the interest has been paid or accounted as per schedule. It appraisal value will be defined as per checked and verified book value.

2) Notes payable

Define the appraisal value as per checked book value.

3) Accounts payable

Accounts payable are mainly the payment due for the purchased goods. Upon verifying the completeness and trueness of the debts, define the appraisal value as per verified book value.

4) Advance received

Advance received is mainly the payment received in advance from other enterprises for the purchased goods. Upon verifying the completeness and trueness of the debts, define the appraisal value as per verified book value.

5) Other payables

Other payables are the other sums payable than the main purchase payments. Upon verifying the completeness and trueness of the debts, define the appraisal value as per verified book value.

6) Unpaid tax

Tax payable means all the taxes to be paid by the Enterprise. Upon verifying the completeness and trueness of the debts, define the appraisal value as per verified book value.

7) Long-term payables

It is the security money received by the Enterprise. Upon verifying the completeness and trueness of the debts, define the appraisal value as per verified book value.

6. Appraisal Findings

As of the Valuation Date of December31, 2006, the book value of the liabilities within the appraisal scope is RMB 399767207.14 Yuans, the checked and adjusted book value is RMB 399767207.14 Yuans and appraisal value is RMB 399767207.14 Yuans.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Sr. No.	Headings	Adjusted book value	appraisal value	Increment amount	Increment ratio %
1	Short-term borrowing	236, 230, 000.00	236, 230, 000.00	0.00	0.00
2	Notes payable	63, 600, 000.00	63, 600, 000.00	0.00	0.00
3	Accounts payable	23, 414, 791.63	23, 414, 791.63	0.00	0.00
4	Advance received	8, 530, 435.51	8, 530, 435.51	0.00	0.00
5	Other payables	1, 636, 182.35	1, 636, 182.35	0.00	0.00
6	Salary payable	5, 541, 124.46	5, 541, 124.46	0.00	0.00
7	Welfare payable			0.00	0.00
8	Tax payable	42, 056, 174.09	42, 056, 174.09	0.00	0.00
9	Profit payable			0.00	0.00
10	Other current liabilities			0.00	0.00
11	Other current liabilities	2, 758, 499.10	2, 758, 499.10	0.00	0.00
12	Current maturity of long-term liabilities			0.00	0.00
13	Long-term payables	16, 000, 000.00	16, 000, 000.00	0.00	0.00
14	Long-term liabilities			0.00	0.00
Total		399, 767, 207.14	399767207.14	399,767,207.14	0.00

As for the particular findings of the appraisal, see Summary of Checkup and Appraisal on Current Liabilities, Summary of Checkup and Appraisal on Long-term Liabilities and details of checkup and appraisal for different liabilities.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

Annotation 6

Appraisal Conclusion and Analysis

1. Appraisal Conclusion

With the above asset appraisal procedures and methodologies performed, as per pre-appraisal book values provided by Tianjin Daqiuzhuang Metal Sheet Co., Ltd., the total assets is RMB 569002861.53 Yuans, liabilities RMB 399767207.14 Yuans and net assets RMB 169235654.39 Yuans; as per checked and adjusted book value, the total assets is RMB 569002861.53 Yuans, liabilities RMB 399767207.14 Yuans, net assets RMB 169235654.39 Yuans; as per appraisal value the total assets is RMB 641701580.83 Yuans, liabilities RMB 399767207.14 Yuans, net assets RMB 241934373.69 Yuans. As compared with the adjusted book value of net assets, the net appraisal value of assets observes an increment of RMB 72698719.30 Yuans, with an increment ratio of 43%.

For details of the appraisal findings, see Summary of Appraisal Findings:

Summary of Appraisal Findings

Appraisal Basic Date: December 31, 2006

Amount Unit: Yuan

Items	Book Value	Adjusted book value	Appraisal Value	Increment/ Reduction Value	Increment Ratio %
Current assets	347, 387, 936.26	347, 387, 936.26	374, 896, 109.55	27, 508, 173.29	8%
Long-term investment
Fixed assets	207, 539, 732.93	207, 539, 732.93	242, 349, 126.28	34, 809, 393.35	17%
Including: Works in progress
Buildings	63, 785, 388.65	63, 785, 388.65	79, 325, 388.65	15, 540, 000.00	24%
Equipments	143, 754, 344.28	143, 754, 344.28	163, 023, 737.63	19, 269, 393.35	13%
Intangible assets	14, 075, 192.34	14, 075, 192.34	24, 456, 345.00	10, 381, 152.66	74%
Including: Land use right	14, 075, 192.34	14, 075, 192.34	24, 456, 345.00	10, 381, 152.66	74%
Other assets
Total assets	569, 002, 861.53	569, 002, 861.53	641, 701, 580.83	72, 698, 719.30	13%
Current liabilities	383, 767, 207.14	383, 767, 207.14	383, 767, 207.14	0.00	0%
Long-term liabilities	16, 000, 000.00	16, 000, 000.00	16, 000, 000.00	0.00	0%
Total liabilities	399, 767, 207.14	399, 767, 207.14	399, 767, 207.14	0.00	0%
Net assets	169, 235, 654.39	169, 235, 654.39	241, 934, 373.69	72, 698, 719.30	43%

For details of the appraisal conclusion, refer to Details of Asset Appraisal for Tianjin Daqiuzhuang Metal Sheet Co., Ltd.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

2. Conditions for Establishment of Appraisal Findings

1) The Appraisal Conclusion is made according to the principle, base, premise, methodology and procedures specified in the Appraisal Report (including the Appraisal Annotations), which will be only established provided the aforementioned principle, base and premise exist.

2) The Appraisal Conclusion is only used for the appraisal purpose specified in the Appraisal Report and shall not used for other conducts than the appraisal purpose.

3) The Appraisal Conclusion shows the fair value of appraised assets under the specific conditions on the Valuation Date;

4) The Appraisal Conclusion is to show the prevailing fair value of the appraisal object defined as per open market principle for the appraisal purpose, without considering the possible mortgage and guarantee in the future and influence on the appraisal price due to special price of additional payment that the trading party may make nor considering the due taxes for the said assets and the expenses and taxed to be undertaken if the assets are sold and other restrictions that may affect their value. We have not prepared any taxation adjustment for the appraisal increments of the assets. Additionally, the Report has not taken into account either such influence on the asset price as the changes of the government’s macro economic policy and natural force and other force majeure.

5) The Appraisal Conclusion issued by Tianjin Zhengtai Certified Public Accountants Co., Ltd., which is subject to the professional standard and capacity the institution’s particular personnel involved in the said appraisal.

3. Defects with Appraisal Conclusion

Nil

4. Notes for Events after the Valuation Date and their Influence on Appraisal Conclusion

During the period from the Valuation Date to the date of submitting the Appraisal Report, the appraisers have not observed any major events that may cause major influences over the Appraisal Conclusion.

After the Valuation Date and within the validity of the appraisal findings, if the quantity and price standards of the assets have changed that affect the appraisal conclusion, the Appraisal Conclusion shall not be used directly and should be adjusted or a new appraisal should be made: i.e., 1) in case of any change in the quantity of assets, the consigner should make relevant adjustment over the amount of assets according to the original appraisal methodology; while the appraisal methodology is the costing approach, adjustment should be made as per actual amount. 2) in case of any change in the price standard of the assets that have obviously influenced the appraisal price of the assets, the consigner should timely engage the appraisal agent for a new appraisal.

5. Force, Application and Validity of Appraisal Conclusion

1) The Appraisal Conclusion is the independent and just valuation views and conclusions issued by the Institution’s appraisers on the fair value of the appraisal assets under the premises and assumption specified in the Report according to the relevant regulations of the government, which shall bear the force as per law.

Tianjin Daqiuzhuang Metal Sheet Co., Ltd. Asset Appraisal Annotation-·Apprraisal Conclusion and Analysis

2) The Appraisal Conclusion will be used by the consigner of asset appraisal only for the specified appraisal purpose and for review and examination by the government’s asset appraisal authority. The use right of the Conclusion rests in the hand of the Consigner. Without permission from the Consigner, the Appraisal Conclusion shall not be provided to others or published.

3) In accordance with the relevant administrative regulations of the government on the appraisal of state-owned assets, the Asset Appraisal Report will be valid for a period of one year through the Valuation Date of December 31, 2006 to December 30, 2007.

Tianjin Zhengtai Certified Public Accountants Co., Ltd.

March 30, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.				Unit: RMB/Yuan

Item		Book Value	Adjusted Book Value	Appraisal Value	Increased Value	Increase Rate%
		A	B	C	D=C-B	E=(C-B)/B×100%
Current Assets	1	347,387,936.26	347,387,936.26	374,896,109.55	27,508,173.29	8%
Long-term Investment	2
Fixed Assets	3	207,539,732.93	207,539,732.93	242,349,126.28	34,809,393.35	17%
Including:Projects in Progress	4
Buildings	5	63,785,388.65	63,785,388.65	79,325,388.65	15,540,000.00	24%
Facilities	6	143,754,344.28	143,754,344.28	163,023,737.63	19,269,393.35	13%
Intangible Assets	7	14,075,192.34	14,075,192.34	24,456,345.00	10,381,152.66	74%
Including: Land Use Right	8	14,075,192.34	14,075,192.34	24,456,345.00	10,381,152.66	74%
Other assets	9
Total Assets	10	569,002,861.53	569,002,861.53	641,701,580.83	72,698,719.30	13%
Current Liabilities	11	383,767,207.14	383,767,207.14	383,767,207.14	0.00	0%
Long-term Liabilities	12	16,000,000.00	16,000,000.00	16,000,000.00	0.00	0%
Total Liabilities	13	399,767,207.14	399,767,207.14	399,767,207.14	0.00	0%
Net Assets	14	169,235,654.39	169,235,654.39	241,934,373.69	72,698,719.30	43%

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue
Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Item	Book Value	Adjusted Book Value	Appraisal Value	Increased Value	Increase Rate%
1	I. Total current assets	347,387,936.26	347,387,936.26	374,896,109.55	27,508,173.29	8%
2	Monetary fund	86,100,077.66	86,100,077.66	86,100,077.66	0.00	0%
3	Short-term investment
4	Notes receivable	4,196,149.80	4,196,149.80	4,196,149.80	0.00	0%
5	Accounts receivable	134,421,606.09	134,421,606.09	134,421,606.09	0.00	0%
6	Minus:Reserves for bad debts	1,069,670.88	1,069,670.88	0.00	-1,069,670.88	-100%
7	Net accounts receivable	133,351,935.21	133,351,935.21	134,421,606.09	1,069,670.88	1%
8	Dividend receivable
9	Interest receivable
10	Prepaid expenses	24,222,810.52	24,222,810.52	24,222,810.52	0.00	0%
11	Subsidy receivable
12	Other receivables	2,096,602.50	2,096,602.50	2,096,602.50	0.00	0%
13	Inventories	97,420,360.57	97,420,360.57	123,858,862.98	26,438,502.41	27%
14	Prepaid expense
15	Net loss of current-assets pending disposal
16	Long-term bond investments due within one year
17	Other current assets
18	II . Long-term investment
19	III. Fixed assets
20	Original value of fixed assets	257,674,882.56	257,674,882.56	296,972,947.57	39,298,065.01	15%
21	includingæFacilities	184,828,824.71	184,828,824.71	208,586,908.38	23,758,083.67	13%
22	Buildings	72,846,057.85	72,846,057.85	88,386,039.19	15,539,981.34	21%
23	Minus: accumulated depreciation	50,135,149.63	50,135,149.63	50,135,149.63	0.00	0%
24	Net fixed assets	207,539,732.93	207,539,732.93	242,349,126.28	34,809,393.35	17%
25	including: Facilities	143,754,344.28	143,754,344.28	163,023,737.63	19,269,393.35	13%
26	Buildings	63,785,388.65	63,785,388.65	79,325,388.65	15,540,000.00	24.36%
27	Construction material
28	Construction in process
29	Disposal of fixed assets
30	Net loss of fixed assets pending disposal
31	Total intangible assets	14,075,192.34	14,075,192.34	24,456,345.00	10,381,152.66	74%
32	including: Land use right	14,075,192.34	14,075,192.34	24,456,345.00	10,381,152.66	74%
33	Other intangible assets
34	Deferred assets
35	Organization expense
36	Long-term deferred expenses
37	Other long-term assets
38	Deferred tax debit
39	Total assets	569,002,861.53	569,002,861.53	641,701,580.83	72,698,719.30	13%
40	Total current liabilities	383,767,207.14	383,767,207.14	383,767,207.14	0.00	0%
41	Short-term loans	236,230,000.00	236,230,000.00	236,230,000.00	0.00	0%
42	Notes payable	63,600,000.00	63,600,000.00	63,600,000.00	0.00	0%
43	Accounts payable	23,414,791.63	23,414,791.63	23,414,791.63	0.00	0%
44	Advance from customers	8,530,435.51	8,530,435.51	8,530,435.51	0.00	0%
45	Accounts of consigned goods
46	Other accounts payable	1,636,182.35	1,636,182.35	1,636,182.35	0.00	0%
47	Wages payable	5,541,124.46	5,541,124.46	5,541,124.46	0.00	0%
48	Welfare payable
49	Taxes payable	42,056,174.09	42,056,174.09	42,056,174.09	0.00	0%
50	Retirement pension
51	Other fund unpaid
52	Accured expenses
53	Long-term loans due within one year
54	Other current liabilities	2,758,499.10	2,758,499.10	2,758,499.10	0.00	0%
55	Total long-term liabilities	16,000,000.00	16,000,000.00	16,000,000.00	0.00	0%
56	Long-term loans
57	Bonds payable
58	Long-term payable	16,000,000.00	16,000,000.00	16,000,000.00	0.00	0%
59	Housing working fund
60	Other long-term liabilities
61	Deferred tax credit
62	Total liabilities	399,767,207.14	399,767,207.14	399,767,207.14	0.00	0%
63	Net assets	169,235,654.39	169,235,654.39	241,934,373.69	72,698,719.30	43%

Appraisal firm:	Signature of certified assets appraiser:

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Item	Book Value	Adjusted Book Value	Appraisal Value	Increased Value	Increase Rate%
3-1	Monetary fund	86,100,077.66	86,100,077.66	86,100,077.66	0.00	0%
3-2	Short-term investment
3-3	Notes receivable	4,196,149.80	4,196,149.80	4,196,149.80	0.00	0%
3-4	Accounts receivable	134,421,606.09	134,421,606.09	134,421,606.09	0.00	0%
3-4	Minus: Reserves for bad debts	1,069,670.88	1,069,670.88	0.00	-1,069,670.88	-100%
3-4	Net accounts receivable	133,351,935.21	133,351,935.21	134,421,606.09	1,069,670.88	1%
3-5	Dividend receivable
3-6	Interest receivable
3-7	Prepaid expenses	24,222,810.52	24,222,810.52	24,222,810.52	0.00	0%
3-8	Subsidy receivable
3-9	Other receivables	2,096,602.50	2,096,602.50	2,096,602.50	0.00	0%
3-10	Inventories	97,420,360.57	97,420,360.57	123,858,862.98	26,438,502.41	27%
3-11	Prepaid expense
3-12	Net loss of current-assets pending disposal
3-13	Long-term bond investments due within one year
3-14	Other current assets

3	Total current assets	347,387,936.26	347,387,936.26	374,896,109.55	27,508,173.29	8%

Filled by : Yang Shu Hang				Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner : Tianjin Daqiuzhuang Metal Sheet Co., Ltd.					Unit: RMB/Yuan

No.	Department for Storage (Unit)	Currency	Book Exchange Rate of Foreign Currency	Book Value	Adjusted Book Value	Appraisal Value	Increase Rate%
1	Financial Department	RMB		20,533.60	20,533.60	20,533.60
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
Total				20,533.60	20,533.60	20,533.60

Filled by : Yang Shu Hang					Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Account Bank	Account No.	Currency	Book Value of Foreign Currecny	Exchange Rate at the Appraisal Benchmark Date	Book Value	Adjusted Book Value	Appraisal Value	Increase Rate%
1	Agricultural Bank of China,Jinghai County, Daqiuzhuang Branch	71201040006858	RMB			24,878,078.04	24,878,078.04	24,878,078.04

2	Bank of China, Jinghai Branch	7546008093001	RMB			2,504,588.13	2,504,588.13	2,504,588.13

3	China Industrial and Commercial Bank, Jinghai Branch, Daqiuzhuang Local Branch	95209103534991	RMB			2,887,345.41	2,887,345.41	2,887,345.41

4	China Construction Bank, Jinghai Branch	221000263012927	RMB			2,038,572.76	2,038,572.76	2,038,572.76

5	Shenzhen Development Bank, Tianjin Branch	11006502487801	RMB			15,053,468.79	15,053,468.79	15,053,468.79

6	Shanghai Pudong Development Bank, Tianjin Branch, Putai Subbranch	126986-4111000616	RMB			5,645,946.62	5,645,946.62	5,645,946.62

7	China Merchant Bank, Pingshandao Brach	5580321610001	RMB			58,127.11	58,127.11	58,127.11

8	Tianjin City Commercial Bank, Xiqing Brach	6012010038829	RMB			6,214.76	6,214.76	6,214.76

9	Agricultural Bank of China (Deposit)	71201040015768	RMB			7,200,000.00	7,200,000.00	7,200,000.00

10	Bank of China (Deposit)	7546008401001	RMB			5,800,000.00	5,800,000.00	5,800,000.00

11	Shanghai Pudong Development Bank(Deposit)	770701587000010	RMB			20,007,202.44	20,007,202.44	20,007,202.44

12

13

14

15

16

17

Total						86,079,544.06	86,079,544.06	86,079,544.06

Filled by : Yang Shu Hang	Appraiser: Qi Su Xue
Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.						Unit: RMB/Yuan

No.	Account name (Balance Recipient)	Issue Date	Maturity Date	Book Value	Adjusted Book Value	Appraisal Value	Increase Rate%	Remark
1	Dalian CIMC Containers Co., Ltd.	06.10.07	07.1.07	2,496,149.80	2,496,149.80	2,496,149.80
2	Tianjin Shenda Industry and Trade Co., Ltd.	06.12.26	07.6.26	500,000.00	500,000.00	500,000.00
3	Shandong Jining Tonghui Commercial Trading Co., Ltd.	06.12.27	07.6.25	500,000.00	500,000.00	500,000.00
4	Shandong Gaomi Xinfeng Supply Materials Co., Ltd.	06.9.26	06.3.25	200,000.00	200,000.00	200,000.00
5	Shandong Gaomi Xinfeng Supply Materials Co., Ltd.	06.11.14	07.4.14	200,000.00	200,000.00	200,000.00
6	Shandong Gaomi Xinfeng Supply Materials Co., Ltd.	06.10.31	07.4.3	100,000.00	100,000.00	100,000.00
7	Tianjin Beihua Industrial Trading Co., Ltd.	06.9.26	07.3.26	80,000.00	80,000.00	80,000.00
8	Tianjin Beihua Industrial Trading Co., Ltd.	06.11.07	07.5.07	20,000.00	20,000.00	20,000.00
9	Tianjin Beihua Industrial Trading Co., Ltd.	06.10.17	07.4.16	50,000.00	50,000.00	50,000.00
10	Tianjin Beihua Industrial Trading Co., Ltd.	06.9.29	07.3.29	50,000.00	50,000.00	50,000.00
11
12
13
14
15
16
17
18
19
20
Subtotal for This Page				4,196,149.80	4,196,149.80	4,196,149.80
Total				4,196,149.80	4,196,149.80	4,196,149.80

Filled by : Yang Shu Hang						Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner:Tianjin Daqiuzhuang Metal Sheet Co., Ltd.					Unit: RMB/Yuan

No.	Arrearage Company	Business Description	Account Age	Book Value	Adjusted Book Value	Appraisal Value	Increase Rate%	Remark
1	Shandong GaomiXinfeng Supply Materials Co., Ltd.	Payment for goods	Less than three months	9,994,892.69	9,994,892.69	9,994,892.69
2	Shandong Zibo Zhoucun Jinzhou Supply Materials Co., Ltd.	Payment for goods	Less than three months	9,946,870.23	9,946,870.23	9,946,870.23
3	Henan Yuanyang Jinxin Metal Sheet Co., Ltd.	Payment for goods	Less than three months	9,899,493.01	9,899,493.01	9,899,493.01
4	Tianjin Yongxinyuan Industry and Trade Co., Ltd.	Payment for goods	Less than three months	9,491,447.79	9,491,447.79	9,491,447.79
5	Tianjin Beihua Industrial Trading Co., Ltd.	Payment for goods	Less than three months	18,782,815.91	18,782,815.91	18,782,815.91
6	Tianjin Lixiang Business and Trade Co.,Ltd.	Payment for goods	Less than three months	5,979,292.63	5,979,292.63	5,979,292.63
7	Tianjin Qiugang Steel Market Co.,Ltd.	Payment for goods	Less than three months	5,038,147.98	5,038,147.98	5,038,147.98
8	Baotou Shengda Steelpipe Co.,Ltd.	Payment for goods	Less than three months	3,177,477.10	3,177,477.10	3,177,477.10
9	Tianjin Jinquan Casting. Co., Ltd.	Payment for goods	Less than three months	2,845,824.98	2,845,824.98	2,845,824.98
10	Shangdong Shifeng Group Co.,Ltd.	Payment for goods	Less than three months	1,899,072.58	1,899,072.58	1,899,072.58
11	Beijing Shougang Company Limited, Huaxia International Trade Co.,Ltd.	Payment for goods	Less than three months	888,634.60	888,634.60	888,634.60
12	Gaocheng Shunfa Casting Processing Plant	Payment for goods	Less than three months	186,257.04	186,257.04	186,257.04
13	Tianjin Dagang Binhai Tool Facotry	Payment for goods	Less than three months	35,080.50	35,080.50	35,080.50
14	Changchun Jiecheng Economy and Trade Co.,Ltd.	Payment for goods	Less than three months	24,687.05	24,687.05	24,687.05
15	Tianjin Shengze Industry and Trade Co., Ltd.	Payment for goods	Less than three months	9,660,080.00	9,660,080.00	9,660,080.00
16	Shanghai Qiugang Sheet Metal Co.,Ltd.	Payment for goods	Less than three months	4,400,000.00	4,400,000.00	4,400,000.00
17	Tianjin Hengying Business and Trade Co.,Ltd.	Payment for goods	Less than three months	34,396,627.00	34,396,627.00	34,396,627.00
18	Tianjin Dazhan Industry Co.,Ltd.	Payment for goods	Less than three months	2,561,572.00	2,561,572.00	2,561,572.00
19	Shenyang Liaodu	Payment for goods	Less than three months	99,999.00	99,999.00	99,999.00
20	Jiangsu Suyan	Payment for goods	Less than three months	5,093,334.00	5,093,334.00	5,093,334.00
21	Shandong Liaocheng Xinda Steel Products Co., Ltd.	Payment for goods	Less than three months	20,000.00	20,000.00	20,000.00
Total				134,421,606.09	134,421,606.09	134,421,606.09

Filled by :Yang Shu Hang						Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.						Unit: RMB/Yuan

No.	Arrearage Company	Business Description	Account Age	Book Value	Adjusted Book Value	Appraisal Value	Increase Rate%	Remark
1	Tianjin Jinghai Electricity Distribution Limited,Daqiuzhuang Electric Distribution Office	Loan	Less than three months	595,000.00	595,000.00	595,000.00
2	Tianjin Wendlar Enterprise Management Service Co.,Ltd.	Loan	Less than three months	882,670.00	882,670.00	882,670.00
3	Labor insurance	Loan	Less than three months	79,664.56	79,664.56	79,664.56
4	Qin Lian	Loan	Less than three months	16,000.00	16,000.00	16,000.00
5	Liu Yu Min	Loan	Less than three months	45,830.00	45,830.00	45,830.00
6	Yang Zhan Xiang	Loan	Less than three months	44,996.00	44,996.00	44,996.00
7	Han Guo Shuang	Loan	Less than three months	44,162.00	44,162.00	44,162.00
8	Zhou Ke Mao	Loan	Less than three months	22,000.00	22,000.00	22,000.00
9	Zhang Jia Sheng	Loan	Less than three months	44,162.00	44,162.00	44,162.00
10	Zhang Jian Bin	Loan	Less than three months	26,874.49	26,874.49	26,874.49
11	Li Feng Jun	Loan	Less than three months	6,100.45	6,100.45	6,100.45
12	Yuan Ze Jiu	Loan	Less than three months	36,655.00	36,655.00	36,655.00
13	Li Zhi Ming	Loan	Less than three months	48,988.00	48,988.00	48,988.00
14	Li Shu Ji	Loan	Less than three months	61,000.00	61,000.00	61,000.00
15	Deng Gang	Loan	Less than three months	38,500.00	38,500.00	38,500.00
16	Han Jin Fa	Loan	Less than three months	52,000.00	52,000.00	52,000.00
17	Yang Shu Hang	Loan	Less than three months	46,000.00	46,000.00	46,000.00
18	Gao Peng	Loan	Less than three months	6,000.00	6,000.00	6,000.00
	Total			2,096,602.50	2,096,602.50	2,096,602.50

Filled by : Yang Shu Hang
Date of filling: March 27, 2007						Appraiser: Qi Su Xue

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.					Unit: RMB/Yuan

No.	Arrearage Company	Business Description	Account Age	Book Value	Adjusted Book Value	Appraisal Value	Increase Rate%	Remark
1	Tangshan Songting Iron&Steel Co.,Ltd.	Payment for goods	Less than three months	67,745.70	67,745.70	67,745.70
2	Tianjin Xili Iron&Steel Co.,Ltd.	Payment for goods	Less than three months	2,015,045.80	2,015,045.80	2,015,045.80
3	Tangshan Ruifeng Iron&Steel Band Co.,Ltd.	Payment for goods	Less than three months	226,581.83	226,581.83	226,581.83
4	Tianjin Qixiang Industry and Trade Co.,Ltd.	Payment for goods	Less than three months	3,050,000.00	3,050,000.00	3,050,000.00
5	Tianjin Rongchengxiang International Trade Co.,Ltd.	Payment for goods	Less than three months	2,111,664.25	2,111,664.25	2,111,664.25
6	Tianjin Zhenghai Coal Industry Co.,Ltd.	Payment for goods	Less than three months	1,063,295.28	1,063,295.28	1,063,295.28
7	Tianjin Jinghai County Yingzhen Coal Plant	Payment for goods	Less than three months	300.00	300.00	300.00
8	Jinan InSteel Group, Feicheng Iron and Steel Co.,Ltd.	Payment for goods	Less than three months	87,941.00	87,941.00	87,941.00
9	Shanghai Dalong Chain Factory Co.,ltd.	Payment for goods	Less than three months	146,700.00	146,700.00	146,700.00
10	China Petroleum & Chemical Corporation	Payment for goods	Less than three months	3,228.83	3,228.83	3,228.83
11	Xingtai Yilong Metallurgical Euipments Co.,Ltd.	Payment for goods	Less than three months	86,932.05	86,932.05	86,932.05
12	Tianjin Jinmeida Knitting Group Co., Ltd.	Payment for goods	Less than three months	168,627.17	168,627.17	168,627.17
13		Payment for goods	Less than three months	92,000.00	92,000.00	92,000.00
14	Tianjin Renlida Lifting Equipments Co., Ltd.	Payment for goods	Less than three months	57,000.00	57,000.00	57,000.00
15	Shenyang Electrical Motor Co.,Ltd.	Payment for goods	Less than three months	320,000.00	320,000.00	320,000.00
16	Tianjin Jinghai County Hengda Business and Trade Co., Ltd.	Payment for goods	Less than three months	300.00	300.00	300.00
Subtotal for This Page				9,497,361.91	9,497,361.91	9,497,361.91

Filled by :Yang Shu Hang						Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd .						Unit: RMB/Yuan

No.	Arrearage Company	Business Description	Account Age	Book Value	Adjusted Book Value	Appraisal Value	Increase Rate%	Remark
17	Zhongxin Heavy Machinery Industry Head Corporation	Payment for goods	Less than three months	199,332.00	199,332.00	199,332.00
18	Tianjin Jinqi Lifting Equipments Co., Ltd.	Payment for goods	Less than three months	358,116.48	358,116.48	358,116.48
19	Tianjin Zhanzhi Electrical Moter Maintenance Factory	Payment for goods	Three-six months	29,000.00	29,000.00	29,000.00
20	Tianjin Renai Industry and Trade Development Corporation	Payment for goods	Less than three months	8,000,000.00	8,000,000.00	8,000,000.00
21	Tianjin Wendlar Enterprise Management Co., Ltd.	Rent	Less than three months	2,119,150.00	2,119,150.00	2,119,150.00
22	Cuizhuangzi Village Committee	Land use right	Less than three months	4,019,850.13	4,019,850.13	4,019,850.13
23
24
25
26
27
28
29
30
31
32
Subtotal for This Page				14,725,448.61	14,725,448.61	14,725,448.61
Total				24,222,810.52	24,222,810.52	24,222,810.52

Filled by :Yang Shu Hang						Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.					Unit: RMB/Yuan

No.	Item	Book Value	Adjusted Book Value	Appraisal Value	Increased Value	Increase Rate%
3-10-1	Raw Materials	22,052,475.23	22,052,475.23	22,052,475.23	0.00	0%
3-10-2	Materials Purchasing
3-10-3	Easily Exhausted Product with Low Value in Stock	8,282,161.75	8,282,161.75	8,282,161.75	0.00	0%
3-10-4	Packing Materials
3-10-5	Consigned Processing Materials
3-10-6	Finnished products	8,905,680.00	8,905,680.00	12,415,411.00	3,509,731.00	39%
3-10-7	Products in process	58,180,043.59	58,180,043.59	81,108,815.00	22,928,771.41	39%
3-10-8	Delivered goods by installment
3-10-9	Easily Exhausted Product with Low Value in Use
3-10-10	Consigned goods
3-10-11	Consigned goods

	Total Inventory	97,420,360.57	97,420,360.57	123,858,862.98	26,438,502.41	27%
	Minus: Reserves for inventory devaluation
	Net Inventory	97,420,360.57	97,420,360.57	123,858,862.98	26,438,502.41	27%

Filled by :Yang Shu Hang					Appraiser: Qi Su Xue

 Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.								Unit: RMB/Yuan

			Book Value					Appraisal Value
No.	Name and Specification	Measurement Unit	Quantity	Unit Price	Sum	Ajusted Book Value	Real Quantitiy	Unit Price	Sum	Increase Rate%	Remark
1	Billet	tons	7923723	2,702.27	21412028.53	21412028.53	7923723	2,702.27	21412028.53
2	Coal	tons	349534	550.00	192243.70	192243.70	349534	550.00	192243.70
3	Coke	tons	2.77	1,500.00	4155.00	4155.00	2.77	1,500.00	4155.00
4	Pitch	tons	185.02	2,400.00	444048.00	444048.00	185.02	2,400.00	444048.00
5
6
7
8
9
10
11
12
13
14
15
Total					22,052,475.23	22,052,475.23			22,052,475.23

Filled by : Yang Shu Hang									Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

		Measurement	Book Value			Ajusted	Real	Appraisal Value		Increase
No.	Name and Specification	Unit	Quantity	Unit Price	Sum	Book Value	Quantitiy	Unit Price	Sum	Rate%	Remark
1	Roller	Gen	113	50,000.00	5650000.00	5650000.00	113	50,000.00	5650000.00
2	Temper Hood	Jian	42	30,000.00	1260000.00	1260000.00	42	30,000.00	1260000.00
3	High Speed Shaft	Gen	5	200,000.00	1000000.00	1000000.00	5	200,000.00	1000000.00
4	Hardware Components				372161.75	372161.75			372161.75
5
6
7
8
9
10
11
12
13					39,224.00
14
15
Total					8,321,385.75	8,282,161.75			8,282,161.75

Filled by: Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

		Measurement	Book Value			Ajusted Book	Real	Appraisal Value		Increase
No.	Name and Specification	Unit	Quantity	Unit Price	Sum	Value	Quantitiy	Unit Price	Sum	Rate%	Remark
1	Metal Sheet	Tons	2789.98	3,192.00	8905680.00	8905680.00	2789.98	4,450.00	12415411.00
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Total					8,905,680.00	8,905,680.00	0.00		12,415,411.00

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

			Book Value					Appraisal Value
No.	Name and Specification	Measurement Unit	Quantity	Unit Price	Sum	Ajusted Book Value	Real Quantitiy	Unit Price	Sum	Increase Rate%	Remark
1	Metal Sheet	Tons	19186	3,032.42	58180043.59	58180043.59	19186	4,227.50	81108815.00
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Total					58,180,043.59	58,180,043.59	0.00		81,108,815.00

Filled by : Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.								Unit: RMB/Yuan

		Book Value		Adjusted Book Value		Appraisal Value		Increased Value		Increase Rate
No.	Item	Original Value	Net Value	Original Value	Net Value	Replacement Value	Evaluated Value	Original Value	Net Value	Original Value	Net Value
5—1	Total Buildings and Constructions	72,846,057.85	63,785,388.65	72,846,057.85	63,785,388.65	88,386,039.19	79,325,388.65	15,539,981.34	15,540,000.00	21%	24%
5—1—1	Fixed assets-buildings and constructions	72,846,057.85	63,785,388.65	72,846,057.85	63,785,388.65	88,386,039.19	79,325,388.65	15,539,981.34	15,540,000.00	21%	24%
5—1—2	Fixed Assets-buildings and other supporting facilities
5—1—3	Fixed assets-pipelines and grooves

5—2	Total facilities	184,828,824.71	143,754,344.28	184,828,824.71	143,754,344.28	208,586,908.38	163,023,737.63	23,758,083.67	19,269,393.35	13%	13%
5—2—1	Fixed assets-machine and equipment	176,874,863.30	137,850,336.69	176,874,863.30	137,850,336.69	201,474,582.42	157,670,585.93	24,599,719.12	19,820,249.24	14%	14%
5—2—2	Fixed assets-vehicles	4,418,405.20	3,448,997.29	4,418,405.20	3,448,997.29	4,200,092.96	3,292,538.92	-218,312.24	-156,458.37	-5%	-5%
5—2—3	Fixed assets-electronic equipment	3,535,556.21	2,455,010.30	3,535,556.21	2,455,010.30	2,912,233.00	2,060,612.78	-623,323.21	-394,397.52	-18%	-16%

5—3	Construction materials

5—4	Total construction in process
5—4—1	Construction in process-Civil engineering
5—4—2	Construction in process-equipment fixing engineering

5—5	Disposal of fixed assets

5—6	Net loss of fixed assets pending disposal

5	Total fixed assets	257,674,882.56	207,539,732.93	257,674,882.56	207,539,732.93	296,972,947.57	242,349,126.28	39,298,065.01	34,809,393.35	15%	17%

Filled by :Yang Shu Hang									Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

					Book Value		Adjusted Book Value		Appraisal Value
No.	Building Name	Structure	Establishment Date	Construction (m 2)	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
1	Cooling tower	Brick-concrete	2000-12-30		90,000.00	55,080.00	90,000.00	55,080.00	90,000.00	61%	55,080.00
2	Elctrical motor room	Brick-concrete	2001-09-01	84.19m2	45,000.00	37,331.25	45,000.00	37,331.25	45,000.00	83%	37,331.25
3	Gas controlling room	Brick-concrete	2003-12-30	32m2	16,713.00	15,091.89	16,713.00	15,091.89	16,713.00	90%	15,091.89
4	Major facility base	Concrete steel	2003-12-30	2785.64m2	2,752,108.00	2,485,153.57	2,752,108.00	2,485,153.57	3,992,100.00	93%	3,725,153.57
5	Zhuxia Hotel	Brick-concrete	2003-12-30	2584.34m2	4,515,200.00	4,077,255.49	4,515,200.00	4,077,255.49	6,548,717.56	93%	6,090,307.33
6	Materials facotry	Brick-concrete	2003-12-30	2237.46m3	137,038.88	123,746.20	137,038.88	123,746.20	137,038.88	90%	123,746.20
7	Main plant	Brick-concrete	2000-12-31	14724.34m2	9,736,950.67	7,795,510.96	9,736,950.67	7,795,510.96	13,634,738.84	86%	11,725,875.40
8	Additional plant	Brick-concrete	2000-10-01	4974.79m2	3,621,378.90	2,950,478.42	3,621,378.90	2,950,478.42	5,091,378.90	87%	4,420,478.42
9	Complemental plant	Brick-concrete	2000-10-01	1205.28m2	819,583.60	656,167.80	819,583.60	656,167.80	819,583.60	80%	656,167.80
10	Garage	Brick-concrete	2000-10-01	325.2m2	221,561.46	177,384.55	221,561.46	177,384.55	221,561.46	80%	177,384.55
11	Staff dorm	Brick-concrete	2000-10-01	5191.43m2	1,641,257.00	1,314,008.49	1,641,257.00	1,314,008.49	1,641,257.00	80%	1,314,008.49
12	Road within the plant area		2000-10-01		319,266.80	128,292.04	319,266.80	128,292.04	319,266.80	40%	128,292.04
13	underground water pipe		2000-10-01		946,592.00	853,602.17	946,592.00	853,602.17	1,955,283.60	95%	1,850,185.89
14	Rockery	Brick-concrete	2000-10-01		30,907.00	12,419.50	30,907.00	12,419.50	30,907.00	40%	12,419.50
15	Water tower	Brick-concrete	2000-10-01		68,466.00	41,163.21	68,466.00	41,163.21	68,466.00	60%	41,163.21
16	Warehouse	Brick-concrete	2000-10-01	968.77m2	688,118.00	550,914.81	688,118.00	550,914.81	688,118.00	80%	550,914.81
17	New Toilet	Brick-concrete	2000-10-01	78.72m2	67,472.00	54,018.83	67,472.00	54,018.83	67,472.00	80%	54,018.83
Subtotal for This Page					25,717,613.31	21,327,619.18	25,717,613.31	21,327,619.18	35,367,602.64		30,977,619.18

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue
Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

					Book Value		Adjusted Book Value		Appraisal Value
No.	Building Name	Structure	Establishment Date	Construction(m 2)	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
18	Enclosing wall newly built	Brick-concrete	2000-10-01	911.20m2	30,906.00	24,743.80	30,906.00	24,743.80	30,906.00	80%	24,743.80
19	Driven well		2000-10-01		113,604.00	68,301.24	113,604.00	68,301.24	113,604.00	60%	68,301.24
20	Apartment	Brick-concrete	2000-10-01	542 m2	305,744.00	244,782.05	305,744.00	244,782.05	305,744.00	80%	244,782.05
21	Office building	Brick-concrete	2000-10-01	857.6m2	2,128,959.99	1,704,469.13	2,128,959.99	1,704,469.13	2,978,960.00	86%	2,554,469.13
22	Western side Building	Brick-concrete	2000-10-01	212.54m2	166,621.90	133,399.43	166,621.90	133,399.43	166,621.90	80%	133,399.43
23	Garage	Brick-concrete	2000-10-01	145.56m2	114,099.70	91,349.40	114,099.70	91,349.40	114,099.70	80%	91,349.40
24	Garden	Brick-concrete	2000-10-01	448m2	158,332.00	126,762.28	158,332.00	126,762.28	158,332.00	80%	126,762.28
25	Road surface		2000-10-01	1789.42m2	132,601.36	53,283.67	132,601.36	53,283.67	132,601.36	40%	53,283.67
26	Cafeteria	Brick-concrete	2000-10-01	300m2	861,006.10	689,331.12	861,006.10	689,331.12	861,006.10	80%	689,331.12
27	Gas station	Brick-concrete	2000-10-01	300m2	919,320.45	736,018.12	919,320.45	736,018.12	919,320.45	80%	736,018.12
28	Pangzhuangzi dorm	Brick-concrete	2000-10-01	715m2	141,584.00	113,353.73	141,584.00	113,353.73	141,584.00	80%	113,353.73
29	20 buildings	Brick-concrete	2000-10-01	18113m2	352,505.00	282,219.38	352,505.00	282,219.38	352,505.00	80%	282,219.38
30	Materials plant	Brick-concrete	2000-10-01	6048m2	273,912.67	110,067.18	273,912.67	110,067.18	273,912.67	40%	110,067.18
31	Road surface	Brick-concrete	2000-10-01		162,415.00	65,263.78	162,415.00	65,263.78	162,415.00	40%	65,263.78
32	Plant(No.1 workshop)	Brick-concrete	2002-05-01		60,909.66	51,883.13	60,909.66	51,883.13	60,909.66	85%	51,883.13
33	Complemental plant	Brick-concrete	2002-07-01		393,600.00	337,391.81	393,600.00	337,391.81	393,600.00	86%	337,391.81
34	Bicycle shed of No.2 workshop	Brick-concrete	2003-05-01		49,500.00	43,764.87	49,500.00	43,764.87	49,500.00	88%	43,764.87
Subtotal for This Page					6,365,621.83	4,876,384.12	6,365,621.83	4,876,384.12	7,215,621.84		5,726,384.12

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue
Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

					Book Value		Adjusted Book Value		Appraisal Value
No.	Building Name	Structure	Establishment Date	Construction (m 2)	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
35	Gloriette	Brick-concrete	2003-06-01		185,000.00	164,064.22	185,000.00	164,064.22	185,000.00	89%	164,064.22
36	Toilet of No.2 workshop		2003-09-30		50,000.00	44,611.16	50,000.00	44,611.16	50,000.00	89%	44,611.16
37	Staff dorm	Brick-concrete	2003-09-30		134,262.00	120,153.34	134,262.00	120,153.34	134,262.00	89%	120,153.34
38	Plant	Brick-concrete	2003-12-30		5,366,907.00	4,848,825.53	5,366,907.00	4,848,825.53	7,796,900.00	93%	7,278,825.53
39	Facility major base	Brick-concrete	2005-07-31	5760m2	5,251,341.00	3,219,178.55	5,251,341.00	3,219,178.55	6,861,340.00	70%	4,829,178.55
40	Sewage disposal system	Brick-concrete	2005-11-30		759,604.00	655,221.79	759,604.00	655,221.79	1,759,604.00	94%	1,655,221.79
41	Bicycle shed(No.1 workshop)	Brick-concrete	2000-10-01	93m2	52,504.18	46,986.85	52,504.18	46,986.85	52,504.18	89%	46,986.85
42	Staff dorm		2005-12-31		606,000.00	586,406.04	606,000.00	586,406.04	606,000.00	97%	586,406.04
43	Sheet metal workshop	Brick-concrete	2006-06-30	19265.4m2	18,787,941.53	18,489,003.63	18,787,941.53	18,489,003.63	18,787,941.53	98%	18,489,003.63
44	Electromagnetic station	Brick-concrete	2006-06-30	168m2	201,600.00	198,340.80	201,600.00	198,340.80	201,600.00	98%	198,340.80
45	Roller grinding machine workshop	Brick-concrete	2006-06-30	144m2	77,760.00	76,502.88	77,760.00	76,502.88	77,760.00	98%	76,502.88
46	Operating room	Brick-concrete	2006-06-30	60m2	32,400.00	31,876.20	32,400.00	31,876.20	32,400.00	98%	31,876.20
47	Compressed air-plant	Brick-concrete	2006-06-30	240m2	129,600.00	127,504.80	129,600.00	127,504.80	129,600.00	98%	127,504.80
48	Gas operating room	Brick-concrete	2006-06-30	60m2	32,400.00	31,876.20	32,400.00	31,876.20	32,400.00	98%	31,876.20
49	Instrument house	Brick-concrete	2006-06-30	13m2	7,020.00	6,906.51	7,020.00	6,906.51	7,020.00	98%	6,906.51
50	Exactive division office	Brick-concrete	2006-06-30	20m2	10,800.00	10,625.40	10,800.00	10,625.40	10,800.00	98%	10,625.40
51	Finished products office	Brick-concrete	2006-06-30	20m2	10,800.00	10,625.40	10,800.00	10,625.40	10,800.00	98%	10,625.40
Subtotal for This Page					31,695,939.71	28,668,709.30	31,695,939.71	28,668,709.30	36,735,931.71		33,708,709.30

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue
Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

					Book Value		Adjusted Book Value		Appraisal Value
No.	Building Name	Structure	Establishment Date	Construction(m 2)	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
52	Main gate	Brick-concrete	2006-06-30	56.17m2	144,820.00	142,478.74	144,820.00	142,478.74	144,820.00	98%	142,478.74
53	Northern main gate	Brick-concrete	2006-06-30	19.71m2	31,935.00	31,418.70	31,935.00	31,418.70	31,935.00	98%	31,418.70
54	Bicycle she	Brick-concrete	2006-06-30	126m2	240,000.00	228,360.00	240,000.00	228,360.00	240,000.00	95%	228,360.00
55	Water pump room	Brick-concrete	2006-06-30	81m2	156,185.00	153,660.02	156,185.00	153,660.02	156,185.00	98%	153,660.02
56	Distribution building	Brick-concrete	2006-06-30	725.76m2	471,744.00	464,117.46	471,744.00	464,117.46	471,744.00	98%	464,117.46
57	Loadometer room	Brick-concrete	2006-06-30	23.4m2	14,742.00	14,503.68	14,742.00	14,503.68	14,742.00	98%	14,503.68
58	Communication room	Brick-concrete	2006-06-30	23.4m2	14,742.00	14,503.68	14,742.00	14,503.68	14,742.00	98%	14,503.68
59	1#Toilet	Brick-concrete	2006-06-30	82.4m2	67,744.00	66,648.82	67,744.00	66,648.82	67,744.00	98%	66,648.82
60	2#Toilet	Brick-concrete	2006-06-30	44.13m2	31,200.00	30,695.58	31,200.00	30,695.58	31,200.00	98%	30,695.58
61	3#Toilet	Brick-concrete	2006-06-30	80.87m2	54,991.00	54,101.98	54,991.00	54,101.98	54,991.00	98%	54,101.98
62	Tea room	Brick-concrete	2006-06-30	14.71m2	10,400.00	10,231.88	10,400.00	10,231.88	10,400.00	98%	10,231.88
63	Wooden holder warehouse	Brick-concrete	2006-06-30	270m2	58,000.00	57,062.32	58,000.00	57,062.32	58,000.00	98%	57,062.32
64	Comprehensive warehouse	Brick-concrete	2006-06-30	447.96m2	561,736.00	552,654.58	561,736.00	552,654.58	561,736.00	98%	552,654.58
65	Spare parts warehouse	Brick-concrete	2006-06-30	553.5m2	347,048.00	341,437.40	347,048.00	341,437.40	347,048.00	98%	341,437.40
66	Machine processing workshop	Brick-concrete	2006-06-30	669.7152m2	419,911.00	413,122.42	419,911.00	413,122.42	419,911.00	98%	413,122.42
67	Packing box workshop	Brick-concrete	2006-06-30	776.16m2	390,000.00	383,695.02	390,000.00	383,695.02	390,000.00	98%	383,695.02
68	Bath	Brick-concrete	2006-06-30	116.64m2	79,315.00	78,032.74	79,315.00	78,032.74	79,315.00	98%	78,032.74
Subtotal for This Page					3,094,513.00	3,036,725.02	3,094,513.00	3,036,725.02	3,094,513.00		3,036,725.02

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue
Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

					Book Value		Adjusted Book Value		Appraisal Value
No.	Building Name	Structure	Establishment Date	Construction(m 2)	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
69	Cafeteria	Brick-concrete	2006-06-30	427.68m2	290,822.00	286,120.40	290,822.00	286,120.40	290,822.00	98%	286,120.40
70	Boiler room	Brick-concrete	2006-06-30	97.68m2	76,419.00	75,317.91	76,419.00	75,317.91	76,419.00	99%	75,317.91
71	Road surface within factory area		2006-06-30	18858m2	3,823,240.00	3,761,430.95	3,823,240.00	3,761,430.95	3,823,240.00	98%	3,761,430.95
72	Offices in bungalow		2006-06-30	216.64m2	86,656.00	85,255.06	86,656.00	85,255.06	86,656.00	98%	85,255.06
73	Coal plant	Brick-concrete	2006-06-30	2240m2	201,600.00	198,340.80	201,600.00	198,340.80	201,600.00	98%	198,340.80
74	Raw materials scale room	Brick-concrete	2006-06-30	12.11m2	8,477.00	8,339.96	8,477.00	8,339.96	8,477.00	98%	8,339.96
75	Sewage disposal station	Brick-concrete	2006-06-30	126m2	327,116.00	321,827.62	327,116.00	321,827.62	327,116.00	98%	321,827.62
76	sewage pump room	Brick-concrete	2006-06-30	156m2	213,096.00	209,650.92	213,096.00	209,650.92	213,096.00	98%	209,650.92
77	Enclosing wall	Brick-concrete	2006-06-30	2298.37m2	830,200.00	816,778.43	830,200.00	816,778.43	830,200.00	98%	816,778.43
78	Rain water deposition pool	Brick-concrete	2006-06-30	84m2	114,744.00	112,888.98	114,744.00	112,888.98	114,744.00	98%	112,888.98
79
80
81
82
83
84
Subtotal for This Page					5,972,370.00	5,875,951.03	5,972,370.00	5,875,951.03	5,972,370.00		5,875,951.03
Total					72,846,057.85	63,785,388.65	72,846,057.85	63,785,388.65	88,386,039.19		79,325,388.65

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue
Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.												Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
1	Electrical machine		Tai	2004-06-24	1	30,720.00	23,270.40	30,720.00	23,270.40	30,720.00	76%	23,270.40
2	Transformer		Tai	2004-06-24	1	100,000.00	75,750.08	100,000.00	75,750.08	100,000.00	76%	75,750.08
3	Annealling pallet		Tai	2000-12-30	26	352,450.00	215,699.92	352,450.00	215,699.92	352,450.00	61%	215,699.92
4	Boiler	13t	Tai	2000-12-30	1	300,000.00	183,599.49	300,000.00	183,599.49	300,000.00	61%	183,599.49
5	Boiler	13t	Tai	2000-12-30	1	110,000.00	67,319.95	110,000.00	67,319.95	110,000.00	61%	67,319.95
6	Stainless water tank		Tai	2000-12-30	2	12,800.00	7,833.55	12,800.00	7,833.55	12,800.00	61%	7,833.55
7	A.C.welder		Tai	2004-04-22	2	13,800.00	11,420.19	13,800.00	11,420.19	13,800.00	83%	11,420.19
8	High voltage power cabinet		Tai	2004-02-28	8	275,000.00	224,613.97	275,000.00	224,613.97	275,000.00	82%	224,613.97
9	A.C.welder		Tai	2004-01-31	1	6,462.00	5,243.27	6,462.00	5,243.27	6,462.00	81%	5,243.27
10	Shaping machine		Tai	2000-12-30	2	14,450.00	8,843.39	14,450.00	8,843.39	14,450.00	61%	8,843.39
11	Electronic Oven		Tai	2000-12-30	1	16,000.00	9,792.05	16,000.00	9,792.05	16,000.00	61%	9,792.05
12	Pitch boiler		Tai	2000-12-30	5	80,000.00	48,960.03	80,000.00	48,960.03	80,000.00	61%	48,960.03
13	Air compressor		Tai	2000-12-30	1	6,400.00	3,916.77	6,400.00	3,916.77	6,400.00	61%	3,916.77
14	Lifting bar machine		Tai	2000-12-30	1	28,000.00	17,135.97	28,000.00	17,135.97	28,000.00	61%	17,135.97
15	Coal burning machine		Tai	2000-12-30	1	18,900.00	11,566.80	18,900.00	11,566.80	18,900.00	61%	11,566.80
16	Plate shearing machine		Tai	2000-12-30	1	39,000.00	23,867.92	39,000.00	23,867.92	39,000.00	61%	23,867.92
17	Crane	16T	Tai	2000-12-30	2	960,000.00	587,520.08	960,000.00	587,520.08	960,000.00	61%	587,520.08
Subtotal for This Page						2,363,982.00	1,526,353.83	2,363,982.00	1,526,353.83	2,363,982.00		1,526,353.83

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
18	Preheating trolley		Tai	2000-12-30	2	336,000.00	205,631.92	336,000.00	205,631.92	403,200.00	61%	246,758.30
19	High-voltage electrical machine		Tai	2000-12-30	1	19,600.00	11,995.25	19,600.00	11,995.25	19,600.00	61%	11,995.25
20	Coal riddling machine		Tai	2000-12-30	1	31,500.00	19,278.00	31,500.00	19,278.00	31,500.00	61%	19,278.00
21	Pressing machine		Tai	2000-12-30	1	5,950.00	3,641.49	5,950.00	3,641.49	5,950.00	61%	3,641.49
22	Leveling machine		Tai	2000-12-30	1	2,240,000.00	1,370,880.03	2,240,000.00	1,370,880.03	5,600,000.00	70%	3,920,000.00
23	Hydraulic loading machine		Tai	2000-12-30	1	16,200.00	9,914.40	16,200.00	9,914.40	16,200.00	61%	9,914.40
24	Top shearing machine		Tai	2000-12-30	1	18,000.00	11,016.00	18,000.00	11,016.00	18,000.00	61%	11,016.00
25	Main electrical machine	1000kw	Tai	2000-12-30	1	427,500.00	261,630.00	427,500.00	261,630.00	427,500.00	80%	342,000.00
26	DC welder		Tai	2000-12-30	1	14,400.00	8,812.80	14,400.00	8,812.80	14,400.00	61%	8,812.80
27	Air compressor		Tai	2000-12-30	1	52,700.00	32,252.46	52,700.00	32,252.46	52,700.00	61%	32,252.46
28	Electronic planer		Tai	2000-12-30	1	1,680.00	1,028.24	1,680.00	1,028.24	1,680.00	61%	1,028.24
29	Lathe		Tai	2000-12-30	1	47,600.00	29,131.23	47,600.00	29,131.23	47,600.00	61%	29,131.23
30	Boring machine		Tai	2000-12-30	1	19,600.00	11,995.25	19,600.00	11,995.25	19,600.00	61%	11,995.25
31	Ordinary lathe		Tai	2000-12-30	1	38,500.00	23,562.05	38,500.00	23,562.05	38,500.00	61%	23,562.05
32	200 Rolling mill		Tai	2000-12-30	1	2,160,000.00	1,769,652.13	2,160,000.00	1,769,652.13	2,592,000.00	82%	2,123,582.55
33	Chemical copper shoe system		Tai	2000-12-30	2	88,000.00	53,856.05	88,000.00	53,856.05	88,000.00	61%	53,856.05
34	Plate shearing machine	18*300	Tai	2000-12-30	4	450,000.00	275,400.00	450,000.00	275,400.00	450,000.00	61%	275,400.00
Subtotal for This Page						5,967,230.00	4,099,677.30	5,967,230.00	4,099,677.30	9,826,430.00		7,124,224.07

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
35	Saw bench		Tai	2000-12-30	1	1,875.00	1,147.59	1,875.00	1,147.59	1,875.00	61%	1,147.59
36	Folding machine		Tai	2000-12-30	4	640,000.00	391,679.97	640,000.00	391,679.97	640,000.00	61%	391,679.97
37	Slab roller flattener	Nine-roller	Tai	2000-12-30	2	198,000.00	121,176.00	198,000.00	121,176.00	198,000.00	61%	121,176.00
38	Dian Hu Lu		Tai	2000-12-30	1	6,800.00	4,161.66	6,800.00	4,161.66	6,800.00	61%	4,161.66
39	Preheater		Tai	2000-12-30	4	750,000.00	458,999.92	750,000.00	458,999.92	900,000.00	61%	550,799.90
40	Slab	40t	Tai	2000-12-30	2	150,000.00	91,800.08	150,000.00	91,800.08	150,000.00	61%	91,800.08
41	Crane		Tai	2000-12-30	1	116,000.00	70,992.03	116,000.00	70,992.03	116,000.00	61%	70,992.03
42	Slab shear	18*300	Tai	2000-12-30	2	70,500.00	43,145.92	70,500.00	43,145.92	70,500.00	61%	43,145.92
43	400 Rolling mill		Tai	2000-12-30	1	1,694,785.00	1,310,079.50	1,694,785.00	1,310,079.50	2,033,740.00	77%	1,572,095.40
44	Air compressor		Tai	2003-03-31	2	304,402.00	237,146.04	304,402.00	237,146.04	304,402.00	78%	237,146.04
45	Electronmagnetism station		Tai	2003-03-31	1	70,534.00	54,949.90	70,534.00	54,949.90	70,534.00	78%	54,949.90
46	Rolling mill	800*1200	Tai	2003-03-31	2	2,806,004.00	2,186,033.09	2,806,004.00	2,186,033.09	7,166,500.00	70%	5,016,550.00
47	Heating boiler	2150*3000*20	Tai	2003-03-31	2	1,418,942.00	1,163,578.20	1,418,942.00	1,163,578.20	1,704,230.00	82%	1,397,343.84
48	Gas furnace	18*6000	Tai	2003-03-31	3	609,820.00	475,083.71	609,820.00	475,083.71	609,820.00	78%	475,083.71
49	Plate shearing machine	6*2500	Tai	2003-03-31	1	120,312.00	97,704.62	120,312.00	97,704.62	120,312.00	81%	97,704.62
50	Frame crane		Tai	2003-03-31	1	1,117,426.00	870,536.99	1,117,426.00	870,536.99	1,117,426.00	78%	870,536.99
51	AC welder		Tai	2003-12-29	1	3,750.00	3,022.46	3,750.00	3,022.46	3,750.00	81%	3,022.46
Subtotal for This Page						10,079,150.00	7,581,237.68	10,079,150.00	7,581,237.68	15,213,889.00		10,999,336.11

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
52	Plate shearing machine	6*2500	Tai	2003-12-29	1	10,500.00	8,463.08	10,500.00	8,463.08	10,500.00	81%	8,463.08
53	Roller grinding platform		Tai	2003-03-31	1	117,418.00	93,568.34	117,418.00	93,568.34	117,418.00	80%	93,568.34
54	Oiler		Tai	2001-12-01	2	21,600.00	14,616.00	21,600.00	14,616.00	21,600.00	68%	14,616.00
55	Air compressor		Tai	2002-01-01	1	7,500.00	5,115.34	7,500.00	5,115.34	7,500.00	68%	5,115.34
56	High		Tai	2002-03-01	3	61,000.00	42,262.88	61,000.00	42,262.88	61,000.00	69%	42,262.88
57	Temperature controlling cabinet		Tai	2002-10-01	2	38,000.00	27,761.06	38,000.00	27,761.06	38,000.00	73%	27,761.06
58	Gas producing facility		Tai	2002-12-01	6	2,087,629.48	1,547,629.40	2,087,629.48	1,547,629.40	2,087,629.48	74%	1,547,629.40
59	Power supply system			2003-03-31		1,463,785.00	1,224,337.41	1,463,785.00	1,224,337.41	1,756,540.00	84%	1,469,204.89
60	Coal burning machine		Tai	2003-09-03	1	17,000.00	13,427.20	17,000.00	13,427.20	17,000.00	79%	13,427.20
61	Plate shearing machine	8*2500	Tai	2001-04-01	1	48,000.00	30,317.95	48,000.00	30,317.95	48,000.00	63%	30,317.95
62	Shaping machine	B690	Tai	2001-04-01	1	11,000.00	6,969.06	11,000.00	6,969.06	11,000.00	63%	6,969.06
63	Ordinary lathe	C620-1	Tai	2001-04-01	1	61,000.00	38,646.94	61,000.00	38,646.94	61,000.00	63%	38,646.94
64	Shaping machine	B665	Tai	2001-04-01	1	9,000.00	5702	9,000.00	5702	9,000.00	63%	5702
65	Ordinary lathe	C620G	Tai	2001-04-01	1	58,000.00	36,746.16	58,000.00	36,746.16	58,000.00	63%	36,746.16
66	Leveling machine		Tai	2001-04-01	2	440,000.00	278,764.47	440,000.00	278,764.47	528,000.00	63%	334,517.36
67	Saw bench		Tai	2001-04-01	1	3,300.00	2,090.81	3,300.00	2,090.81	3,300.00	63%	2,090.81
68	Leveling machine		Tai	2001-06-01	2	261,000.00	168,171.00	261,000.00	168,171.00	313,200.00	64%	201,805.20
Subtotal for This Page						4,715,732.48	3,544,589.10	4,715,732.48	3,544,589.10	5,148,687.48		3,878,843.67

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
69	High-voltage electrical machine		Tai	2001-09-01	1	90,000.00	67,083.75	90,000.00	67,083.75	90,000.00	75%	67,083.75
70	Coal burning machine		Tai	2001-09-01	1	21,000.00	13,870.42	21,000.00	13,870.42	21,000.00	66%	13,870.42
71	Transformer		Tai	2000-11-01	1	88,500.00	37,224.67	88,500.00	37,224.67	88,500.00	42%	37,224.67
72	Plate shearing machine	8*2500	sTai	2000-10-01	1	317,691.00	191,002.92	317,691.00	191,002.92	317,691.00	60%	191,002.92
73	ventilator		Tai	2000-10-01	4	43,623.00	26,227.11	43,623.00	26,227.11	43,623.00	60%	26,227.11
74	21roller flattener		Tai	2000-10-01	1	216,724.00	130,299.32	216,724.00	130,299.32	216,724.00	60%	130,299.32
75	Exhausting fan		Tai	2000-10-01	4	49,621.00	29,833.30	49,621.00	29,833.30	49,621.00	60%	29,833.30
76	Leveling machine		Tai	2000-10-01	1	1,740,455.00	1,056,148.68	1,740,455.00	1,056,148.68	5,600,000.00	80%	4,480,000.00
77	clocking-in machine		Tai	2000-10-01	2	7,541.00	1,902.52	7,541.00	1,902.52	7,541.00	25%	1,902.52
78	High voltage power cabinet		Tai	2000-10-01	2	1,037,809.00	623,953.77	1,037,809.00	623,953.77	1,037,809.00	60%	623,953.77
79	Big jar		Tai	2000-10-01	2	311,223.00	187,114.10	311,223.00	187,114.10	311,223.00	60%	187,114.10
80	Self-priming pump		Tai	2000-10-01	1	529	212.52	529	212.52	529	40%	212.52
81	Ultrasonic defectoscope		Tai	2000-10-01	1	6,642.00	2,668.97	6,642.00	2,668.97	6,642.00	40%	2,668.97
82	Electrical machine		Tai	2000-10-01	325	1,207,616.00	890,361.75	1,207,616.00	890,361.75	1,207,616.00	74%	890,361.75
83	Crane		Tai	2000-10-01	6	2,169,687.00	1,304,464.09	2,169,687.00	1,304,464.09	2,603,620.00	60%	1,565,356.90
84	Breast drill		Tai	2000-10-01	1	6,862.00	2,757.33	6,862.00	2,757.33	6,862.00	40%	2,757.33
85	Speed reducing motor		Tai	2000-10-01	8	35,031.00	21,061.37	35,031.00	21,061.37	35,031.00	60%	21,061.37
Subtotal for This Page						7,350,554.00	4,586,186.59	7,350,554.00	4,586,186.59	11,644,032.00		8,270,930.72

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
86	Low valtage power cabinet		Tai	2000-10-01	2	771,704.00	463,965.52	771,704.00	463,965.52	771,704.00	60%	463,965.52
87	Centrifugal water pump		Tai	2000-10-01	4	8,579.00	5,157.91	8,579.00	5,157.91	8,579.00	60%	5,157.91
88	Submersible pump		Tai	2000-10-01	9	8,698.00	5,229.49	8,698.00	5,229.49	8,698.00	60%	5,229.49
89	Grinder		Tai	2000-10-01	4	1,262.00	507.15	1,262.00	507.15	1,262.00	40%	507.15
90	Bench drilling machine		Tai	2000-10-01	1	587	235.88	587	235.88	587	40%	235.88
91	Joining-machine		Tai	2000-10-01	2	4,382.00	1,760.87	4,382.00	1,760.87	4,382.00	40%	1,760.87
92	Air compressor		Tai	2000-10-01	2	357,871.10	215,160.00	357,871.10	215,160.00	357,871.10	60%	215,160.00
93	Electrical sawing bench		Tai	2000-10-01	2	914	367.23	914	367.23	914	40%	367.23
94	Woodwork saw		Tai	2000-10-01	1	252	101.19	252	101.19	252	40%	101.19
95	Floor level vehicle	40T	Tai	2000-10-01	2	919,848.00	553,033.03	919,848.00	553,033.03	919,848.00	60%	553,033.03
96	Transformer power supply system		Tai	2000-10-01	2	11,785,700.90	8,260,794.28	11,785,700.90	8,260,794.28	14,142,840.00	70%	9,912,953.13
97	Blast machine		Tai	2000-10-01	50	28,480.00	17,122.75	28,480.00	17,122.75	28,480.00	60%	17,122.75
98	Planer	B665	Tai	2000-10-01	2	17,677.00	10,627.79	17,677.00	10,627.79	17,677.00	60%	10,627.79
99	Milling machine	X62	Tai	2000-10-01	1	18,178.00	10,929.00	18,178.00	10,929.00	18,178.00	60%	10,929.00
100	Coil leveling machine		Tai	2000-10-01	3	459,509.00	276,267.09	459,509.00	276,267.09	459,509.00	60%	276,267.09
101	Slab shear		Tai	2000-10-01	2	522,959.88	314,415.17	522,959.88	314,415.17	522,959.88	60%	314,415.17
102	9 roller flattener		Tai	2000-10-01	1	281,288.00	169,116.59	281,288.00	169,116.59	337,550.00	60%	202,939.90
Subtotal for This Page						15,187,889.88	10,304,790.94	15,187,889.88	10,304,790.94	17,601,290.98		11,990,773.10

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
103	Plate shearing machine	8*2500	Tai	2000-10-01	1	44,663.00	26,852.48	44,663.00	26,852.48	44,663.00	60%	26,852.48
104	Woodwork versatile planer		Tai	2000-10-01	1	2,691.00	1,081.38	2,691.00	1,081.38	2,691.00	40%	1,081.38
105	Plate shearing machine	6*2500	Tai	2000-10-01	1	8,214.00	4,938.51	8,214.00	4,938.51	8,214.00	60%	4,938.51
106	DC500welder	500KW	Tai	2000-10-01	1	2,879.00	1,730.96	2,879.00	1,730.96	2,879.00	60%	1,730.96
107	AC welder		Tai	2000-10-01	8	11,905.00	7,157.58	11,905.00	7,157.58	11,905.00	60%	7,157.58
108	Lathe	C6140	Tai	2000-10-01	2	50,413.00	30,309.42	50,413.00	30,309.42	50,413.00	60%	30,309.42
109	Crane	15/3T	Tai	2000-10-01	3	440,169.00	264,639.43	440,169.00	264,639.43	528,200.50	60%	317,567.31
110	Crane	10T	Tai	2000-10-01	2	123,523.00	83,844.94	123,523.00	83,844.94	148,230.00	69%	101,813.92
111	Frame crane	10T	Tai	2000-10-01	1	107,176.00	64,436.59	107,176.00	64,436.59	128,610.00	60%	77,323.80
112	Frame crane	10TC	Tai	2000-10-01	1	247,943.00	149,068.77	247,943.00	149,068.77	297,530.00	60%	178,882.52
113	Crane	3T	Tai	2000-10-01	1	50,154.00	30,153.77	50,154.00	30,153.77	50,154.00	60%	30,153.77
114	Crane	2T	Tai	2000-10-01	1	44,218.00	26,584.75	44,218.00	26,584.75	44,218.00	60%	26,584.75
115	Level grinding machine		Tai	2000-10-01	1	187,168.00	116,699.43	187,168.00	116,699.43	224,600.00	62%	140,039.31
116	Gas burning power supply system		Tai	2000-10-01	2	2,312,957.50	1,621,190.54	2,312,957.50	1,621,190.54	2,775,550.00	70%	1,945,428.64
117	80 kilowatt electrical machine		Tai	2000-10-01	1	383,740.00	268,969.74	383,740.00	268,969.74	383,740.00	70%	268,969.74
118	Roller grinding machine		Tai	2000-10-01	1	3,245,035.00	1,950,987.22	3,245,035.00	1,950,987.22	3,894,040.00	60%	2,336,424.00
119	Crane	50/5T	Tai		1	613,434.75	368,810.65	613,434.75	368,810.65	736,120.00	60%	442,572.78
Subtotal for This Page						7,876,283.25	5,017,456.16	7,876,283.25	5,017,456.16	9,331,757.50		5,937,830.87

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
120	1000 kilowatt main electrical machine		Tai	2000-10-01	2	809,279.00	486,556.56	809,279.00	486,556.56	809,279.00	60%	486,556.56
121	1200 rolling mill		Tai	2000-10-01	4	39,865,893.90	23,968,261.39	39,865,893.90	23,968,261.39	39,865,893.90	60%	23,968,261.39
122	Gas suppy system		Tai	2000-10-01	3	2,751,459.00	1,928,543.48	2,751,459.00	1,928,543.48	3,301,750.00	70%	2,314,252.17
123	17 roller flattener		Tai	2000-10-01	1	581,477.00	349,596.90	581,477.00	349,596.90	581,477.00	60%	349,596.90
124	Heating boiler		Tai	2000-10-01	4	808,852.21	486,299.96	808,852.21	486,299.96	970,620.00	60%	583,559.95
125	Annealing furnace		Tai	2000-10-01	2	1,081,675.47	650,327.30	1,081,675.47	650,327.30	1,298,010.00	60%	780,392.76
126	Crane	30/5T	Tai	2000-10-01	1	642,939.00	403,788.34	642,939.00	403,788.34	771,500.00	63%	483,659.64
127	Crane	30t	Tai	2003-03-31	3	762,276.00	593,855.37	762,276.00	593,855.37	914,760.00	78%	713,512.80
128	Plate shearing machine	6*2500	Tai	2004-12-28	2	96,000.00	77,376.00	96,000.00	77,376.00	96,000.00	81%	77,376.00
129	Radial Drilling Machine		Tai	2005-02-01	1	10,760.00	8,846.44	10,760.00	8,846.44	10,760.00	82%	8,846.44
130	Air compressor		Tai	2005-03-14	1	55,000.00	45,663.82	55,000.00	45,663.82	55,000.00	83%	45,663.82
131	Blower		Tai	2005-04-30	2	15,800.00	13,245.60	15,800.00	13,245.60	15,800.00	84%	13,245.60
132	Plate shearing machine		Tai	2005-06-28	1	54,000.00	46,143.00	54,000.00	46,143.00	54,000.00	85%	46,143.00
133	Compound lashing machine		Tai	2005-07-31	1	11,170.00	9,635.07	11,170.00	9,635.07	11,170.00	86%	9,635.07
134	Platform balance	150t	Tai	2005-08-01	1	160,930.00	140,116.40	160,930.00	140,116.40	160,930.00	87%	140,116.40
135	Round disc shear		Tai	2005-08-01	1	445,420.00	390,558.97	445,420.00	390,558.97	445,420.00	88%	390,558.97
136	Desulphurization dust remover		Tai	2005-10-31	2	73,000.00	64,738.88	73,000.00	64,738.88	73,000.00	89%	64,738.88
Subtotal for This Page						48,225,931.58	29,663,553.48	48,225,931.58	29,663,553.48	49,435,369.90		30,476,116.35

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
137	Hoist		Tai	2005-12-30	3	5,400.00	4,876.20	5,400.00	4,876.20	5,400.00	90%	4,876.20
138	Plate shearing machine	6*2500	Tai	2006-01-30	1	95,000.00	86,552.88	95,000.00	86,552.88	95,000.00	91%	86,552.88
139	Leveling machine lifting desk		Tai	2006-01-30	1	54,000.00	49,198.50	54,000.00	49,198.50	54,000.00	91%	49,198.50
140	Gas generating furnace		Tai	2006-02-15	1	138,500.00	137,380.46	138,500.00	137,380.46	138,500.00	99%	137,380.46
141	Leveling machine lifting desk		Tai	2006-02-15	1	64,500.00	59,286.25	64,500.00	59,286.25	64,500.00	92%	59,286.25
142	Plate shearing machine	6*2500	Tai	2006-02-27	1	95,000.00	87,320.80	95,000.00	87,320.80	95,000.00	92%	87,320.80
143	Crane	5t	Tai	2006-04-30	1	50,000.00	45,958.30	50,000.00	45,958.30	50,000.00	92%	45,958.30
144	Capacitance cabinet		Tai	2006-05-31	2	56,000.00	52,378.64	56,000.00	52,378.64	56,000.00	94%	52,378.64
145	17 roller flattener		Tai	2006-05-31	1	77,800.00	73,397.84	77,800.00	73,397.84	93,360.00	94%	88,077.40
146	Packing machine		Tai	2006-05-31	1	6,150.00	5,802.03	6,150.00	5,802.03	6,150.00	94%	5,802.03
147	Plate shearing machine	6*2500	Tai	2006-06-30	1	330,500.00	311,799.22	330,500.00	311,799.22	330,500.00	94%	311,799.22
148	Capacitance compensator		Tai	2006-06-30	2	56,000.00	53,283.98	56,000.00	53,283.98	56,000.00	95%	53,283.98
149	Plate shearing machine		Tai	2006-06-30	1	159,000.00	151,288.50	159,000.00	151,288.50	159,000.00	95%	151,288.50
150	Electricity saving machine		Tai	2006-06-30	19	475,000.00	451,962.52	475,000.00	451,962.52	475,000.00	95%	451,962.52
151	Hoist		Tai	2006-06-30	1	3,600.00	3,454.50	3,600.00	3,454.50	3,600.00	96%	3,454.50
152	Eletricity saving facility		Tai	2006-06-30	1	340,000.00	329,006.68	340,000.00	329,006.68	408,000.00	97%	394,808.01
153	Hoist		Tai	2006-06-30	1	5,800.00	5,612.48	5,800.00	5,612.48	5,800.00	97%	5,612.48
Subtotal for This Page						2,012,250.00	1,908,559.78	2,012,250.00	1,908,559.78	2,095,810.00		1,989,040.67

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
154	Hoist		Tai	2006-06-30	2	4,500.00	4,427.25	4,500.00	4,427.25	4,500.00	98%	4,427.25
155	Plate shearing machine unit	1#	Tai	2006-06-30	1	440,260.00	418,907.38	440,260.00	418,907.38	528,310.00	95%	502,688.85
156	Plate shearing machine unit	2#	Tai	2006-06-30	1	440,260.00	418,907.38	440,260.00	418,907.38	528,310.00	95%	502,688.85
157	Plate shearing machine	3#	Tai	2006-06-30	1	90,000.00	85,635.00	90,000.00	85,635.00	108,000.00	95%	102,762.00
158	Heating boiler	21.5*3*2	Tai	2006-06-30	1	614,805.00	584,986.96	614,805.00	584,986.96	737,770.00	95%	701,984.35
159	Heating boiler	21.5*3*3	Tai	2006-06-30	1	514,805.00	489,836.96	514,805.00	489,836.96	617,770.00	95%	587,804.35
160	Heating boiler	21.5*3*4	Tai	2006-06-30	1	514,805.00	489,836.96	514,805.00	489,836.96	617,770.00	95%	587,804.35
161	Heating boiler	21.5*3*5	Tai	2006-06-30	1	514.805.00	489,836.96	514.805.00	489,836.96	617770.00	95%	587,804.35
162	Heating furnace gas generating	MQJ2400	Tai	2006-06-30	1	276,726.00	263,304.78	276,726.00	263,304.78	276,726.00	95%	263,304.78
163	Heating furnace gas generating	MQJ2401	Tai	2006-06-30	1	276,726.00	263,304.78	276,726.00	263,304.78	276,726.00	95%	263,304.78
164	Heating furnace gas generating	MQJ2402	Tai	2006-06-30	1	276,726.00	263,304.78	276,726.00	263,304.78	276,726.00	95%	263,304.78
165	Heating furnace gas generating	MQJ2403	Tai	2006-06-30	1	276,726.00	263,304.78	276,726.00	263,304.78	276,726.00	95%	263,304.78
166	Main electrical machine unit	1000KW	Tai	2006-06-30	1	442,545.00	421,081.56	442,545.00	421,081.56	442,545.00	95%	421,081.56
167	Main electrical machine unit	1000KW	Tai	2006-06-30	1	442,545.00	421,081.56	442,545.00	421,081.56	442,545.00	95%	421,081.56
168	Main electrical machine unit	1000KW	Tai	2006-06-30	1	402,500.00	382,978.76	402,500.00	382,978.76	402,500.00	95%	382,978.76
169	Main Speed reducer unit	3000m	Tai	2006-06-30	1	2,062,500.00	1,962,468.75	2,062,500.00	1,962,468.75	2,062,500.00	95%	1,962,468.75
170	Main Speed reducer unit	3000m	Tai	2006-06-30	1	2,062,500.00	1,962,468.75	2,062,500.00	1,962,468.75	2,062,500.00	95%	1,962,468.75
Subtotal for This Page						9653734.00	9,185,673.35	9653734.00	9,185,673.35	10,279,694.00		9,781,262.85

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
171	Rolling mill unit	7#	Tai	2006-06-30	1	7,353,617.00	7,011,368.02	7,353,617.00	7,011,368.02	7,353,520.00	98%	7,206,547.60
172	Rolling mill unit	8#	Tai	2006-06-30	1	7,353,617.00	7,011,368.02	7,353,617.00	7,011,368.02	7,353,520.00	98%	7,206,547.60
173	Rolling mill unit	9#	Tai	2006-06-30	1	7,353,617.00	7,011,368.02	7,353,617.00	7,011,368.02	7,353,520.00	98%	7,206,547.60
174	Rolling mill unit	10#	Tai	2006-06-30	1	7,353,617.00	7,011,368.02	7,353,617.00	7,011,368.02	7,353,520.00	98%	7,206,547.60
175	Return chain assembly	7#	Tai	2006-06-30	1	101,058.00	96,156.66	101,058.00	96,156.66	101,058.00	67%	67,319.95
176	Return chain assembly	8#	Tai	2006-06-30	1	101,058.00	96,156.66	101,058.00	96,156.66	101,058.00	8%	7,833.55
177	Return chain assembly	9#	Tai	2006-06-30	1	101,058.00	96,156.66	101,058.00	96,156.66	101,058.00	11%	11,420.19
178	Return chain assembly	10#	Tai	2006-06-30	1	101,058.00	96,156.66	101,058.00	96,156.66	101,058.00	95%	96,156.66
179	Thin oil station assembly	4#	Tai	2006-06-30	1	147,976.00	140,799.16	147,976.00	140,799.16	147,976.00	4%	5,243.27
180	Thin oil station assembly	5#	Tai	2006-06-30	1	147,976.00	140,799.16	147,976.00	140,799.16	147,976.00	6%	8,843.39
181	Finished product shear	Q11--8*2500	Tai	2006-06-30	1	63,734.00	60,642.92	63,734.00	60,642.92	63,734.00	15%	9,792.05
182	Finished product shear	Q11--8*2500	Tai	2006-06-30	1	63,734.00	60,642.92	63,734.00	60,642.92	63,734.00	77%	48,960.03
183	Finished product shear	Q11--8*2500	Tai	2006-06-30	1	63,734.00	60,642.92	63,734.00	60,642.92	63,734.00	6%	3,916.77
184	Finished product shear	Q11--8*2500	Tai	2006-06-30	1	63,734.00	60,642.92	63,734.00	60,642.92	63,734.00	27%	17,135.97
185	Finished product shear	Q11--8*2500	Tai	2006-06-30	1	63,734.00	60,642.92	63,734.00	60,642.92	63,734.00	18%	11,566.80
186	Leveling machine	760*1200	Tai	2006-06-30	1	4,286,202.28	4,078,321.47	4,286,202.28	4,078,321.47	5,600,000.00	98%	5,488,000.00
187	Leveling machine	760*1200	Tai	2006-06-30	1	4,286,202.27	4,078,321.46	4,286,202.27	4,078,321.46	5,600,000.00	98%	5,488,000.00
Subtotal for This Page						39,005,726.55	37,171,554.57	39,005,726.55	37,171,554.57	41,632,934.00		40,090,379.03

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
188	Annealing furnace	21.5*3*2	Tai	2006-06-30	1	2,774,450.00	2,639,889.17	2,774,450.00	2,639,889.17	2,774,450.00	95%	2,639,889.17
189	Annealing furnace	21.5*3*2	Tai	2006-06-30	1	2,774,450.00	2,639,889.17	2,774,450.00	2,639,889.17	2,774,450.00	95%	2,639,889.17
190	Annealing furnace gas generating	MQJ2600	Tai	2006-06-30	1	361,500.00	343,967.25	361,500.00	343,967.25	361,500.00	95%	343,967.25
191	Annealing furnace gas generating	MQJ2600	Tai	2006-06-30	1	361,500.00	343,967.25	361,500.00	343,967.25	361,500.00	95%	343,967.25
192	17 roller flattener		Tai	2006-06-30	1	2,134,384.00	2,030,866.38	2,134,384.00	2,030,866.38	2,561,260.00	95%	2,437,039.65
193	Roller preheater	1#	Tai	2006-06-30	1	26,750.00	25,452.62	26,750.00	25,452.62	32,100.00	95%	30,543.14
194	Roller preheater	2#	Tai	2006-06-30	1	26,750.00	25,452.62	26,750.00	25,452.62	32,100.00	95%	30,543.14
195	Roller preheater	3#	Tai	2006-06-30	1	26,750.00	25,452.62	26,750.00	25,452.62	32,100.00	95%	30,543.14
196	Roller preheater	4#	Tai	2006-06-30	1	26,750.00	25,452.62	26,750.00	25,452.62	32,100.00	95%	30,543.14
197	Roller preheater	5#	Tai	2006-06-30	1	26,750.00	25,452.62	26,750.00	25,452.62	32,100.00	95%	30,543.14
198	Roller preheating gas generating		Tai	2006-06-30	1	216,225.00	205,738.08	216,225.00	205,738.08	216,225.00	95%	205,738.08
199	Air compressor	L-22/7	Tai	2006-06-30	1	119,150.00	113,371.22	119,150.00	113,371.22	119,150.00	95%	113,371.22
200	Air compressor	L-22/7	Tai	2006-06-30	1	119,150.00	113,371.22	119,150.00	113,371.22	119,150.00	95%	113,371.22
201	Air compressor	L-22/7	Tai	2006-06-30	1	119,150.00	113,371.22	119,150.00	113,371.22	119,150.00	95%	113,371.22
202	Air compressor	L-22/7	Tai	2006-06-30	1	119,150.00	113,371.22	119,150.00	113,371.22	119,150.00	95%	113,371.22
203	Air compressor	L-22/7	Tai	2006-06-30	1	119,150.00	113,371.22	119,150.00	113,371.22	119,150.00	95%	113,371.22
204	Gas storage tin	1#	Tai	2006-06-30	1	16,620.00	15,813.93	16,620.00	15,813.93	16,620.00	95%	15,813.93
Subtotal for This Page						9,368,629.00	8,914,250.43	9,368,629.00	8,914,250.43	9,822,255.00		9,345,876.30

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
205	Gas storage tin	2#	Tai	2006-06-30	1	16,620.00	15,813.93	16,620.00	15,813.93	16,620.00	95%	15,813.93
206	Heat perservation facility		Tai	2006-06-30	1	556,775.00	529,771.40	556,775.00	529,771.40	556,775.00	95%	529,771.40
207	Roller grinding machine		Tai	2006-06-30	1	1,451,947.56	1,381,528.10	1,451,947.56	1,381,528.10	1,451,947.56	95%	1,381,528.10
208	Indoor running vehicle		Tai	2006-06-30	1	73,448.00	69,885.80	73,448.00	69,885.80	73,448.00	95%	69,885.80
209	Indoor running vehicle		Tai	2006-06-30	1	57,250.00	54,473.38	57,250.00	54,473.38	57,250.00	95%	54,473.38
210	Medium-broad band plate shearing machine	Q11--13*2500	Tai	2006-06-30	1	208,367.00	198,261.20	208,367.00	198,261.20	208,367.00	95%	198,261.20
211	Medium-broad band plate shearing machine	Q11--13*2500	Tai	2006-06-30	1	208,367.00	198,261.20	208,367.00	198,261.20	208,367.00	95%	198,261.20
212	Medium-broad band plate shearing machine	Q11--13*2500	Tai	2006-06-30	1	187,800.00	178,691.70	187,800.00	178,691.70	187,800.00	95%	178,691.70
213	Frame crane	10T	Tai	2006-06-30	1	807,521.00	768,356.24	807,521.00	768,356.24	807,521.00	95%	768,356.24
214	Packing box plate shearing machine		Tai	2006-06-30	1	51,300.00	48,811.95	51,300.00	48,811.95	51,300.00	95%	48,811.95
215	Joining-machine		Tai	2006-06-30	1	19,125.00	18,197.46	19,125.00	18,197.46	19,125.00	95%	18,197.46
216	Shaping machine		Tai	2006-06-30	1	10,180.00	9,686.26	10,180.00	9,686.26	10,180.00	95%	9,686.26
217	Boiler	4t	Tai	2006-06-30	1	510,700.00	485,931.04	510,700.00	485,931.04	510,700.00	95%	485,931.04
218	Crane	L=19.5	Tai	2006-06-30	1	420,000.00	399,630.00	420,000.00	399,630.00	504,000.00	95%	479,556.00
219	Crane	L=19.5	Tai	2006-06-30	1	400,000.00	380,600.02	400,000.00	380,600.02	480,000.00	95%	456,720.02
220	Crane	L=19.5	Tai	2006-06-30	1	310,000.00	294,965.02	310,000.00	294,965.02	372,000.00	95%	353,958.02
221	Crane	L=19.5	Tai	2006-06-30	1	260,000.00	247,389.98	260,000.00	247,389.98	312,000.00	95%	296,867.98
Subtotal for This Page						5,549,400.56	5,280,254.68	5,549,400.56	5,280,254.68	5,827,400.56		5,544,771.68

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
222	Crane	L=16.5	Tai	2006-06-30	1	280,000.00	266,420.02	280,000.00	266,420.02	336,000.00	95%	319,704.02
223	Crane	L=16.5	Tai	2006-06-30	1	250,000.00	237,875.02	250,000.00	237,875.02	300,000.00	95%	285,450.02
224	Crane	L=16.5	Tai	2006-06-30	1	210,000.00	199,815.00	210,000.00	199,815.00	252,000.00	95%	239,779.00
225	Crane	L=16.5	Tai	2006-06-30	1	210,000.00	199,815.00	210,000.00	199,815.00	252,000.00	95%	239,778.00
226	Crane	L=13.5	Tai	2006-06-30	1	160,000.00	152,240.02	160,000.00	152,240.02	192,000.00	95%	182,688.02
227	Crane	L=13.5	Tai	2006-06-30	1	160,000.00	152,240.02	160,000.00	152,240.02	192,000.00	95%	182,688.02
228	Crane	L=28.5	Tai	2006-06-30	1	400,000.00	380,600.02	400,000.00	380,600.02	480,000.00	95%	456,720.00
229	Crane	L=13.5	Tai	2006-06-30	1	38,000.00	36,156.98	38,000.00	36,156.98	45,600.00	95%	43,388.37
230	Crane		Tai	2006-06-30	1	49,800.00	47,384.70	49,800.00	47,384.70	49,800.00	95%	47,384.70
231	Planer		Tai	2006-06-30	1	33,800.00	32,160.68	33,800.00	32,160.68	33,800.00	95%	32,160.68
232	Level grinding machine		Tai	2006-06-30	1	115,000.00	109,422.52	115,000.00	109,422.52	115,000.00	95%	109,422.52
233	Drill press		Tai	2006-07-07	1	25,000.00	23,787.52	25,000.00	23,787.52	25,000.00	95%	23,787.52
234	Water supply system		Tai	2006-07-13	1	934,410.00	889,091.11	934,410.00	889,091.11	1,121,290.00	95%	1,066,909.33
235	Drainage system		Tai	2006-07-28	1	1,180,000.00	1,122,770.02	1,180,000.00	1,122,770.02	1,416,000.00	95%	1,347,324.02
236	Power supply system		Tai	2006-07-29	1	4,800,000.00	4,567,200.00	4,800,000.00	4,567,200.00	5,760,000.00	95%	5,480,640.00
237	Water cooling system		Tai	2006-08-07	1	41,000.00	39,011.48	41,000.00	39,011.48	49,200.00	95%	46,813.77
238	Crane	L=13.5	Tai	2006-08-22	1	38,000.00	36,464.15	38,000.00	36,464.15	38,000.00	96%	36,464.15
Subtotal for This Page						8,925,010.00	8,492,454.26	8,925,010.00	8,492,454.26	10,657,690.00		10,141,102.14

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
239	9 roller flattener		Tai	2006-09-30	2	117,000.00	114,258.65	117,000.00	114,258.65	117,000.00	98%	114,258.65
240	30 tons pusher		Tai	2006-10-31	2	376,000.00	360,803.35	376,000.00	360,803.35	376,000.00	96%	360,803.35
241	Compressor		Tai	2006-10-31	1	6,800.00	6,635.09	6,800.00	6,635.09	6,800.00	98%	6,635.09
242	Axial fan		Tai	2006-11-30	91	93,560.00	92,047.45	93,560.00	92,047.45	93,560.00	98%	92,047.45
243
244
245
246
247
248
249
250
251
252
253
254
Subtotal for This Page						593,360.00	573,744.54	593,360.00	573,744.54	593,360.00		573,744.54
Total						176,874,863.30	137,850,336.69	176,874,863.30	137,850,336.69	201,474,582.42		157,670,585.93

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

		Vehicle	Travelled			Book Value		Adjusted Book Value		Appraisal Value
No.	Licence No.	Title Specification	distance (Kilometers)	Measurement Unit	Purchage Date	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
1		Tractor 069423			2004-01-31	9000	7,302.50	9000	7,302.50	5000	81%	4,050.00
2		Audi saloon car2.8T	269600	Liang	2002-04-01	516200	282,533.39	516200	282,533.39	516200	55%	283,910.00
3		Beijing Futian Car	62000	Liang	2002-10-01	44308	26,400.09	44308	26,400.09	24308	60%	14,584.80
4		Tractor		Liang	2003-05-01	15250	11,634.07	15250	11,634.07	10250	76%	7,790.00
5		Trail car		Liang	2003-06-01	3500	2,707.86	3500	2,707.86	2500	77%	1,925.00
6		JETTA1.6	237000	Liang	2003-07-30	159156.12	112,000.69	159156.12	112,000.69	98000	70%	68,600.00
7		JETTA1.6	199000	Liang	2003-07-30	159156.12	112,000.69	159156.12	112,000.69	98000	70%	68,600.00
8		XiaLi1.1	80000	Liang	2003-07-30	57103.56	40,184.72	57103.56	40,184.72	27103.56	70%	18,972.49
9		Lexus		Liang	2006-12-31	912,000.00	912,000.00	912,000.00	912,000.00	912,000.00	100%	912,000.00
10		12 Trail Car		Liang	2000-10-01	1145	460.08	1145	460.08	1145	40%	458.00
11		Tractor		Liang	2000-10-01	989	397.44	989	397.44	989	40%	395.60
12		Luoyang Tractor		Liang	2000-10-01	27690	14,656.80	27690	14,656.80	17690	53%	9,375.70
13		Tractor		Liang	2004-09-29	25000	21,362.55	25000	21,362.55	20000	85%	17,000.00
14		Lexus SUV3.5	26300	Liang	2005-05-31	672992	466,271.24	672992	466,271.24	672992	69%	464,364.48
15		Motorcycle		Liang	2005-05-31	4900	3,394.82	4900	3,394.82	3900	69%	2,691.00
16		BenzS500	53000	Liang	2005-11-30	1756291	1,387,177.19	1756291	1,387,177.19	1756291	79%	1,387,469.89
17		Jiefang mini tractor	32000	Liang	2006-05-31	53724.4	48,513.16	53724.4	48,513.16	33724.4	90%	30,351.96
Total						4,418,405.20	3,448,997.29	4,418,405.20	3,448,997.29	4,200,092.96		3,292,538.92

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

						Book Value		Adjusted Book Value		Appraisal Value
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value	Remark
1	Air condition	Haier	Tai	2004-06-24	7	11,550.00	8,749.20	11,550.00	8,749.20	9,500.00	76%	7,220.00
2	Electronic weighing balance	Tengfei	Tai	2004-07-10	1	39,500.00	30,240.58	39,500.00	30,240.58	30,000.00	77%	23,100.00
3	air condition	Haier	Tai	2003-06-20	2	5,200.00	3,627.39	5,200.00	3,627.39	4,200.00	70%	2,940.00
4	Computer	Dell	Tai	2004-05-05	2	21,300.00	15,962.57	21,300.00	15,962.57	18,000.00	75%	13,500.00
5	Projector	Samsung	Tai	2004-05-05	1	32,798.01	24,579.31	32,798.01	24,579.31	20,000.00	75%	15,000.00
6	Air condition	KFR-23G	Tai	2004-05-05	1	1,400.00	1,049.10	1,400.00	1,049.10	1,400.00	75%	1,050.00
7	Computer system		Tai	2003-10-31		778,500.00	551,956.50	778,500.00	551,956.50	620,000.00	71%	440,200.00
8	Freezer	Haier	Tai	2001-09-01	1	3,150.00	1,545.92	3,150.00	1,545.92	1,150.00	49%	563.50
9	air condition	gfr-250	Tai	2002-07-01	1	2,250.00	1,286.00	2,250.00	1,286.00	1,200.00	57%	684.00
10	air condition	gfr-230	Tai	2002-07-01	2	3,900.00	2,229.17	3,900.00	2,229.17	2,500.00	57%	1,425.00
11	Audio system		Tai	2003-01-01	1	4,123.00	2,556.55	4,123.00	2,556.55	1,700.00	62%	1,054.00
12	Computer system		Tai	2003-04-01		69,126.00	47,937.50	69,126.00	47,937.50	52,000.00	69%	35,880.00
13	Computer system		Tai	2003-05-01		633,591.25	457,408.42	633,591.25	457,408.42	470,000.00	72%	338,400.00
14	Copy machine	HP	Tai	2003-05-01	1	11,500.00	7,998.90	11,500.00	7,998.90	7,500.00	70%	5,250.00
15	air condition	Haier	Tai	2003-06-01	2	5,200.00	3,648.00	5,200.00	3,648.00	4,200.00	70%	2,940.00
16	air condition	Gree	Tai	2003-06-01	5	9,000.00	6,278.28	9,000.00	6,278.28	5,000.00	70%	3,500.00
17	camera	Sony	Tai	2003-06-01	1	4,000.00	2,790.33	4,000.00	2,790.33	3,000.00	70%	2,100.00
Subtotal for This Page						1,636,088.26	1,169,843.72	1,636,088.26	1,169,843.72	1,251,350.00		894,806.50

Filled by : Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Book Value		Adjusted Book Value		Appraisal Value			Remark
						Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value
18	Micro-computer	Dell	Tai	2000-10-01	1	5,700.00	2,290.45	5,700.00	2,290.45	4,000.00	40%	1,600.00
19	Phone system		Tai	2000-10-01	1	55,222.00	22,189.99	55,222.00	22,189.99	30,000.00	40%	12,000.00
20	Office facility		Tai	2000-10-01	1	460,816.45	307,680.25	460,816.45	307,680.25	350,000.00	67%	234,500.00
21	Fax machine	Samsung	Tai	2000-10-01	2	8,009.00	2,020.62	8,009.00	2,020.62	3,000.00	25%	750.00
22	Computer	Lenovo	Tai	2000-10-01	2	52,505.30	21,098.33	52,505.30	21,098.33	30,000.00	40%	12,000.00
23	Duplicator	HP	Tai	2000-10-01	1	28,958.00	7,305.83	28,958.00	7,305.83	12,000.00	25%	3,000.00
24	Magnetism system		Tai	2004-05-31	1	60,000.00	49,976.75	60,000.00	49,976.75	50,000.00	83%	41,500.00
25	Drinking Water Equipment	Midea	Tai	2000-10-01	1	59,690.20	1,790.71	59,690.20	1,790.71	37,000.00	3%	1,790.71
26	Tea heater		Tai	2000-12-30	1	1,260.00	771.12	1,260.00	771.12	1,260.00	61%	771.12
27	Ari condition	Haier	Tai	2000-10-01	9	10,320.00	4,146.92	10,320.00	4,146.92	6,000.00	40%	2,400.00
28	air condition	Mitsubishi	Tai	2000-10-01	2	12,214.00	4,907.99	12,214.00	4,907.99	8,000.00	40%	3,200.00
29	Flat elctronic weighing balance	Zhengzhou Tengfei	Tai	2003-04-01	1	9,000.00	6,866.00	9,000.00	6,866.00	9,000.00	76%	6,866.00
30	Electronic bonding balance	Zhengzhou Tengfei	Tai	2003-04-01	1	15,000.00	11,443.41	15,000.00	11,443.41	15,000.00	76%	11,443.41
31	Electronic pendant balance	Zhengzhou Tengfei	Tai	2003-04-01	1	38,800.00	29,600.60	38,800.00	29,600.60	38,800.00	76%	29,600.60
32	Electronic pendant balance	Zhengzhou Tengfei	Tai	2000-10-01	4	106,026.00	42,604.85	106,026.00	42,604.85	106,026.00	40%	42,604.85
33	Platform balance	Tianjin Quanxing	Tai	2000-10-01	1	86,632.00	34,811.61	86,632.00	34,811.61	86,632.00	40%	34,811.61
34	Ground balance	Tianjin Quanxing	Tai	2000-10-01	8	25,427.00	10,217.42	25,427.00	10,217.42	25,427.00	40%	10,217.42
Subtotal for This Page						1,035,579.95	559,722.85	1,035,579.95	559,722.85	812,145.00		449,055.72

Filled by :Yang Shu Hang Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owneræTianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Book Value		Adjusted Book Value		Appraisal Value			Remark
						Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value
35	Lenovo computer		Tai	2004-09-03	1	60,900.00	34,317.15	60,900.00	34,317.15	50,000.00	56%	28,000.00
36	Fingerprint attendance Machine		Tai	2004-09-15	1	4,300.00	2,422.99	4,300.00	2,422.99	3,000.00	56%	1,680.00
37	Air condition	Haier	Tai	2004-08-08	1	6,100.00	3,338.68	6,100.00	3,338.68	4,100.00	55%	2,255.00
38	Computer	Lenovo	Tai	2004-10-08	1	4,950.00	2,869.35	4,950.00	2,869.35	4,000.00	58%	2,320.00
39	Drinking water boiler		Tai	2005-01-30	1	3,900.00	2,449.85	3,900.00	2,449.85	3,900.00	63%	2,449.85
40	Automatic door	Doublestar	Tai	2005-01-30	1	12,500.00	7,852.14	12,500.00	7,852.14	12,500.00	63%	7,852.14
41	computer	Lenovo	Tai	2005-03-14	3	19,260.00	12,721.23	19,260.00	12,721.23	19,260.00	66%	12,721.23
42	Air condition	Haier	Tai	2005-03-25	1	1,580.00	1,043.65	1,580.00	1,043.65	1,580.00	66%	1,043.65
43	Freezer	Haier	Tai	2005-04-30	1	3,900.00	2,639.00	3,900.00	2,639.00	3,900.00	68%	2,639.00
44	Printer	Samsung	Tai	2005-04-30	1	4,900.00	3,315.60	4,900.00	3,315.60	4,900.00	68%	3,315.60
45	Attendance machine		Tai	2005-04-30	1	3,800.00	2,571.40	3,800.00	2,571.40	3,800.00	68%	2,571.40
46	Packer		Tai	2005-06-28	1	6,184.00	4,384.47	6,184.00	4,384.47	6,184.00	71%	4,384.47
47	Freezing machine group	Haier	Tai	2005-06-30	2	40,000.00	29,074.77	40,000.00	29,074.77	40,000.00	73%	29,074.77
48	Computer	Dell	Tai	2005-08-01	2	12,760.00	9,459.36	12,760.00	9,459.36	12,760.00	74%	9,459.36
49	Transformer		Tai	2005-08-01	1	11,500.00	8,525.28	11,500.00	8,525.28	11,500.00	74%	8,525.28
50	Computer	Dell	Tai	2005-09-01	1	7,180.00	5,438.80	7,180.00	5,438.80	7,180.00	76%	5,438.80
51	Plotting machine		Tai	2005-09-01	1	18,500.00	14,013.80	18,500.00	14,013.80	18,500.00	76%	14,013.80
Subtotal for This Page						222,214.00	146,437.52	222,214.00	146,437.52	207,064.00		137,744.35

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owneræTianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan
No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Book Value		Adjusted Book Value		Appraisal Value			Remark
						Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value
52	Drive tester		Tai	2005-09-01	1	86,500.00	65,523.70	86,500.00	65,523.70	86,500.00	76%	65,523.70
53	Notebook computer	NEC	Tai	2005-11-30	1	12,800.00	10,109.91	12,800.00	10,109.91	12,800.00	79%	10,109.91
54	computer	Lenovo	Tai	2006-03-31	7	36,820.00	31,462.66	36,820.00	31,462.66	36,820.00	85%	31,462.66
55	Notebook computer	Dell	Tai	2006-04-30	1	13,988.00	12,178.88	13,988.00	12,178.88	13,988.00	87%	12,178.88
56	Electronic pendant balance	Zhengzhou Tengfei	Tai	2006-04-30	2	25,000.00	21,766.64	25,000.00	21,766.64	25,000.00	87%	21,766.64
57	Tea heater		Tai	2006-04-30	1	3,900.00	3,395.60	3,900.00	3,395.60	3,900.00	87%	3,395.60
58	Air condition	Mitsubishi	Tai	2006-06-30	4	9,800.00	8,849.42	9,800.00	8,849.42	9,800.00	90%	8,849.42
59	computer	Lenovo	Tai	2006-06-30	2	10,520.00	9,499.58	10,520.00	9,499.58	10,520.00	90%	9,499.58
60	Food selling system		Tai	2006-06-30	1	11,500.00	10,384.48	11,500.00	10,384.48	11,500.00	90%	10,384.48
61	Power supply		Tai	2006-06-30	1	37,300.00	34,284.90	37,300.00	34,284.90	37,300.00	92%	34,284.90
62	Four-door fridge	Haier	Tai	2006-06-30	1	3,400.00	3,125.15	3,400.00	3,125.15	3,400.00	92%	3,125.15
63	air condition	Changhong	Tai	2006-06-30	1	3,350.00	3,079.20	3,350.00	3,079.20	3,350.00	92%	3,079.20
64	computer	Tongfang	Tai	2006-07-07	1	3,940.00	3,685.20	3,940.00	3,685.20	3,940.00	94%	3,685.20
65	Infrared surveillance system		Tai	2006-07-18	1	27,327.00	25,559.84	27,327.00	25,559.84	27,327.00	94%	25,559.84
66	computer	Lenovo	Tai	2006-07-19	1	5,450.00	5,361.89	5,450.00	5,361.89	5,450.00	98%	5,361.89
67	Tea heater		Tai	2006-07-22	1	35,000.00	31,605.02	35,000.00	31,605.02	35,000.00	90%	31,605.02
68	Communication system		Tai	2006-08-22	1	91,063.00	84,240.98	91,063.00	84,240.98	91,063.00	93%	84,240.98
Subtotal for This Page						417,658.00	364,113.05	417,658.00	364,113.05	417,658.00		364,113.05

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owneræTianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Equipment Name	Specification	Measurement Unit	Purchage Date	Quantity	Book Value		Adjusted Book Value		Appraisal Value			Remark
						Original Value	Net Value	Original Value	Net Value	Replacement Value	Residue Ratio	Evaluated Value
69	Platform balance	Tianjin Quanxing	Tai	2006-08-07	1	158,516.00	150,827.96	158,516.00	150,827.96	158,516.00	95%	150,827.96
70	Water pump		Tai	2006-11-30	3	35,500.00	34,065.20	35,500.00	34,065.20	35,500.00	96%	34,065.20
71	Dorm CATV system			2006-12-31		30,000.00	30,000.00	30,000.00	30,000.00	30,000.00	100%	30,000.00
72
73
74
75
76
77
78
79
80
81
82
83
84
Subtotal for This Page						224,016.00	214,893.16	224,016.00	214,893.16	224,016.00		214,893.16
Total						3,535,556.21	2,455,010.30	3,535,556.21	2,455,010.30	2,912,233.00		2,060,612.78

Appraiser: Qi Su Xue

Assets owneræTianjin Daqiuzhuang Metal Sheet Co., Ltd.											Unit: RMB/Yuan

No.	Land Use Certificate No.	Land Location	Acquiring Date	Land Use Purpose	Number of Year for Valid Usage	Area (m2)	Original Value	Book Value	Adjusted Book Value	Appraisal Value	Increased Value	Increase Rateû
1	Collective use (2001Renewed) No. 082	Baiyi Road No 35, Daqiuzhuang Town	2001.8.15	Workshop	50 years	40030	11398589.4	7,979,012.58	7,979,012.58	13,563,498.33	5,584,485.75	70%
2	Collective use (2001Renewed) No. 134	Gangtuanxi Road No.6, Daqiuzhuang Town	2001.10.9	Workshop	50 years	27460	8000000	3,066,666.51	3,066,666.51	9,339,145.99	6,272,479.48	205%
3	Collective use (2001Renewed) No. 049	Northern side of Yingfeng Road	2001.5.29	Business Service	50 years	4611.3	4327876.06	3029513.25	3029513.25	1,553,700.68	-1,475,812.57	-49%
4
5
6
7
8
9
10
11
12
13
14
15
16
Total							23,726,465.46	14,075,192.34	14,075,192.34	24,456,345.00	10,381,152.66	74%

Filled by: Yang Shu Hang										Appraiser: Qi Su Xue
Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Item	Book Value	Adjusted Book Value	Appraisal Value	Increased Value	Increase Rate%

9—1	Short-term loans	236,230,000.00	236,230,000.00	236,230,000.00	0.00	0%

9—2	Notes payable	63,600,000.00	63,600,000.00	63,600,000.00	0.00	0%

9—3	Accounts payable	23,414,791.63	23,414,791.63	23,414,791.63	0.00	0%

9—4	Advance from customers	8,530,435.51	8,530,435.51	8,530,435.51	0.00	0%

9—5	Accounts of consigned goods

9—6	Other accounts payable	1,636,182.35	1,636,182.35	1,636,182.35	0.00	0%

9—7	Wages payable	5,541,124.46	5,541,124.46	5,541,124.46	0.00	0%

9—8	Welfare payable

9—9	Taxes payable	42,056,174.09	42,056,174.09	42,056,174.09	0.00	0%

9—10	Retirement pension

9—11	Other fund unpaid

9—12	Accured expenses

9—13	Long-term loans due within one year

9—14	Other current liabilities	2,758,499.10	2,758,499.10	2,758,499.10	0.00	0%

8	Total current liabilities	383,767,207.14	383,767,207.14	383,767,207.14	0.00	0%

Filled by : Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Account Name (Balance Recipient)	Issue Date	Maturity Date	Annual Interest Rate%	Currency	Book Value of Foreign Currency	Exchange Rate at the Appraisal Benchmark Date	Book Value	Adjusted Book Value	Appraisal Value	Increase Rate%
1	Agricultural Bank of China, Jinghai County, Daqiuzhuang Branch	3/10/2006	3/8/2007	6.696%	RMB			8,100,000.00	8,100,000.00	8,100,000.00
2	Agricultural Bank of China, Jinghai County, Daqiuzhuang Branch	4/26/2006	2007-4-26	6.696%	RMB			20,250,000.00	20,250,000.00	20,250,000.00
3	Agricultural Bank of China, Jinghai County, Daqiuzhuang Branch	10/8/2006	10/8/2007	7.6500%	RMB			26,730,000.00	26,730,000.00	26,730,000.00
4	Agricultural Bank of China, Jinghai County, Daqiuzhuang Branch	10/24/2006	10/19/2007	7.344%	RMB			10,000,000.00	10,000,000.00	10,000,000.00
5	Agricultural Bank of China, Jinghai County, Daqiuzhuang Branch	10/24/2006	10/24/2007	7.344%	RMB			10,000,000.00	10,000,000.00	10,000,000.00
6	China Construction Bank, Jinghai Branch	8/15/2006	8/14/2007	6.630%	RMB			7,290,000.00	7,290,000.00	7,290,000.00
7	China Construction Bank, Jinghai Branch	8/21/2006	8/20/2007	6.936%	RMB			4,860,000.00	4,860,000.00	4,860,000.00
8	Bank of China, Jinghai Branch	10/18/2006	10/18/2007	6.120%	RMB			9,000,000.00	9,000,000.00	9,000,000.00
9	Shenzhen Development Bank,Tianjin Branch	2/10/2006	2/10/2007	5.859%	RMB			20,000,000.00	20,000,000.00	20,000,000.00
10	Shenzhen Development Bank,Tianjin Branch	3/9/2006	3/9/2007	5.859%	RMB			11,000,000.00	11,000,000.00	11,000,000.00
11	Shenzhen Development Bank,Tianjin Branch	3/23/2006	3/23/2007	5.859%	RMB			9,000,000.00	9,000,000.00	9,000,000.00
12	China Merchant Bank,Pingshandao Brach	6/6/2006	6/1/2007	6.1425%	RMB			15,000,000.00	15,000,000.00	15,000,000.00
13	China Merchant Bank, Pingshandao Brach	6/6/2006	5/25/2007	6.1425%	RMB			10,000,000.00	10,000,000.00	10,000,000.00
14	China Merchant Bank, Pingshandao Brach	6/6/2006	6/5/2007	6.1425%	RMB			10,000,000.00	10,000,000.00	10,000,000.00
15	China Merchant Bank, Pingshandao Brach	8/15/2006	8/14/2007	6.1425%	RMB			10,000,000.00	10,000,000.00	10,000,000.00
16	China Merchant Bank, Pingshandao Brach	9/26/2006	9/25/2007	6.426%	RMB			15,000,000.00	15,000,000.00	15,000,000.00
17	Shanghai Pudong Development Bank, Tianjin Branch	3/8/2006	3/7/2007	6.138%	RMB			10,000,000.00	10,000,000.00	10,000,000.00
18	Shanghai Pudong Development Bank, Tianjin Branch	7/19/2006	7/18/2007	6.435%	RMB			20,000,000.00	20,000,000.00	20,000,000.00
19	Shanghai Pudong Development Bank, Tianjin Branch	11/14/2006	11/14/2007	6.732%	RMB			10,000,000.00	10,000,000.00	10,000,000.00
	Total							236,230,000.00	236,230,000.00	236,230,000.00

Filled by: Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.						Unit: RMB/Yuan

No.	Account Name (Balance Recipient)	Issue Date	Maturity Date	Book Value	Adjusted Book Value	Appraisal Value	Increase Rate%	Remark
1	Agricultural Bank of China, Jinghai County, Daqiuzhuang Branch	9/19/2006	3/19/2007	9,000,000.00	9,000,000.00	9,000,000.00
2	Agricultural Bank of China, Jinghai County, Daqiuzhuang Branch	11/14/2006	5/14/2007	3,000,000.00	3,000,000.00	3,000,000.00
3	Bank of China, Jinghai Branch	10/9/2006	4/9/2007	11,600,000.00	11,600,000.00	11,600,000.00
4	Shanghai Pudong Development Bank	10/25/2006	4/25/2007	20,000,000.00	20,000,000.00	20,000,000.00
5	Shanghai Pudong Development Bank	11/14/2006	5/14/2007	20,000,000.00	20,000,000.00	20,000,000.00
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
Subtotal for This Page				63,600,000.00	63,600,000.00	63,600,000.00
Total				63,600,000.00	63,600,000.00	63,600,000.00

Filled by : Yang Shu Hang						Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.						Unit: RMB/Yuan

No.	Account Name (Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
1	Tianjin Zhenghai Industry and Trade Co.,Ltd.	Less than three Months	Payment for goods	4,597,544.30	4,597,544.30	4,597,544.30
2	Tangshan Kaiping District Xingye Rolling Factory	Less than three Months	Payment for goods	2,049,434.06	2,049,434.06	2,049,434.06
3	Tianjin Juxintongda Co.,Ltd.	Less than three Months	Payment for goods	23,332.61	23,332.61	23,332.61
4	Tianjin Maohong Industry and Trade Co.,Ltd.	Less than three Months	Payment for goods	1,286.45	1,286.45	1,286.45
5	Tianjin Xingwang Steel Structure Engineering Co.,Ltd.	Less than three Months	Payment for goods	1,240,000.00	1,240,000.00	1,240,000.00
6	Ronggang Auto Team	Less than three Months	Payment for goods	888,090.84	888,090.84	888,090.84
7	Hebei Bazhou Wanrun Roller Factory	Less than three Months	Payment for goods	571,728.00	571,728.00	571,728.00
8	Beijing Shoutehengyuan Construction Engineering Corporation	Less than three Months	Payment for goods	419,940.00	419,940.00	419,940.00
9	Junliangcheng Metallurgical Lifting Equipment Factory	Less than three Months	Payment for goods	382,128.65	382,128.65	382,128.65
10	Beijing Shouanda Mechanical Equipment Co.,LTD.	Less than three Months	Payment for goods	260,240.00	260,240.00	260,240.00
11	Tianjin Raoli Machine Manufacturing Co.,Ltd.	Less than three Months	Payment for goods	243,785.00	243,785.00	243,785.00
12	Daqiuzhuang Dongyuan Indoor Fitting	Less than three Months	Payment for goods	240,480.00	240,480.00	240,480.00
13	Tianjin Lanye Water Disposal Engineering Co.,Ltd.	Less than three Months	Payment for goods	175,000.00	175,000.00	175,000.00
14	Tianjin Jinghai County Luwangxin Hardwares Distribution Agency	Less than three Months	Payment for goods	139,394.56	139,394.56	139,394.56
15	Tianjin Shengteng Industry and Trade Co.,Ltd.	Less than three Months	Payment for goods	136,725.24	136,725.24	136,725.24
16	Changzhou Tianrun Roller Manufacturing Co.,Ltd.	Less than three Months	Payment for goods	136,342.50	136,342.50	136,342.50
17	Shengda Auto Team	Less than three Months	Payment for goods	132,659.07	132,659.07	132,659.07
Subtotal for This Page				11,638,111.28	11,638,111.28	11,638,111.28

Filled by :Yang Shu Hang						Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.

No.	Account Name(Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
18	Tianjin Tianchongjiang Tianchonggong Co.,Ltd.	Less than three Months	Payment for goods	132,000.00	132,000.00	132,000.00
19	Tianjin Lulie Mechanical Knife Flake Distribution Agency	Less than three Months	Payment for goods	130,000.00	130,000.00	130,000.00
20	Tianjin Xiqing District Fufa Lubricate Oil Co.,Ltd.	Less than three Months	Payment for goods	127,177.80	127,177.80	127,177.80
21	Feicheng Hengyuan Mechanicals Co.,Ltd.	Less than three Months	Payment for goods	126,936.00	126,936.00	126,936.00
22	Beijing Capital Steel Machine and Electronics Co.,Ltd, Heavy Machine Division	Less than three Months	Payment for goods	126,000.00	126,000.00	126,000.00
23	Tianjin Dagang Fulida Hardwares Processing Factory	Less than three Months	Payment for goods	120,032.21	120,032.21	120,032.21
24	Hebei Qinghe County Jinlong Co,Ltd.	Less than three Months	Payment for goods	91,990.00	91,990.00	91,990.00
25	Tianjin Tongyuan Technology Development Co.,Ltd.	Less than three Months	Payment for goods	87,500.00	87,500.00	87,500.00
26	Jinan Engine Vehicles Factory, Ji County Division	Less than three Months	Payment for goods	85,200.00	85,200.00	85,200.00
27	Tianjin Jinghai County Duliu Town Zhennan Gear Wheel Factory	Less than three Months	Payment for goods	84,142.50	84,142.50	84,142.50
28	Tianjin Xuchenyang Business and Trade Co.,Ltd.	Less than three Months	Payment for goods	81,846.76	81,846.76	81,846.76
29	Tianjin Jinghai County Dalong Power Switch Co.,Ltd.	Six-nine months	Payment for goods	74,200.00	74,200.00	74,200.00
30	Baitou Haoshi Industrial Pumps Factory	Less than three Months	Payment for goods	71,270.00	71,270.00	71,270.00
31	Duliu Construction Corporation	Less than three Months	Payment for goods	70,000.00	70,000.00	70,000.00
32	Qinghe Longxing Auto&Motorcycle Component Parts Factory	Less than three Months	Payment for goods	65,700.00	65,700.00	65,700.00
33	Tianjin Qiu Ri Business and Trade Co.,ltd.	Less than three Months	Payment for goods	63,174.09	63,174.09	63,174.09
34	Taiyuan Iron and Steel Group Roller Factory	More than nine months	Payment for goods	62,280.20	62,280.20	62,280.20
				1,599,449.56	1,599,449.56	1,599,449.56

Filled by :Yang Shu Hang
						Appraiser: Qi Su Xue
Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.						Unit: RMB/Yuan

No.	Account Name (Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
35	Tianjin Hongxinhaoluo Shaft Distribution Agency	Less than three Months	Payment for goods	59,390.00	59,390.00	59,390.00
36	Jinnan Auto Team	Less than three Months	Payment for goods	49,199.45	49,199.45	49,199.45
37	Xingtai Gangzhong Roller Co.,Ltd.	Less than three Months	Payment for goods	43,938.97	43,938.97	43,938.97
38	Tianjin Jinghai Heshuntong Hardwares Distribution Agency	Less than three Months	Payment for goods	43,190.33	43,190.33	43,190.33
39	Kunwang Construction Engineering Co.,ltd.	Less than three Months	Payment for goods	42,930.00	42,930.00	42,930.00
40	Tianjin Jinghai Juxing Compressor Distribution Agency	Less than three Months	Payment for goods	36,595.70	36,595.70	36,595.70
41	Shandong Lubei Appliances Manufacturing Co.,Ltd.	Less than three Months	Payment for goods	32,500.00	32,500.00	32,500.00
42	Tianjin Yuehai Electronic Equipment Co.,Ltd.	Six-nine months	Payment for goods	31,030.00	31,030.00	31,030.00
43	Tianjin Jinghai Maoshengfa Components Distribution Agency	Less than three Months	Payment for goods	30,791.71	30,791.71	30,791.71
44	Tianjin haote Industry and Trade Co.,ltd.	Less than three Months	Payment for goods	30,477.00	30,477.00	30,477.00
45	Tianjin Huafuxinda Bearing Distribution Co.,Ltd.	Less than three Months	Payment for goods	25,553.88	25,553.88	25,553.88
46	Cangzhou Yida Machine and Electronic Equipment Co.,ltd.	Less than three Months	Payment for goods	25,297.50	25,297.50	25,297.50
47	Tianjin Defa Chemical Gas Co.,Ltd.	Less than three Months	Payment for goods	22,808.00	22,808.00	22,808.00
48	Tianjin Xinjuda Industry and Trade Co.,ltd.	Less than three Months	Payment for goods	21,655.00	21,655.00	21,655.00
49	Beiing Capital Steel Jingshun Roller Co.,Ltd.	Less than three Months	Payment for goods	18,218.50	18,218.50	18,218.50
50	Tianjin Liangda Machine and Electronic Bearing Co.,Ltd.	Less than three Months	Payment for goods	17,132.16	17,132.16	17,132.16
51	Tianjin Jinhaili Grease Co.,Ltd.	Less than three Months	Payment for goods	16,066.70	16,066.70	16,066.70
	Subtotal for This Page			546,774.90	546,774.90	546,774.90

Filled by :Yang Shu Hang						Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.						Unit: RMB/Yuan

No.	Account Name(Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
52	Tianjin Heshilian Technology and Trade Co.,Ltd, Nankai No.2 Subsidiary Company	Less than three Months	Payment for goods	14,563.00	14,563.00	14,563.00
53	Feicheng Hengcheng Supply Materials Co.,Ltd.	Less than three Months	Payment for goods	11,600.00	11,600.00	11,600.00
54	Ma'anshan Juxing(Group)Head Corporation, Bowang Cutting and Grinding Tools Factory	Less than three Months	Payment for goods	11,590.00	11,590.00	11,590.00
55	TEDA Tianzhong Machine and Electronics Equipment Repairing and Manufacturing Corporation	Less than nine months	Payment for goods	10,000.00	10,000.00	10,000.00
56	Tjianjin Hengyu Steel Structure Engineering Technology Co., Ltd.	Six-nine months	Payment for goods	2,000.00	2,000.00	2,000.00
57	Tianjin Shuxiang Gardening Corporation	Six-nine months	Payment for goods	1,488.00	1,488.00	1,488.00
58	Tianjin Jinghai County Haotai Hardwares Store	Less than three Months	Payment for goods	1,355.60	1,355.60	1,355.60
59	Tianjin Ruixingyuan Industry and Trade Co.,Ltd.	Less than three Months	Payment for goods	700.00	700.00	700.00
60	Dong Chang Tai	Less than three Months	Payment for goods	1,633,803.80	1,633,803.80	1,633,803.80
61	Guo Xi Li	Less than three Months	Payment for goods	935,721.49	935,721.49	935,721.49
62	Cheng Qing Hua	Less than three Months	Payment for goods	765,828.00	765,828.00	765,828.00
63	Zhang Li	Less than three Months	Payment for goods	424,711.00	424,711.00	424,711.00
64	Fang Lian En	Less than three Months	Payment for goods	337,602.00	337,602.00	337,602.00
65	Yuan Wen Qing	Less than three Months	Payment for goods	286,160.00	286,160.00	286,160.00
66	Nanjing Suyan Trade and Development Industry Co., Ltd.	Less than three Months	Payment for goods	5,093,334.00	5,093,334.00	5,093,334.00
67	Shenyang Liaodu Iron and Steel Co.,Ltd.	Less than three Months	Payment for goods	99,999.00	99,999.00	99,999.00

	Subtotal for This Page			9,630,455.89	9,630,455.89	9,630,455.89
	Total			23,414,791.63	23,414,791.63	23,414,791.63

Filled by :Yang Shu Hang						Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Account Name (Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
1	Guangdong Foshan Shunde District Huiying Trade Co., Ltd.	Less than three months	Payment for goods	2,016,666.48	2,016,666.48	2,016,666.48
2	Qingdao Haixin Business and Trade Co.,Ltd.	Less than three months	Payment for goods	1,528,256.09	1,528,256.09	1,528,256.09
3	Shanghai Qiugang Sheet Metal Co.,Ltd.	Less than three months	Payment for goods	182,743.67	182,743.67	182,743.67
4	Tianjin Shengze Industry and Trade Co., Ltd.	Less than three months	Payment for goods	50,381.86	50,381.86	50,381.86
5	China Aviation Industry Supply and Marketing Head Corporation, Jiangxi Division	Less than three months	Payment for goods	807,178.24	807,178.24	807,178.24
6	Shijiazhuang Heshunda Industry and Trade Co., Ltd	Less than three months	Payment for goods	415,138.10	415,138.10	415,138.10
7	Xinjiang Wulumuqi Huibang Industry and Trade Co., Ltd.	Less than three months	Payment for goods	311,254.26	311,254.26	311,254.26
8	Tianjin Dagang Huaming Chemical Plant	Less than three months	Payment for goods	295,111.90	295,111.90	295,111.90
9	Xinjiang Wulumuqi Huicheng Business and Trade Co.,Ltd.	Less than three months	Payment for goods	188,987.92	188,987.92	188,987.92
10	Shanghai Minna Industry Co.,Ltd.	Less than three months	Payment for goods	184,263.06	184,263.06	184,263.06
11	Nanjing Mingrui Steel Trade Co., Ltd.	Less than three months	Payment for goods	164,577.13	164,577.13	164,577.13
12	Henan Zhengzhou Supply Supporting Materials Co., Ltd.	Less than three months	Payment for goods	143,461.62	143,461.62	143,461.62
13	Zhejiang Xingguang Economy and Trade Co. Ltd.	Less than three months	Payment for goods	130,634.10	130,634.10	130,634.10
14	Alashankou Mianrui Business and Trade Co., Ltd.	Less than three months	Payment for goods	118,613.44	118,613.44	118,613.44
15	Xuzhou Tongrun Metal Materials Co., Ltd.	Less than three months	Payment for goods	116,641.98	116,641.98	116,641.98
16	Yangzhou Xinxing Metal Materials Co., Ltd.	Less than three months	Payment for goods	107,667.80	107,667.80	107,667.80
17	Kunming Mintian Industry and Trade Co., Ltd.	Less than three months	Payment for goods	99,891.59	99,891.59	99,891.59
18	Tianjin Lianyi Industry and Trade Co., Ltd.	Less than three months	Payment for goods	92,127.33	92,127.33	92,127.33
	Subtotal for This Page			6,953,596.57	6,953,596.57	6,953,596.57

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue
Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Account Name (Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
19	Shandong Jining Tonghui Commercial Trading Co., Ltd.	Less than three months	Payment for goods	89,375.56	89,375.56	89,375.56
20	Shenyang Liaodu Iron and Steel Co., Ltd.	Less than three months	Payment for goods	89,275.46	89,275.46	89,275.46
21	Chongqing Yongdan Supply Materials Co., Ltd.	Less than three months	Payment for goods	80,628.92	80,628.92	80,628.92
22	Sichuan Chengdu Shenghua Supply Materials Co., Ltd, Chongqing Subsidiary company	Less than three months	Payment for goods	72,169.32	72,169.32	72,169.32
23	Chongqing Yongdan Supply Materials Co., Ltd.	Less than three months	Payment for goods	69,212.79	69,212.79	69,212.79
24	Tianjin Ruiqiang Packing Materials Co.,Ltd.	Less than three months	Payment for goods	66,115.35	66,115.35	66,115.35
25	Hangzhou Ruixin Supply Materials Co., Ltd.	Less than three months	Payment for goods	64,248.94	64,248.94	64,248.94
26	Tianjin Sansheng Electronic Machine Box Factory	Less than three months	Payment for goods	64,008.90	64,008.90	64,008.90
27	Inner Mongolia Longfeng Supply Materials Trade Co., Ltd.	Less than three months	Payment for goods	57,385.24	57,385.24	57,385.24
28	Xi'an Xinwang Materials Supply Station	Less than three months	Payment for goods	54,786.20	54,786.20	54,786.20
29	Yixing Weisheng Metal Materials Co., Ltd.	Less than three months	Payment for goods	53,257.16	53,257.16	53,257.16
30	Qinghai Xining Zhenning Supply Materials Co., Ltd.	Less than three months	Payment for goods	52,768.24	52,768.24	52,768.24
31	Sichuan Chengdu Shenghua Supply Materials Co., Ltd.	Less than three months	Payment for goods	51,531.24	51,531.24	51,531.24
32	Qing County Haimeng Metal Products Co., Ltd.	Less than three months	Payment for goods	49,871.80	49,871.80	49,871.80
33	Dalian Hongcheng Eletronic Motor Co., Ltd.	Less than three months	Payment for goods	49,201.25	49,201.25	49,201.25
34	Shaanxi Qingli Business and Trade Co., Ltd.	Less than three months	Payment for goods	42,225.48	42,225.48	42,225.48
35	Wenzhou Jianlong Iron and Steel Co., Ltd.	Less than three months	Payment for goods	40,631.14	40,631.14	40,631.14
36	Shandong Liaocheng Xinda Steel Products Co., Ltd.	Less than three months	Payment for goods	38,824.61	38,824.61	38,824.61
	Subtotal for This Page			1,085,517.60	1,085,517.60	1,085,517.60

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue
Date of filling: March 27, 2007

No.	Account Name (Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
37	Qingdao Railway Subadministration,Zibo Railway Office Affairs Industry and Trade Co., Ltd.	Less than three months	Payment for goods	30,479.14	30,479.14	30,479.14
38	Fuan Xinmao Cold-rolled Silicon Steel Co., Ltd.	Less than three months	Payment for goods	29,862.50	29,862.50	29,862.50
39	Jiangsu Wuxi Dazhuang Supply Materials Co., Ltd.	Less than three months	Payment for goods	26,139.73	26,139.73	26,139.73
40	Hangzhou Longwan Iron and Steel Co., Ltd.	Less than three months	Payment for goods	25,625.85	25,625.85	25,625.85
41	Shenyang Yanglongyuang Trade Co., Ltd.	Less than three months	Payment for goods	25,592.64	25,592.64	25,592.64
42	Zhejiang Province Wenling Sanlian Silicon Steel Co., Ltd. (processing)	Less than three months	Payment for goods	24,825.51	24,825.51	24,825.51
43	Xingtai Aixier Machine and Electronics Co., Ltd.(processing)	Less than three months	Payment for goods	23,796.72	23,796.72	23,796.72
44	Zhejiang Metallurgical Supply Materials Co., Ltd.	Less than three months	Payment for goods	21,621.29	21,621.29	21,621.29
45	Dalian Jinzhou Jinyun Supply Materials Distribution Agency	Less than three months	Payment for goods	15,534.88	15,534.88	15,534.88
46	Qingdao Woerfusen Metal Materials Co., Ltd.	Less than three months	Payment for goods	15,257.10	15,257.10	15,257.10
47	Shenyang Rongxiang Metal Materials Co., Ltd.	Less than three months	Payment for goods	14,436.23	14,436.23	14,436.23
48	Dalian Hongqiu Electronic Controll Equipments Co., Ltd.	Less than three months	Payment for goods	14,423.12	14,423.12	14,423.12
49	Dalian Haocheng Steel Products Co., Ltd.	Less than three months	Payment for goods	13,420.62	13,420.62	13,420.62
50	Changsha Xindong Iron and Steel Trade Co., Ltd.	Less than three months	Payment for goods	12,992.02	12,992.02	12,992.02
51	Tianjin Beichen District Zhiyuan Metal Materials Co., Ltd.	Less than three months	Payment for goods	12,388.80	12,388.80	12,388.80
52	Xuzhou Hengxin Metal Materials Co., Ltd.	Less than three months	Payment for goods	11,659.32	11,659.32	11,659.32
53	Yixing Mingtong Supply Materials Co., Ltd.	Less than three months	Payment for goods	11,327.66	11,327.66	11,327.66
54	Jianhu County Xingda Metal Materials Co., Ltd.	Less than three months	Payment for goods	10,905.84	10,905.84	10,905.84
	Subtotal for This Page			340,288.97	340,288.97	340,288.97

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue
Date of filling: March 27, 2007

No.	Account Name (Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
55	Dacheng County Huafeng Sawing Equipments Co., Ltd	Less than three months	Payment for goods	10,328.50	10,328.50	10,328.50
56	Shanghai Shuaice Trade Co., Ltd.	Less than three months	Payment for goods	9,874.18	9,874.18	9,874.18
57	Shanghai Haiyu Chengye Iron and Steel Co., Ltd.	Less than three months	Payment for goods	9,028.01	9,028.01	9,028.01
58	Baodi Aiyang Hardwares Factory	Less than three months	Payment for goods	8,709.60	8,709.60	8,709.60
59	Cheng De Yi	Less than three months	Payment for goods	8,273.00	8,273.00	8,273.00
60	Tianjin Runcheng Iron Tower Manufacturing Co., Ltd.	Less than three months	Payment for goods	8,152.38	8,152.38	8,152.38
61	Shanxi Zonglong Trade Co., Ltd.	Less than three months	Payment for goods	7,998.12	7,998.12	7,998.12
62	Haerbin Huatai Metal Materials Co., Ltd.	Less than three months	Payment for goods	7,357.32	7,357.32	7,357.32
63	Hefei Xinran Trade Co., Ltd.	Less than three months	Payment for goods	7,323.48	7,323.48	7,323.48
64	Chengdu Jiazhou Trade Co., Ltd.	Less than three months	Payment for goods	7,226.58	7,226.58	7,226.58
65	Yancheng Dinghua Supply Materials Co., Ltd.	Less than three months	Payment for goods	7,221.95	7,221.95	7,221.95
66	Chengdu Yuhang Supply Materials Distribution Agency	Less than three months	Payment for goods	7,211.64	7,211.64	7,211.64
67	Jiangsu Zongshen Motorcycle Manufacturing Co., Ltd.	Less than three months	Payment for goods	5,840.00	5,840.00	5,840.00
68	Liaoning Shenyang Ouyahua Mining Equipment Manufacturing Co., Ltd.	Less than three months	Payment for goods	5,518.68	5,518.68	5,518.68
69	Haerbin Jintailai Steel Products Co., Ltd.	Less than three months	Payment for goods	5,178.36	5,178.36	5,178.36
70	Shengzhou Deke Electronic Sound Co., Ltd.	Less than three months	Payment for goods	5,008.00	5,008.00	5,008.00
71	Zibo Golden Coastline Trade Co., Ltd.	Less than three months	Payment for goods	4,359.46	4,359.46	4,359.46
72	Chengdu Yongdan Business and Trade Co., Ltd.	Less than three months	Payment for goods	4,017.70	4,017.70	4,017.70
	Subtotal for This Page			128,626.96	128,626.96	128,626.96

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue
Date of filling: March 27, 2007

No.	Account Name (Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
73	Shenyang Xinyue Supply Materials Marketing Co., Ltd.	Less than three months	Payment for goods	3,016.88	3,016.88	3,016.88
74	Hebei Cangzhou New Century Foreign Trade Co., Ltd.	Less than three months	Payment for goods	2,909.60	2,909.60	2,909.60
75	Tianjin Shengli Machine and Electronics Co., Ltd.	Less than three months	Payment for goods	2,826.94	2,826.94	2,826.94
76	Heilongjiang Sanlin Iron and Steel Trade Co., Ltd.	Six-Nine Months	Payment for goods	2,072.48	2,072.48	2,072.48
77	Fushun Qingxin Industry and Trade Co., Ltd.	Less than three months	Payment for goods	2,034.46	2,034.46	2,034.46
78	Dalian Wanshengyuan Steel Products Industry and Trade Co., Ltd.	Less than three months	Payment for goods	1,835.22	1,835.22	1,835.22
79	Xuzhou Yongxu Supply Materials Distribution Agency	Less than three months	Payment for goods	1,651.12	1,651.12	1,651.12
80	Tianjin Zhongxing Iron and Steel Development Co., Ltd.	Less than three months	Payment for goods	1,450.80	1,450.80	1,450.80
81	Nanjing Tuoyuan Supply Materials Co., Ltd.	Less than three months	Payment for goods	1,009.58	1,009.58	1,009.58
82	Changchun Haihuafa Economy and Trade Co., Ltd.	Less than three months	Payment for goods	800.00	800.00	800.00
83	Shengyuang Electronic Motor Eletricity Generating Equipment Co., Ltd.	Less than three months	Payment for goods	620.96	620.96	620.96
84	Wendeng Meihua Electronic Motor Factory	Less than three months	Payment for goods	485.00	485.00	485.00
85	Xuzhou Yilong Machine and Electronics Technology Co., Ltd.	Less than three months	Payment for goods	373.74	373.74	373.74
86	Changcun Puhua Steel Products Economy and Trade Co., Ltd.	Less than three months	Payment for goods	332.36	332.36	332.36
87	Haerbin Hongsheng Metal Materials Co., Ltd.	Less than three months	Payment for goods	266.40	266.40	266.40
88	Qingling Automobile Co., Ltd.	Less than three months	Payment for goods	241.28	241.28	241.28
89	Kunming Landa Economy and Trade Co., Ltd.	More than nine months	Payment for goods	222.23	222.23	222.23
90	Dalian Deyi Kuangchan Mine Products Supply Co. Ltd	Three-six months	Payment for goods	188.40	188.40	188.40
	Subtotal for This Page			22,337.45	22,337.45	22,337.45

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue
Date of filling: March 27, 2007

No.	Account Name (Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
91	Weihai Juliweite Electronic Motor Co., Ltd.	Less than three months	Payment for goods	57.80	57.80	57.80
92	Fuzhou Fangrong Iron and Steel Trade Co., Ltd.	Less than three months	Payment for goods	9.48	9.48	9.48
93	Weifang Jinyin Supply Materials Co., Ltd.	Less than three months	Payment for goods	0.60	0.60	0.60
94	Shenyang Furuisen Business and Trade Co., Ltd.	Less than three months	Payment for goods	0.08	0.08	0.08
95
96
97
98
99
100
101
102
103
104
105
106
107
	Subtotal for This Page			67.96	67.96	67.96
	Total			8,530,435.51	8,530,435.51	8,530,435.51

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue
Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.						Unit: RMB/Yuan

No.	Account Name(Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
1	Shen Yan Min	Less than three months	Loan	93,228.51	93,228.51	93,228.51
2	Zhao Feng Xue	Less than three months	Loan	100,000.00	100,000.00	100,000.00
3	Pang Jun	Less than three months	Loan	100,000.00	100,000.00	100,000.00
4	Miao Ru Long	Less than three months	Loan	6,031.84	6,031.84	6,031.84
5	Shi Teng Xiao	Less than three months	Loan	145,814.36	145,814.36	145,814.36
6	Li Xu He	Less than three months	Loan	264,959.11	264,959.11	264,959.11
7	Gao Xian Lin	Less than three months	Loan	180,857.35	180,857.35	180,857.35
8	Meng Xiang Fa	Less than three months	Loan	10,000.00	10,000.00	10,000.00
9	Xue Si Gang	Less than three months	Loan	227,890.05	227,890.05	227,890.05
10	Li Yu Xiang	Less than three months	Loan	227,401.13	227,401.13	227,401.13
11	Zhao Pei Gang	Less than three months	Loan	10,000.00	10,000.00	10,000.00
12	Zhao Yi Jun	Less than three months	Loan	10,000.00	10,000.00	10,000.00
13	Hu Jing Long	Less than three months	Loan	5,000.00	5,000.00	5,000.00
14	Sun Tong Qing	Less than three months	Loan	10,000.00	10,000.00	10,000.00
15	Shi Yun Hao	Less than three months	Loan	10,000.00	10,000.00	10,000.00
16	Jiao Yu Dong	Less than three months	Loan	5,000.00	5,000.00	5,000.00
17	Xue You Shui	Less than three months	Loan	10,000.00	10,000.00	10,000.00
18	Zhao Feng	Less than three months	Loan	5,000.00	5,000.00	5,000.00
Subtotal for this page				1,421,182.35	1,421,182.35	1,421,182.35
Filled by :Yang Shu Hang						Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.						Unit: RMB/Yuan
No.	Account Name(Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
19	Xiao Ben Hu	Less than three months	Loan	5,000.00	5,000.00	5,000.00
20	Peng Qing Dong	Less than three months	Loan	10,000.00	10,000.00	10,000.00
21	Wang Jian	Less than three months	Loan	5,000.00	5,000.00	5,000.00
22	Yuan Jun Sheng	Less than three months	Loan	5,000.00	5,000.00	5,000.00
23	Wang Yong Xue	Less than three months	Loan	5,000.00	5,000.00	5,000.00
24	Gui Hua De	Less than three months	Loan	5,000.00	5,000.00	5,000.00
25	Xue You Xin	Less than three months	Loan	10,000.00	10,000.00	10,000.00
26	Wan Zheng Lun	Less than three months	Loan	5,000.00	5,000.00	5,000.00
27	Zhang Ji Zhao	Less than three months	Loan	5,000.00	5,000.00	5,000.00
28	Zhao Zhen Zhu	Less than three months	Loan	10,000.00	10,000.00	10,000.00
29	Wu Ye Fang	Less than three months	Loan	5,000.00	5,000.00	5,000.00
30	Sun Cheng Wen	Less than three months	Loan	5,000.00	5,000.00	5,000.00
31	Fan Guo Dong	Less than three months	Loan	5,000.00	5,000.00	5,000.00
32	Shi Jian Jun	Less than three months	Loan	5,000.00	5,000.00	5,000.00
33	Sun Sheng Jie	Less than three months	Loan	5,000.00	5,000.00	5,000.00
34	Liang Shu Jun	Less than three months	Loan	5,000.00	5,000.00	5,000.00
35	Wang Yun Quan	Less than three months	Loan	5,000.00	5,000.00	5,000.00
36	Sun De Xue	Less than three months	Loan	5,000.00	5,000.00	5,000.00
Subtotal for this page				105,000.00	105,000.00	105,000.00
Filled by :Yang Shu Hang					Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.						Unit: RMB/Yuan

No.	Account Name(Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
37	Xia Guang Hao	Less than three months	Loan	10,000.00	10,000.00	10,000.00
38	Bao Ji Xian	Less than three months	Loan	5,000.00	5,000.00	5,000.00
39	Zhao Xing	Less than three months	Loan	10,000.00	10,000.00	10,000.00
40	Li Jian Hua	Less than three months	Loan	10,000.00	10,000.00	10,000.00
41	Wu Dong Xue	Less than three months	Loan	5,000.00	5,000.00	5,000.00
42	Wang Shun Xin	Less than three months	Loan	5,000.00	5,000.00	5,000.00
43	An Zai Wei	Less than three months	Loan	5,000.00	5,000.00	5,000.00
44	Lin Long	Less than three months	Loan	5,000.00	5,000.00	5,000.00
45	Zhang Qing Dong	Less than three months	Loan	10,000.00	10,000.00	10,000.00
46	Han Zhen Min	Less than three months	Loan	10,000.00	10,000.00	10,000.00
47	Kong Ling Xiang	Less than three months	Loan	5,000.00	5,000.00	5,000.00
48	Jiang Hai Hong	Less than three months	Loan	10,000.00	10,000.00	10,000.00
49	Zhou Wen Xiang	Less than three months	Loan	10,000.00	10,000.00	10,000.00
50	Yu Zuo Fu	Less than three months	Loan	10,000.00	10,000.00	10,000.00
51			Loan
52			Loan
53			Loan
54	Subtotal for this page			110,000.00	110,000.00	110,000.00
Total				1,636,182.35	1,636,182.35	1,636,182.35

Filled by :Yang Shu Hang					Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.			Unit: RMB/Yuan

No.	Department or Content	Book Value	Ajusted Book Value	Appraisal Value	Remark
1	Ppojected employeewages for November and December	5,541,124.16	5,541,124.16	5,541,124.16
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
Total		5,541,124.16	5,541,124.16	5,541,124.16

Filled by :Yang Shu Hang			Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Tax Agency	Occurance Date	Tax Type	Book Value	Ajusted Book Value	Appraisal Value	Remark

1	Bureau of State Taxation of Jinghai County	2006.12	VAT	41477897.43	41477897.43	41477897.43

2	Local Taxation Bureau of Jinghai County, Daqiuzhuang Office	2006.12	Sales tax	573035.55	573035.55	573035.55

3	Local Taxation Bureau of Jinghai County, Daqiuzhuang Office	2006.12	Charge for preventing flood	5241.11	5241.11	5241.11

4

5

6

7

8

9

10

11

12

13

14

15

16

17				42,056,174.09	42,056,174.09	42,056,174.09

Total						Appraiser: Qi Su Xue

Filled by : Yang Shu Hang

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Account NameøBalance Recipient÷	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
1	Unpaide pension insurance fee from Jan. of 2005 to Dec. of 2006	Pension insurance fee	2,758,499.10	2,758,499.10	2,758,499.10
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
Total			2,758,499.10	2,758,499.10	2,758,499.10

Filled by :Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Item	Book Value	Adjusted Book Value	Appraisal Value	Increased Value	Increase Rate %
10—1	Long-term loans
10—2	Bonds payable
10—3	Long-term payable	16,000,000.00	16,000,000.00	16,000,000.00
10—4	Housing Working Fund
10—5	Other long-term liabilities
10—6	Deferred tax credit

9	Total current liabilities	16,000,000.00	16,000,000.00	16,000,000.00

Filled by : Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner:Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Account Name (Balance Recipient)	Account Age	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
1	Tianjin Dagang Huaming Chemical Plant	Less than three months	Deposit	10,000.00	10,000.00	10,000.00
2	Tianjin Shengze Industry and Trade Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
3	Song Zhi Zhong	Less than three months	Deposit	10,000.00	10,000.00	10,000.00
4	Tianjin Beihua Industrial Trading Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
5	Shandong Boxing County Boyuan Supply Materials Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
6	Shandong GaomiXinfeng Supply Materials Co., Ltd.	Less than three months	Deposit	1,000,000.00	1,000,000.00	1,000,000.00
7	Shandong Qufu Erqing Industrial Supply and Sales Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
8	Shandong Liaocheng Xinda Steel Products Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
9	Shandong Zibo Zhoucun Jinzhou Supply Materials Co., Ltd.	Less than three months	Deposit	1,000,000.00	1,000,000.00	1,000,000.00
10	Shandong Jining Tonghui Commercial Trading Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
11	Henan Yuanyang Jinxin Metal Sheet Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
12	Henan Changge Stone Supply Materials Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
13	Jiangsu Wuxi Dazhuang Supply Materials Co., Ltd.	Less than three months	Deposit	1,000,000.00	1,000,000.00	1,000,000.00
14	Jiangsu Zongshen Motorcycle Manufacturing Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
15	Zhejiang Wenzhou Jianlong Steel Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
16	Zhejiang Metallurgical Supply Materials Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
17	Qinghai Xining Zhenning Supply Materials Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
18	Chengdu Shenghua Supply Materials Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
Subtotal for This Page				9,520,000.00	9,520,000.00	9,520,000.00

Filled by : Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Account Name (Balance Recipient)	Less than three months	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
19	Tianjin Yongxinyuan Industry and Trade Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
20	Kunming Mintian Industry and Trade Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
21	Shijiazhuang Heshunda Industry and Trade Co., Ltd	Less than three months	Deposit	100,000.00	100,000.00	100,000.00
22	Xuzhou Hengye Metal Sheet Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
23	Jiangsu Nantong Guangda Metal Materials Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
24	Henan Zhengzhou Supply Supporting Materials Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
25	Jiangsu Yancheng Dinghua Supply Materials Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
26	Chongqing Yongdan Supply Materials Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
27	Nanjing Mingrui Steel Trade Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
28	Yangzhou Xinxing Metal Materials Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
29	Zhejiang Xingguang Economy and Trade Co., Ltd.	Less than three months	Deposit	300,000.00	300,000.00	300,000.00
30	Nanjing Suyan Trade and Development Industry Co., Ltd.	Less than three months	Deposit	100,000.00	100,000.00	100,000.00
31	Nanjing Wenxuan Metal Industry Co., Ltd.	Less than three months	Deposit	100,000.00	100,000.00	100,000.00
32	Xinjiang Wulumuqi Huibang Industry and Trade Co., Ltd.	Less than three months	Deposit	100,000.00	100,000.00	100,000.00
33	Guangdong Foshan Shunde District Huiying Trade Co., Ltd.	Less than three months	Deposit	500,000.00	500,000.00	500,000.00
34	Shaanxi Baotian Supply Materials Co., Ltd.	Less than three months	Deposit	100,000.00	100,000.00	100,000.00
35	Gansu Chunwang Supply Materials Co., Ltd.	Less than three months	Deposit	100,000.00	100,000.00	100,000.00
36	Alashankou Mianrui Business and Trade Co., Ltd.	Less than three months	Deposit	100,000.00	100,000.00	100,000.00
Subtotal for This Page				6,000,000.00	6,000,000.00	6,000,000.00

Filled by : Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007

Assets owner: Tianjin Daqiuzhuang Metal Sheet Co., Ltd.	Unit: RMB/Yuan

No.	Account Name (Balance Recipient)	Less than three months	Business Description	Book Value	Ajusted Book Value	Appraisal Value	Remark
37	Jinfeng Cold&Hot-rolled Plates Co., Ltd.	Less than three months	Deposit	300,000.00	300,000.00	300,000.00
38	Tianjin Beichen District Zhiyuan Metal Materials Co., Ltd.	Less than three months	Deposit	10,000.00	10,000.00	10,000.00
39	LiFengJiang	Less than three months	Deposit	80,000.00	80,000.00	80,000.00
40	Tianjin Yufeng Supply Materials Co., Ltd.	Less than three months	Deposit	80,000.00	80,000.00	80,000.00
41	Tianjin Jinquan Casting. Co., Ltd.	Less than three months	Deposit	10,000.00	10,000.00	10,000.00
42
43
44
45
46
47
48
49
50
51
52
53
54	Subtotal for This Page			480,000.00	480,000.00	480,000.00
Total				16,000,000.00	16,000,000.00	16,000,000.00

Filled by : Yang Shu Hang	Appraiser: Qi Su Xue

Date of filling: March 27, 2007